PROSPECTUS

MAY 2, 2005

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

GROUP VARIABLE ANNUITY CONTRACTS

DISCOVERY SELECT

GROUP RETIREMENT ANNUITY

This prospectus describes the DISCOVERY SELECTSM Group Variable Annuity Contracts* (the “Contracts”). The Contracts are group variable annuity contracts sold by The Prudential Insurance Company of America (“Prudential”) to retirement plans qualifying for federal tax benefits under sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 as amended (the “Code”) and to non-qualified defined contribution annuity plans. In this Prospectus, Prudential may be referred to as either “Prudential” or as “we” or “us”. We may refer to a participant under a retirement plan as “you.”

We sell one of the Contracts (the “Small Plan Contract”) exclusively to retirement plans qualified under Sections 401(k) or 401(a) of the Code that generally have 100 or fewer participants.

As a plan participant, you can allocate contributions made on your behalf in a number of ways. You can allocate contributions to one or more of the 22 Subaccounts. Each Subaccount invests in one of the following portfolios of The Prudential Series Fund, Inc. (the “Prudential Series Fund”) or other listed portfolios (collectively, the “Funds”):

THE PRUDENTIAL SERIES FUND, INC.

Money Market Portfolio	Flexible Managed Portfolio	Equity Portfolio
Diversified Bond Portfolio	High Yield Bond Portfolio	Jennison Portfolio
Government Income Portfolio	Stock Index Portfolio	Global Portfolio
Conservative Balanced Portfolio	Prudential Value Portfolio

AIM VARIABLE INSURANCE FUNDS, INC.

AIM V.I. Core Equity Fund	AIM V.I. Premier Equity Fund

CREDIT SUISSE TRUST	JANUS ASPEN SERIES
Global Small Cap Portfolio	Large Cap Growth Portfolio
International Growth Portfolio

MFS VARIABLE INSURANCE TRUST	PREMIER VIT
MFS Emerging Growth Series	OpCap Managed Portfolio
MFS Research Series	OpCap Small Cap Portfolio

T. ROWE PRICE EQUITY SERIES, INC.	T. ROWE PRICE INTERNATIONAL SERIES, INC.
Equity Income Portfolio	International Stock Portfolio

You also can allocate contributions to the Guaranteed Interest Account, which guarantees a stipulated rate of interest if held for a specified period of time. In this Prospectus, we do not describe that account in detail. Rather, we mention the Guaranteed Interest Account only where necessary to explain how the Prudential Discovery Select Group Variable Contract Account works.

In this Prospectus, we provide information that you should know before you invest. We have filed additional information about the Contracts with the Securities and Exchange Commission (“SEC”) in a Statement of Information (“SAI”), dated May 2, 2005. That SAI is legally a part of this Prospectus. If you are a participant in certain types of plans (generally 403(b) plans), you can get a copy of the SAI free of charge by contacting us at the address or telephone number shown on the cover page. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC (File No. 333-23271). The SEC’s mailing address is 450 Fifth Street, N.W., Washington, DC 20549-0102, and its public reference number is (202) 942-8090.

The accompanying prospectuses for the Funds and the related statements of additional information describe the investment objectives and risks of investing in the Funds. We may offer additional Funds and Subaccounts in the future. The contents of the SAI with respect to the Contracts appear on page 39 of this Prospectus.

Please read this prospectus and keep it for future reference. It is accompanied by a current prospectus for each of the Funds. Read those prospectuses carefully and retain them for future reference.

As with all variable annuity contracts, the fact that we have registered the contracts with the SEC does not mean that the SEC has determined that the Contracts are a good investment. Nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Prudential Insurance Company of America

Prudential Retirement Services

30 Scranton Office Park

Scranton, PA 18507-1789

Telephone 1-800-458-6333

* DISCOVERY SELECT is a service mark of The Prudential Insurance Company of America

PROSPECTUS CONTENTS

Page
GLOSSARY	1
BRIEF DESCRIPTION OF THE CONTRACTS	2
SUMMARY OF CONTRACT EXPENSES	4
GENERAL INFORMATION ABOUT PRUDENTIAL, THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACTS	7
The Prudential Insurance Company of America	7
The Prudential Discovery Select Group Variable Contract Account	7
The Funds	8
Guaranteed Interest Account	11
THE CONTRACTS	11
The Accumulation Period	12
Allocation of Purchase Payments	13
Asset Allocation Program	13
Transfers	13
Abusive Trading Practices	15
Dollar Cost Averaging	16
Auto-Rebalancing	16
Withdrawals	16
Systematic Withdrawal Plan	17
Texas Optional Retirement Program	18
Death Benefit	19
Discontinuance of Contributions	20
Loan Program	21
Modified Procedures	24
CHARGES, FEES AND DEDUCTIONS	24
Administrative Fee and Annual Account Charge	24
Charge for Assuming Mortality and Expense Risks	25
Expenses Incurred by the Funds	25
Withdrawal Charge	25
Limitations on Withdrawal Charge	26
Aggregate Nature of Charges	27
Taxes Attributable to Premium	27
Requests, Consents and Notices	28
FEDERAL TAX STATUS	28
NONQUALIFIED ARRANGEMENTS USING THE CONTRACTS	30
EFFECTING AN ANNUITY	33
Life Annuity with Payments Certain	33
Annuity Certain	33
Joint and Survivor Annuity with Payments Certain	34
Purchasing the Annuity	34
Spousal Consent Rules for Certain Retirement Plans	34
OTHER INFORMATION	35
Misstatement of Age or Sex	35
Sale of the Contract and Sales Commissions	35
Voting Rights	36
Substitution of Fund Shares	36
Reports to Participants	37
State Regulation	37
Litigation	37
Statement of Additional Information	39
Additional Information	39

i

GLOSSARY

Account—See the Prudential Discovery Select Group Variable Contract Account (the “Discovery Account”) below.

Accumulation Period—The period, prior to the effecting of an annuity, during which the amount credited to a Participant Account may vary with the investment performance of any Subaccount of the Discovery Account, or the interest rate credited under the Guaranteed Interest Account, as selected.

Annuitant—The person or persons upon whose life or lives monthly annuity payments are based after an annuity is effected.

Beneficiary—A person designated to receive benefits from funds held under the Contract.

Business Day—A day on which both the New York Stock Exchange and Prudential are open for business. Our business day generally ends at 4:00 p.m. Eastern time.

Code—The Internal Revenue Code of 1986, as amended.

Contractholder—The employer, association or trust to which Prudential has issued a Contract.

Contracts—The Group Variable Annuity Contracts that we describe in this Prospectus and offer for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Code and with non-qualified annuity arrangements. The Small Plan Contract is one of such Contracts.

Contract Value—The dollar amount held under a Contract.

Employer—The sponsor of the retirement plan or non-qualified annuity arrangement.

Funds—The Portfolios of the Prudential Series Fund, Inc., AIM Variable Insurance Funds, Inc., Credit Suisse Trust, Janus Aspen Series, MFS Variable Insurance Trust, Premier VIT, T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc., available under the Contracts.

General Account—The assets of Prudential other than those allocated to the Discovery Account or any other separate account of Prudential.

Guaranteed Interest Account—An allocation option under the Contract backed by Prudential’s General Account, or under certain Contracts, a separate account. It is not part of nor dependent upon the investment performance of the Discovery Account. This Prospectus does not describe in detail the Guaranteed Interest Account or any separate account funding a guaranteed interest rate option.

Participant—A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract.

Participant Account—An account established for each Participant to record the amount credited to the Participant under the Contract.

Participant Account Value—The dollar amount held in a Participant Account.

Prudential—The Prudential Insurance Company of America. “We,” “us,” or “our” means Prudential.

Prudential Discovery Select Group Variable Contract Account—A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust, invested through its Subaccounts in shares of the corresponding Fund Portfolios.

Small Plan Contract—A type of Contract used exclusively with retirement plans qualified under Sections 401(k) or 401(a) of the Code that generally have 100 or fewer Participants.

Subaccount—A division of the Discovery Account, the assets of which are invested in shares of the corresponding portfolio of the Funds.

Unit And Unit Value—We credit a Participant with Units for each Subaccount in which he invests. The value of these Units may change each Business Day to reflect the investment results of, and deductions of charges from, the Subaccounts, and the expenses of the Funds in which the assets of the Subaccounts are invested. The number of Units credited to a Participant in any Subaccount of the Discovery Account is determined by dividing the amount of the contribution or transfer made on his behalf to that Subaccount by the applicable Unit Value for the Business Day on which the contribution or transfer is received at the address shown on the cover of this Prospectus or such other address that Prudential has specified. We will reduce the number of Units credited to a Participant under any Subaccount by the number of Units canceled as a result of any transfer or withdrawal by a Participant from that Subaccount. Because of its differing charges, the Small Plan Contract will have different Unit Values than the other Contracts. Other Contracts, as to which we have lowered the asset-based administrative fee, also will have different Unit Values.

Valuation Period—The period of time from one determination of the value of the amount invested in a Subaccount to the next. We make such determinations when the net asset values of the Funds are calculated, which is generally as of 4:00 p.m. Eastern time on each day during which the New York Stock Exchange and Prudential are open. Currently, the Prudential business unit that receives transaction requests for the Contracts is open each day on which the New York Stock Exchange is open.

Variable Investment Options—The Subaccounts.

BRIEF DESCRIPTION OF THE CONTRACTS

Prudential offers the Contracts to retirement plans qualifying for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986, as amended (the “Code”) and to nonqualified annuity arrangements. The Contracts are group annuity contracts that we typically issue to employers. These employers then make contributions under the Contract on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a “Participant.”

The value of a Participant’s investment depends upon the performance of the selected investment option[s]. Currently, there are 22 variable investment options, each of which is called a Subaccount. We invest the assets of each Subaccount in one of the Funds listed beginning on page 8. You may direct contributions to one or a combination of variable investment options as well as the Guaranteed Interest Account. We set up a separate Participant Account to record your investment choices. You can withdraw amounts held under your Participant Account, in whole or in part, prior to the annuity date. We also provide for a death benefit under the Contract.

Through payroll deduction or similar agreements with the Contractholder, you may make contributions under the Contract. In addition, you may make contributions in ways other than payroll deduction under certain circumstances.

Prudential assesses charges under the Contracts for the costs of selling and distributing the Contracts, for administering the Contracts, and for assuming mortality and expense risks under the Contracts. We deduct a mortality and expense risk charge equal to an annual rate of 0.15% from the assets held in the variable investment options with respect to all the Contracts. We deduct an administrative charge from the assets held in the variable investment options, which charge is equal to a maximum annual rate of 0.85% for Contracts other than the Small Plan Contract. For the Small Plan Contract, we deduct an administrative charge equal to an annual rate of 1.05% from the assets held in the variable investment options. You can find further details about the administrative charge in the Fee Tables, pages 5 and 6, and under “Administrative Fee and Annual Account Charge,” page 24.

With respect to Contracts other than the Small Plan Contract, we assess an additional administrative charge of up to $32 per Participant (the annual account charge) on the last Business Day of each calendar year and at the time of a full withdrawal. We will prorate this annual account charge for new Participants on a monthly basis for their first year of participation. With respect to the Small Plan Contract, we assess an annual administrative charge of up to $32 per Participant either (i) quarterly, on or about 14 days after the end of each quarter or (ii) annually, on the last Business Day of the calendar year. We do not prorate this charge for new Participants under the Small Plan Contract.

Under Contracts other than the Small Plan Contract, we may impose a withdrawal charge upon withdrawals made in the first five years after the initial contribution made on behalf of a Participant. The maximum withdrawal charge for such Contracts is 5% of the contributions made on behalf of the Participant. Participants in a Small Plan Contract do not pay a withdrawal charge when they redeem some or all of their Units in the Account or their Participant Account Value in the Guaranteed Interest Account. Instead, Prudential will assess a withdrawal charge of up to 5% of the amount of Participant and Employer contributions that are withdrawn in connection with a full or partial termination by the Employer of its participation in the Small Plan Contract. Prudential will impose this withdrawal charge only during the first 5 years following the effective date of the Small Plan Contract. We will consider an Employer to have fully or partially terminated its participation in the Small Plan Contract if it provides Prudential notice of its intent to terminate the Contract, if the plan terminates or is no longer a qualified plan, or if Prudential terminates the Contract by reason of the Contractholder failing to meet its contractual obligations.

A charge against each of the Funds’ assets is also made by the investment adviser for providing investment advisory and management services. You can find further details about charges under the section entitled “Charges, Fees and Deductions,” page 24.

Unless restricted by the retirement arrangement under which you are covered, or by a section of the Code, you may withdraw, at any time, all or part of your Participant Account. See “Withdrawals,” page 16. If you withdraw, you may be taxed under the Code, including, under certain circumstances, a 10% penalty tax on premature withdrawals. See “Federal Tax Status,” page 28. In addition, you may transfer all or a part of your Participant Account Value among the Subaccounts and the Guaranteed Interest Account without the imposition of the withdrawal charge or tax liability.

As explained below, notices, forms and requests for transactions related to the Contracts may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants.

All written requests, notices, and transfer requests required or permitted by the Contracts (other than withdrawal requests and death benefit claims), should be sent to Prudential at the address shown on the cover of this Prospectus. You may effect permitted telephone transactions by calling Prudential at 1-800-458-6333. All permitted internet transactions may be made through www.prudential.com. You must send all permitted written withdrawal requests or death benefit claims to Prudential by one of the following three means: (1) By U.S. mail to: Prudential, P.O. Box 5410, Scranton, Pennsylvania 18505-5410; (2) Delivery service other than the U.S. mail (e.g., Federal Express, etc.) sent to our office at the following address: Prudential, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789; or (3) Fax to Prudential, Attention: Client Payments at: (570) 340-4328. Under certain Contracts, the Contractholder or a third party acting on their behalf provides record-keeping services that would otherwise be performed by Prudential. See “Modified Procedures,” page 24. Prudential may provide other permitted telephone numbers or internet addresses.

We intend this brief description of the Contracts to provide a broad overview of the more significant features of the Contracts. More detailed information about the Contracts can be found in subsequent sections of this Prospectus and in the Contracts themselves. We reserve the right to terminate a Contract if, after a specified period of time after the Contract’s issuance, the number of participants enrolled falls below a specified number.

Transaction requests (including death benefit claims) received by Prudential in good order on a given Business Day before the established transaction cutoff time (4 p.m. Eastern time, or such earlier time that the New York Stock Exchange may close) will be effective for that Business Day. For purposes of the preceding sentence, we define “good order” generally as an instruction received by Prudential that is sufficiently complete and clear that Prudential does not need to exercise any discretion to follow such instruction.

SUMMARY OF CONTRACT EXPENSES

The purpose of this summary is to help you to understand the costs and expenses you will pay for participating in the Discovery Select Group Retirement Annuity. The following tables describe the maximum fees and expenses that you will pay when buying, owning, and surrendering an interest in the contract. State premium taxes may also be deducted.

For more detailed information, including additional information about current and maximum charges, see “Charges, Fees and Deductions” on page 24. For more detailed expense information about the mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of this prospectus.

Participant Transaction Expenses

Withdrawal Charge

Years of Contract Participation*
First Year	5%
Second Year	4%
Third Year	3%
Fourth Year	2%
Fifth Year	1%
Sixth and subsequent years	0%

*	With respect to small plan contracts, we assess a withdrawal charge in connection with a full or partial termination by the Employer of its participation in the small plan contract.

The next tables describe the fees and expenses you will pay periodically during the time that you participate in the contract, not including underlying mutual fund fees and expenses.

Maximum Annual Account Charge	$32

Insurance and Administrative Expenses for Contracts Other Than Small Plan Contract (as a percentage of average participant account value)

Mortality and Expense Risk Charge	0.15%
Maximum Administrative Fee*	0.85%

Total Separate Account Annual Expenses	1.00%

*	We may reduce this administrative fee under Contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Insurance and Administrative Expenses For Small Plan Contracts (as a percentage of average participant account value)

Mortality and Expense Risk Charge	0.15%
Maximum Administrative Fee	1.05%

Total Separate Account Annual Expenses	1.20%

There is a charge for premium tax imposed on us by certain states/jurisdictions of up to 3.5% of contract value.

The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you participate in the contract. More detail concerning each underlying mutual fund’s fees and expenses is contained in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2004. Fund expenses are not fixed or guaranteed by Discovery Select Group Retirement Annuity, and may vary from year to year.

Total Annual Mutual Fund Operating Expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

	Minimum	Maximum*
Total Annual Underlying Mutual Fund Operating Expenses	.38%	1.57%

*	The expenses of certain funds may be reduced under expense reimbursement arrangements. Including the effect of such expense reimbursements, the minimum and maximum expenses were .38% and 1.40% respectively.

Expense Examples

These examples are intended to help you compare the cost of participating in the contract with the cost of investing in other group variable annuity contracts. These costs include participant transaction expenses, contract fees, separate account annual expenses, and underlying mutual fund fees and expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of any of the mutual funds, which do not reflect any expense reimbursements or waivers. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables below.

Contracts Other Than Small Plan Contracts

If a Participant withdraws his entire Participant Account Value from the Subaccount just prior to the end of the applicable time period, the Participant would pay the cumulative expenses indicated in Example 1a below on each $10,000 invested. Example 1b assumes that a Participant does not withdraw. The cumulative expenses shown below would be incurred with respect to a Contract other than the Small Plan Contract, and both examples assume an administrative fee of 0.85% and a mortality and expense risk charge of 0.15%. If the administrative fee were less than 0.85%, these expenses would be reduced accordingly. As indicated in the section of this prospectus entitled “Administrative Fee and Annual Account Charge,” we impose the annual account charge (but not any withdrawal charge) if you apply your Account Value to an annuity option on a date other than January 1 of a year.

Example 1a:

Example 1b:

If you withdraw your assets				If you do not withdraw your assets
1 yr	3 yrs	5 yrs	10 yrs	1 yr	3 yrs	5 yrs	10 yrs
$792	$1,195	$1,623	$3,214	$292	$895	$1,523	$3,214

Small Plan Contracts

In the event of a full or partial Contract termination, resulting in a withdrawal from the Subaccount just prior to the end of the applicable time period, each Participant would pay the cumulative expenses indicated in example 2a on each $10,000 invested. Example 2b assumes that no full or partial contract termination has occurred. Both examples assume an administrative fee of 1.05% and a mortality and expense risk charge of 0.15%. If the administrative fee were less than 1.05%, these expenses would be reduced accordingly. As indicated in the section of this prospectus entitled “Administrative Fee and Annual Account Charge,” we impose the annual account charge (but not any withdrawal charge) if you apply your Account Value to an annuity option on a date other than January 1 of a year.

Example 2a:

Example 2b:

If you withdraw your assets				If you do not withdraw your assets
1 yr	3 yrs	5 yrs	10 yrs	1 yr	3 yrs	5 yrs	10 yrs
$812	$1,254	$1,720	$3,402	$312	$954	$1,620	$3,402

These examples do not show past or future expenses. Actual expenses may be higher or lower. Premium taxes are not reflected in the examples. Depending on the state you live in, a charge for premium taxes may apply.

Your actual fees will vary based on the amount of your contract and your specific allocation among the investment options.

A table of accumulation unit values of interests in each variable investment option appears in the Appendix.

GENERAL INFORMATION ABOUT PRUDENTIAL,

THE PRUDENTIAL DISCOVERY SELECT GROUP

VARIABLE CONTRACT ACCOUNT AND

THE INVESTMENT OPTIONS AVAILABLE UNDER THE

CONTRACTS

The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U.S. Virgin Islands, and in all states. Our corporate office is located at 751 Broad Street, Newark, New Jersey. We have been investing for pension funds since 1928.

Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract.

Prudential generally is responsible for the administrative and recordkeeping functions of the Prudential Discovery Select Group Variable Contract Account and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses that we bear include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

Prudential is reimbursed for these administrative and recordkeeping expenses by the annual account charge and the daily charge against the assets of each Subaccount for administrative expenses.

The Prudential Discovery Select Group Variable Contract Account

Prudential established the Prudential Discovery Select Group Variable Contract Account (the “Discovery Account”) on February 11, 1997, under New Jersey law as a separate investment account. The Discovery Account meets the definition of a “separate account” under federal securities laws. Prudential is the legal owner of the assets in the Discovery Account, and is obligated to provide all benefits under the Contracts. Prudential will at all times maintain assets in the Discovery Account with a total market value sufficient to support its obligations under the Contracts. Prudential segregates the Discovery Account assets from all of its other assets. Thus, those assets are not chargeable with liabilities arising out of any other business Prudential conducts. The Discovery Account’s assets may include funds contributed by Prudential to commence operation of the Discovery Account, and may include accumulations of the charges Prudential makes against the Discovery Account. From time to time, Prudential will transfer these additional assets to Prudential’s General Account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Discovery Account.

Prudential registered the Discovery Account with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust, which is a type of investment company. This registration does not mean that the SEC supervises the management or investment policies or practices of the Discovery Account. For state law purposes, the Discovery Account is treated as a part or division of Prudential. There are currently twenty-two Subaccounts within the Discovery Account. These Subaccounts invest in corresponding portfolios of the Funds available under the Contracts. Prudential may establish additional Subaccounts in the future.

The Funds

The following is a list of each Fund, its investment objective and its investment adviser:

The Prudential Series Fund, Inc.

Money Market Portfolio.    The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. government or its agencies, as well as both domestic and foreign corporations and banks.

Diversified Bond Portfolio.    The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market instruments.

Government Income Portfolio.    The investment objective is a high level of income over the long term consistent with the preservation of capital. The Portfolio normally invests at least 80% of its investable assets in U.S. government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government, mortgage-related securities and collateralized mortgage obligations.

Conservative Balanced Portfolio.    The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

Flexible Managed Portfolio.    The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

High Yield Bond Portfolio.    The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high yield/high risk debt securities.

Stock Index Portfolio.    The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500”) by investing at least 80% of its investable assets in S&P 500 stocks.

Value Portfolio.    The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. The Portfolio normally invests at least 65% of its total assets in the common stock and convertible securities of companies that we believe will provide investment returns above those of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500) or the New York Stock Exchange (NYSE) Composite Index.

Equity Portfolio.    The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation.

Jennison Portfolio.    The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects.

Global Portfolio.    The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

The Prudential Series Fund, Inc. (the “Fund”), is managed by Prudential Investments LLC (“PI”), an indirect wholly-owned subsidiary of Prudential Financial, under a “manager-of-managers” approach. Under the manager-of-managers approach, PI has the ability to assign subadvisers to manage specific portions of a portfolio, and the portion managed by a subadviser may vary from 0% to 100% of the portfolio’s assets. The subadvisers that managed some or all of a Prudential Series Fund portfolio are listed below.

Jennison Portfolio, Prudential Global Portfolio, and Prudential Value Portfolio: Jennison Associates LLC

Prudential Equity Portfolio: GE Asset Management, Incorporated, Jennison Associates LLC, and Salomon Brothers Asset Management Inc.

Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Government Income Portfolio, Prudential Conservative Balanced Portfolio, Prudential Flexible Managed Portfolio, Prudential High Yield Bond Portfolio and Prudential Stock Index Portfolio: Prudential Investment Management, Inc.

AIM Variable Insurance Funds, Inc.

AIM V.I. Core Equity Fund:    The primary investment objective is growth of capital. The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings.

AIM V.I. Premier Equity Fund:    Seeks long-term growth of capital, with income as a secondary objective, by investing, normally 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities including convertible securities. The fund may invest in preferred stocks and debt instruments that have prospects for growth of capital.

A I M Advisors, Inc. (“AIM”) serves as the investment advisor to each of the above-mentioned funds. AIM’s principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

Credit Suisse Trust

Global Small Cap Portfolio (formerly Global Post-Venture Capital Portfolio):    Seeks long-term growth of capital by investing primarily in equity securities of small companies from at least three countries, including the U.S., using a bottom-up investment approach, seeks to identify fundamentally strong companies trading at a discount to their projected growth rates or intrinsic asset values.

Credit Suisse Asset Management, LLC (CSAM) serves as the investment adviser to the Global Small Cap Portfolio. CSAM’s principal business address is 466 Lexington Avenue, New York, New York 10017-3140.

Janus Aspen Series

Large Cap Growth Portfolio (formerly Growth Portfolio):    Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000 Index at the time of purchase.

International Growth Portfolio:    Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States.

Janus Capital Management LLC (“Janus Capital”) serves as the investment adviser to each of the above funds. Janus Capital’s principal business address is 151 Detroit Street, Denver, Colorado 80206-4928.

MFS Variable Insurance Trust

MFS Emerging Growth Series:    Seeks to provide long-term growth of capital by investing at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.

MFS Research Series:    Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

Massachusetts Financial Services Company (“MFS”) serves as the investment adviser to each of the above funds. MFS’ principal business address is 500 Boylston Street, Boston, Massachusetts 02116.

Premier VIT (formerly PIMCO Advisors VIT)

OpCap Managed Portfolio:    Seeks growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on management’s assessment of relative investment.

OpCap Small Cap Portfolio:    Seeks capital appreciation by investing at least 80% of its net assets in a diversified portfolio of equity securities of companies with market capitalizations of under $2 billion.

OpCap Advisors serves as the investment adviser to each of the above funds. OpCap’s principal business address is 1345 Avenue of the Americas, New York, New York 10105.

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio:    Seeks to provide substantial dividend income as well as long-term growth of capital by investing in the common stocks of established companies. T. Rowe Price will normally invest at least 80% of the Fund’s net assets in common stocks, with 65% in the common stocks of well established companies paying above-average dividends.

T. Rowe Price International Series, Inc.

International Stock Portfolio:    Seeks to provide long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies. Normally, at least 80% of the fund’s net assets will be invested in stocks.

The investment manager for the Equity Income Portfolio is T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. serves as investment adviser to the International Stock Portfolio. Both are located at 100 East Pratt Street, Baltimore, Maryland 21202.

Further information about the fund portfolios is available in the accompanying prospectuses for each fund.

Prudential has entered into agreements with certain Funds and/or the investment adviser or distributor of such Funds. Prudential may provide administrative and support services to such Funds pursuant to the terms of these agreements and under which it receives a fee of up to 0.35% annually (as of May 2, 2005) of the average assets allocated to the Fund under the Contracts. These agreements, including the fees paid and services provided, can vary for each underlying fund whose portfolios are offered as sub-accounts.

Prudential recognizes that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither Prudential nor the Funds currently foresees any such disadvantage, the Funds’ Boards of Directors intend to monitor events in order to identify any material conflict between variable life insurance and variable annuity contractholders and to determine what action, if any, should be taken in response to a conflict. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Funds; or (4) differences between voting instructions given by variable life insurance and variable annuity contractholders.

An affiliate of each of the Funds may compensate Prudential based upon an annual percentage of the average assets held in the Fund by Prudential under the Contracts. These percentages may vary by Fund and/or Portfolio, and reflect administrative and other services provided by Prudential. These fees currently range between 0% and 0.25% annually.

As detailed in the Prudential Series Fund prospectus, although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when separate account and contract charges are deducted, you experience a negative return.

A full description of the Funds appears in the accompanying prospectuses for each Fund and in the related statements of additional information. There is no assurance that the investment objectives will be met.

A Fund may have an investment objective and investment policies closely resembling those of a mutual fund within the same complex that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of its retail fund counterpart.

Guaranteed Interest Account

The Guaranteed Interest Account is a credited interest option available to fund certain group annuity contracts issued by Prudential. Amounts that you allocate to the Guaranteed Interest Account become part of the General Account of Prudential. Prudential’s General Account consists of all assets of Prudential recognized for statutory accounting purposes other than those specifically allocated to the Discovery Account and other separate accounts of Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the assets of the General Account.

Because of exemptive and exclusionary provisions, Prudential has not registered interests in the General Account (which include interests in the Guaranteed Interest Account) under the Securities Act of 1933. Nor has Prudential registered the General Account as an investment company under the Investment Company Act of 1940. Accordingly, those Acts do not apply to the General Account or any interests therein, and Prudential has been advised that the staff of the SEC has not reviewed the disclosures in the Prospectus relating to the General Account. Disclosures that we make regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Under certain Contracts, amounts that you allocate to the Guaranteed Interest Account may be held within one or more guaranteed separate accounts. Prudential has not registered interests in such separate account(s) under the Securities Act of 1933 and has not registered the separate accounts as investment companies under the Investment Company Act of 1940.

THE CONTRACTS

Prudential generally issues the Contracts to Employers whose employees may become Participants. Under an IRA, a Participant’s spouse may also become a Participant. Prudential may issue a Contract to an association that represents employers of employees who become Participants, to an association or union that represents members that become Participants, and to a trustee of a trust with participating employers whose employees become Participants. Even though an Employer, an association or a trustee is the Contractholder, the Contract normally provides that Participants will have the rights and interests under them that are described in this Prospectus. When a Contract is used to fund a deferred compensation plan established by a tax-exempt entity under Section 457 of the Code, all rights under the Contract are owned by the Employer to whom, or on whose behalf, the Contract is issued. For a plan established under Section 457 of the Code, the employee has no rights or interests under the Contract, including any right or interest in any Subaccount of the Discovery Account, except as provided in the Employer’s plan. This may also be true with respect to certain non-qualified annuity arrangements.

Also, a particular plan, even if it is not a deferred compensation plan, may limit a Participant’s exercise of certain rights under a Contract. Participants should check the provisions of their Employer’s plan or any agreements with the Employer to see if there are any such limitations and, if so, what they are.

The Accumulation Period

Contributions; Crediting Units; Enrollment Forms; Deduction for Administrative Expenses.

Ordinarily, an Employer will make contributions periodically to the Contract pursuant to a payroll deduction or similar agreement between the Participant and his Employer. In addition, you may make contributions in ways other than payroll deduction under certain circumstances.

As a Participant, you designate what portion of the contributions made on your behalf should be invested in the Subaccounts or the Guaranteed Interest Account. The Participant may change this designation usually by notifying Prudential as described below under “Requests, Consents, and Notices,” page 28. Under certain Contracts, an entity other than Prudential keeps certain records. Participants under those Contracts must contact the record-keeper. See “Modified Procedures,” page 24.

Prudential credits the full amount (100%) of each contribution designated for investment in any Subaccount to a Participant Account maintained for the Participant. Except for the initial contribution, the number of Units that Prudential credits to a Participant in a Subaccount is determined by dividing the amount of the contribution made on his behalf to that Subaccount by the Subaccount’s Unit Value determined as of the end of the Valuation Period during which the contribution is received by Prudential at the address shown on the cover page of this Prospectus or such other address as may be communicated in writing by Prudential.

Prudential generally will invest the initial contribution made for a Participant in a Subaccount no later than two Business Days after it is received by Prudential, if it is preceded or accompanied by satisfactory enrollment information. If the Contractholder submits an initial contribution on behalf of one or more new Participants that is not preceded or accompanied by satisfactory enrollment information, then Prudential will allocate such contribution to the Prudential Series Fund Money Market Subaccount upon receipt, and also will send a notice to the Contractholder or its agent that requests allocation information for each such Participant. If Prudential does not receive the necessary enrollment information in response to its initial notice, Prudential will deliver up to three additional notices to the Contractholder or its agent at monthly intervals that request such allocation information. After 105 days have passed from the time that Units of the Money Market Subaccount were purchased on behalf of Participants who failed to provide the necessary enrollment information, Prudential will redeem the relevant Units and pay the proceeds (including earnings) to the Contractholder. Any proceeds that Prudential pays to the Contractholder under this procedure may be considered a prohibited and taxable reversion to the Contractholder under current provisions of the Code. Similarly, proceeds that Prudential returns may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended, to hold all plan assets in trust. The Contractholder may avoid both problems if it arranges to have the proceeds paid into a qualified trust or annuity contract.

A change in the value of a Unit will not affect the number of Units of a particular Subaccount credited to a Participant. However, the dollar value of a Unit will vary from Business Day to Business Day depending upon the investment experience of the Subaccount. Prudential will reduce the number of Units credited to a Participant in a Subaccount to reflect any annual account charge.

Prudential determines the value of a Participant Account in a Subaccount on any particular day by multiplying the total number of Units credited to the Participant by the Subaccount’s Unit Value on that day.

Prudential set the Unit Value for each Subaccount at $10.00 on the date of commencement of operations of that Subaccount. Prudential determines the Unit Value for any subsequent Business Day as of the end of that day by multiplying the Unit Change Factor for that day by the Unit Value for the preceding Business Day. Because of its differing charges, the Small Plan Contract will have a different Unit Value than the other Contracts.

Prudential determines the Unit Change Factor for any Business Day by dividing the current day net asset value for Fund shares by the net asset value for shares on the previous Business Day. This factor is then reduced by a daily equivalent of the mortality and expense risk fee and the administrative fee. Prudential determines the value of the assets of a Subaccount by multiplying the number of Fund shares held by that Subaccount by the net asset value of each share, and adding the value of dividends declared by the Fund but not yet paid.

Allocation of Purchase Payments

A Participant determines how the initial contribution will be allocated among the Subaccounts by specifying the desired allocation on the application or enrollment form. A Participant may choose to allocate nothing to a particular Subaccount. Unless a Participant tells us otherwise, we will allocate subsequent contributions in the same proportions as the most recent contribution made by that Participant. A Participant may change the way in which subsequent contributions are allocated by providing Prudential with proper instruction as described below under “Requests, Consents, and Notices,” page 28. See “Transfers,” below.

Asset Allocation Program

Prudential may make available an Asset Allocation Program to assist Participants in determining how to allocate purchase payments. If a Participant chooses to participate in the program, the Participant may do so by utilizing a form available in the employee enrollment kit. The form will include a series of illustrations depicting various asset allocation models based on age and risk tolerance. Prudential offers the Asset Allocation Program at no charge to the Participant. A Participant is under no obligation to participate in the program or to invest according to the program recommendations. A Participant may ignore, in whole or in part, the investment allocations provided by the program.

Asset allocation is a sophisticated method of diversification which allocates assets among classes in order to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. You are not obligated to participate or to invest according to the program recommendations. We do not intend to provide any personalized investment advice in connection with these programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time.

Transfers

A Participant may transfer out of an investment option into any combination of other investment options available under the Contract. Generally, the transfer request may be in dollars, such as a request to transfer $1,000 from one Subaccount or from the Guaranteed Interest Account, or, in the case of Subaccounts, may be in terms of a percentage reallocation among Subaccounts. Under certain Contracts, Prudential may require that transfer requests pertaining to the Guaranteed Interest Account or the Subaccounts be effected in terms of whole number percentages only, and not by dollar amount. A Participant generally may make transfers by proper notice to Prudential.

If a Contractholder chooses telephone privileges, each Participant will automatically be enrolled to use the Telephone Transfer System. A Participant may decline telephone privileges on a form supplied by the Contractholder or Prudential. Prudential has adopted procedures designed to ensure that requests by telephone are genuine. We will not be held liable for following unauthorized telephone instructions we reasonably believe to be genuine. We cannot guarantee that a Participant will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Unless restricted by the retirement arrangement under which a Participant is covered, when Prudential receives a duly completed written transfer request form or properly authorized telephone transfer request, Prudential will transfer all or a portion of the Participant Account in any of the Subaccounts to another Subaccount or from the Guaranteed Interest Account to the Subaccounts. Prudential may restrict transfers from the Guaranteed Interest Account. There is no minimum transfer amount. As of the Business Day you make the transfer request, Prudential will reduce the Subaccount(s) from which the transfer is made by the number of Units obtained by dividing the amount to be transferred by the Unit Value for the applicable Business Day. If the transfer is made to another Subaccount as of the same day, the number of Units Prudential credits to the Participant in that Subaccount will be increased by means of a similar calculation. Prudential reserves the right to limit the frequency of these transfers. All transfers are subject to the terms and conditions set forth in this Prospectus and in the Contract(s) covering a Participant.

Prudential may stipulate different procedures for Contracts under which an entity other than Prudential provides record keeping services. Although there is presently no charge for transfers, Prudential reserves the right to impose such charges in the future.

Certain Contracts, including the Small Plan Contract, may prohibit transfers from the Guaranteed Interest Account into non-equity investment options that are characterized in such Contract as “competing” with Prudential’s General Account options with regard to investment characteristics. If a Contract precludes such transfers, the Contract will further require that amounts transferred from the Guaranteed Interest Account into non-competing investment options, such as a Subaccount investing in a stock Fund, may not for 90 days thereafter be transferred into a “competing” option or back to the Guaranteed Interest Account.

A Contract may include a provision that, upon discontinuance of contributions for all Participants of an Employer covered under a Contract, the Contractholder may request Prudential to make transfer payments from any of the Subaccounts to a designated alternate funding agency. If the Contract is used in connection with certain tax-deferred annuities subject to Section 403(b) of the Code, or with IRAs, Prudential will promptly notify each affected Participant and each beneficiary of a deceased Participant that such a request has been received. Within thirty days of receipt of such notice, each recipient may elect in writing on a form approved by Prudential to have any of his or her Participant Account Value transferred to the alternate funding agency. If he or she does not so elect, his or her investment options will continue in force under the Contract. If he or she does so elect, his or her account will be canceled as of a “transfer date” which is the Business Day specified in the Contractholder’s request or 90 days after Prudential receives the request, whichever is later. The product of Units in the Participant’s Subaccounts immediately prior to cancellation and the appropriate Unit Value on the transfer date, less the applicable withdrawal and annual account charges, will be transferred to the designated alternate funding agency in cash.

Subject to any conditions or limitations regarding transfers contained in the tax-deferred annuity arrangement under which a Participant is covered, a Participant can:

•	continue to make transfers of all or part of his interest in his Participant Account among the available investment options offered, and

•	transfer directly all or part of his interest in his Participant Account to a Section 403(b) tax-deferred annuity contract of another insurance company or to a mutual fund custodial account under Section 403(b)(7).

Contributions may be discontinued for all Participants under a Contract or for all Participants of an Employer covered under the Contract used in connection with a deferred compensation plan subject to Section 457 of the Code due to certain circumstances, such as a change in any law or regulation, which would have an adverse effect on Prudential in fulfilling the terms of the Contract. If contributions are so discontinued, Prudential may initiate transfer payments from any Subaccount to an alternate funding agency. The transfer would be made as described in the paragraph above.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, certain requests for transfer payments other than those described above must include the consent of the Participant and spouse and must be notarized or witnessed by an authorized plan representative.

Transfers that you make among Subaccounts will take effect as of the end of the Valuation Period in which a proper transfer request is received at Prudential.

From time to time, Prudential may make an offer to holders of other variable annuities that Prudential or an affiliate issues to exchange their variable annuity contracts for interests in a Contract issued by the Account. Prudential will conduct any such exchange offer in accordance with SEC rules and other applicable law. Current SEC rules pertaining to exchange offers among affiliated variable annuity contracts generally require, with certain exceptions, that no fee be imposed at the time of the exchange. Under this rule, Prudential could charge an administrative fee at the time of the exchange, although we have no present intention of doing so. SEC rules also require Prudential to give an exchanging variable annuity contractholder “credit”, for purposes of calculating any withdrawal charge applicable under the Contract, for the time during which the contractholder held the variable annuity that was exchanged.

Abusive Trading Practices

The practice of making frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading”, can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contracts were not designed for persons who make programmed, large or frequent transfers.

We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same variable investment option within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to this criteria.

In light of the risks posed by market timing/excessive trading to Participants and other mutual fund investors, we monitor Contract transactions in an effort to identify such trading practices. We reserve the right to limit the number of transfers in any year for all existing or new Participants, and to take the other actions discussed below. We also reserve the right to refuse any transfer request for a Participant or Participants if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by a fund (e.g., by the fund’s portfolio manager) that the purchase or redemption of fund shares must be restricted because the fund believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected fund. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

•	Warning. Upon identification of activity by a Participant that meets the market-timing criteria, a warning letter will be sent to the Participant. A copy of the warning letter and/or a trading activity report will be provided to the Contractholder.

•	Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. If permitted by the Contractholder’s adoption of Prudential’s Market Timing/Excessive Trading policy, or if specifically directed by the Contractholder, Prudential will restrict a Participant from trading through the Internet, phone or facsimile for all investment options available to the Participant. In such case, the Participant will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades in the Participant Account. The duration of a trade restriction is 3 months, and may be extended incrementally (3 months) if the behavior recurs during the 6-month period immediately following the initial restriction.

•	Action by a Fund Family. In the event a fund family detects market timing in a record-kept only mutual fund, the fund family could restrict trading of the fund. The fund must allow distributions (redemptions), and therefore only a specific investment choice and transaction type could be restricted. In such a case, Prudential would place a restriction at the fund level and all Participants under a particular Contract would be impacted.

We may impose specific restrictions on financial transactions (including transfer requests) for certain funds based on the fund’s investment and/or transfer restrictions. We may do so to conform to any present or future restriction that is imposed by any fund. Variable insurance products other than the Contract may invest in the Funds available under the Contract. Those other variable insurance products may have few or no limitations on transfers. There may be unfavorable consequences associated with such unlimited trading (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) that may affect all those investing in a Fund through a variable insurance product.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

The above procedures apply to all new Contractholders and their Participants. They will apply to existing Contractholders and Participants if the Contractholder adopts the procedures or affirmatively authorizes trade restrictions.

Dollar Cost Averaging

Prudential may make available an administrative feature called Dollar Cost Averaging (“DCA”). This feature allows Participants to transfer amounts out of the Guaranteed Interest Account or one of the variable investment options and into one or more other variable investment options. Transfers may be in specific dollar amounts or percentages of the amount in the DCA account at the time of the transfer. A Participant may ask that transfers be made monthly, quarterly, semi-annually or annually. A Participant can add to the DCA account at any time. Each automatic transfer will take effect in monthly, quarterly, semi-annual or annual intervals as designated by the Participant. If the New York Stock Exchange and Prudential are not open on a transfer date, the transfer will take effect as of the end of the Valuation Period which immediately follows that date. Automatic transfers continue until the amount specified has been transferred, or until the Participant notifies us and we process a change in allocation or cancellation of the feature. Prudential currently imposes no charge for this feature. Prudential would impose such a charge only pursuant to an amendment to an administrative services agreement. Such an amendment would have to be agreed to in writing (or its electronic equivalent) by both Prudential and the Contractholder.

Auto-Rebalancing

The Contracts may offer another investment technique. The Auto-Rebalancing feature will allow Participants to automatically rebalance Subaccount assets at specified intervals based on percentage allocations that they choose. For example, suppose a Participant’s initial investment allocation of variable investment options is split 40% and 60%, respectively. Then, due to investment results, that split changes. A Participant may instruct that those assets be rebalanced to his or her original or different allocation percentages. Auto-Rebalancing can be performed on a onetime basis or periodically, as a Participant chooses. A Participant may select that rebalancing occur in monthly, quarterly, semi-annual or annual intervals. Rebalancing will take effect as of the end of the Valuation Period for each applicable interval. It will continue at those intervals until the Participant notifies us otherwise. If the New York Stock Exchange and Prudential are not open on the rebalancing date, the transfer will take effect as of the end of the Valuation Period which immediately follows that date. Prudential currently imposes no charge for this feature. Prudential would impose such a charge only pursuant to an amendment to an administrative services agreement, which would have to be agreed to in writing (or its electronic equivalent) by both Prudential and the Contractholder.

Withdrawals

Under certain circumstances as described in the retirement arrangement under which he is covered, a Participant may withdraw at any time all or part of his Participant Account Value that is attributable to Employer contributions or after-tax Participant contributions, if any.

The Code imposes restrictions on withdrawals from tax-deferred annuities subject to Section 403(b) of the Code. Pursuant to Section 403(b)(11) of the Code, amounts attributable to a Participant’s salary reduction contributions (including the earnings thereon) that are made under a tax deferred annuity after December 31, 1988 can only be withdrawn (redeemed) when the Participant attains age 59 1/2, separates from service with his employer, dies, or becomes disabled (within the meaning of Section 72(m)(7) of the Code). However, the Code permits the withdrawal at any time of amounts attributable to tax-deferred annuity salary reduction contributions (excluding the earnings thereon) that are made after December 31, 1988, in the case of a hardship. If the arrangement under which a Participant is covered contains a financial hardship provision, a Participant can make withdrawals in the event of the hardship.

Furthermore, subject to any restrictions upon withdrawals contained in the tax-deferred annuity arrangement under which a Participant is covered, a Participant can withdraw at any time all or part of his Participant Account Value under a predecessor Prudential tax-sheltered annuity contract, as of December 31, 1988. Amounts earned after December 31, 1988 on the December 31, 1988 balance in a Participant Account attributable to salary reduction contributions are, however, subject to the Section 403(b)(11) withdrawal restrictions discussed above.

With respect to retirement arrangements other than tax-deferred annuities subject to Section 403(b) of the Code, a Participant’s right to withdraw at any time all or part of his Participant Account Value may be restricted by the retirement arrangement under which he is covered. For example, Code Section 457 plans typically permit withdrawals only upon attainment of age 70 1/2, severance from employment with the employer, or for unforeseeable emergencies.

You may specify the investment options from which you would like a withdrawal processed. You may specify the withdrawal amount as a dollar amount or as a percentage of the Participant Account Value in the applicable Subaccount(s). If you do not specify from where you would like the withdrawal processed, a partial withdrawal will be withdrawn proportionally from all investment options.

Only amounts that you withdraw from contributions (including full withdrawals) may be subject to a withdrawal charge. For purposes of determining withdrawal charges, we consider withdrawals as having been made first from contributions. See “Withdrawal Charge,” page 25. This differs from the treatment of withdrawals for federal income taxes as described below, where generally, withdrawals are considered to have been made first from investment income. We will effect the withdrawal as of the end of the Valuation Period in which a proper withdrawal request is received at Prudential.

Prudential will generally pay the amount of any withdrawal within 7 days after receipt of a properly completed withdrawal request. We will pay the amount of any withdrawal requested, less any applicable tax withholding, withdrawal charge and/or annual account charge. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

Systematic Withdrawal Plan

If permitted by the Code and the retirement arrangement under which a Participant is covered, Prudential may offer systematic withdrawals as an administrative privilege. Under a systematic withdrawal arrangement, a Participant may arrange for systematic withdrawals from the Subaccounts and the Guaranteed Interest Account in which he invests. A Participant may arrange for systematic withdrawals only if at the time he elects to have such an arrangement, the balance in his Participant Account is at least $5,000. A Participant who has not reached age 59 1/2, however, may not elect a systematic withdrawal arrangement unless he has first separated from service with his Employer. In addition, the $5,000 minimum balance does not apply to systematic withdrawals made for the purpose of satisfying minimum distribution rules.

Federal income tax provisions applicable to the retirement arrangement under which a Participant is covered may significantly affect the availability of systematic withdrawals, how they may be made, and the consequences of making them. Withdrawals by Participants are generally taxable. Participants who have not reached age 59 1/2 may incur substantial tax penalties. Withdrawals made after a Participant has attained age 70 1/2 and withdrawals by beneficiaries must satisfy certain minimum distribution rules. See “Federal Tax Status,” page 28.

You may arrange systematic withdrawals only pursuant to an election in a form approved by Prudential. Under certain types of retirement arrangements, if a Participant is married, the Participant’s spouse must consent in writing to the election of systematic withdrawals, with signatures notarized or witnessed by an authorized plan representative. The election must specify that the systematic withdrawals will be made on a monthly, quarterly, semi-annual, or annual basis.

Prudential will effect all systematic withdrawals as of the day of the month specified by the Contractholder, or, if such day is not a Business Day, then on the next succeeding Business Day. Systematic withdrawals will continue until the Participant has withdrawn all of the balance in his Participant Account or has instructed Prudential in writing to terminate his systematic withdrawal arrangement. The Participant may elect to make systematic withdrawals in equal dollar amounts (in which case each withdrawal must be at least $250), unless it is made to satisfy minimum distribution rules, or over a specified period of time (at least three years). Where the Participant elects to make systematic withdrawals over a specified period of time, the amount of each withdrawal (which will vary, reflecting investment experience during the withdrawal period) will be equal to the sum of the balances then in the Participant Account divided by the number of systematic withdrawals remaining to be made during the withdrawal period.

Prudential will take systematic withdrawals first out of the Participant’s investment, if any, in the Guaranteed Interest Account until that amount is exhausted. Thereafter, Prudential will take systematic withdrawals pro rata from the Subaccounts. Certain Contracts may specify that systematic withdrawals be deducted in a different manner than that described immediately above.

A Participant may change the frequency, amount or duration of his systematic withdrawals by submitting a form to Prudential or Prudential’s designee. Prudential will provide such a form to a Participant upon request. A Participant may make such a change only once during each calendar year.

A Participant may at any time instruct Prudential to terminate the Participant’s systematic withdrawal arrangement. No systematic withdrawals will be made for a Participant after Prudential has received this instruction in good order. A Participant who chooses to stop making systematic withdrawals may not again make them until the next calendar year and may be subject to federal tax consequences as a result.

If a Participant arranges for systematic withdrawals, that will not affect any of the Participant’s other rights under the Contracts, including the right to make withdrawals, and purchase a fixed dollar annuity.

Currently, Prudential does not impose a withdrawal charge upon systematic withdrawals. However, Prudential may apply a withdrawal charge on systematic withdrawals where payments are made for less than three years. Prudential would impose any such charge only on Contracts other than the Small Plan Contract in accordance with the withdrawal charge schedule set out in the Fee Table. Prudential currently permits a Participant who is receiving systematic withdrawals and over the age of 59 1/2 to make one additional, non-systematic, withdrawal during each calendar year in an amount that does not exceed 10% of the sum of his balances in the Participant Account and the Guaranteed Interest Account without the application of the withdrawal charge.

Texas Optional Retirement Program

Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program (“Texas Program”).

Under the terms of the Texas Program, Texas will contribute an amount somewhat larger than a Participant’s contribution. Texas’ contributions will be credited to the Participant Account. Until the Participant begins his second year of participation in the Texas Program, Prudential will have the right to withdraw the value of the Units purchased for this account with Texas’ contributions. If the Participant does not commence his second year of Texas Program participation, the value of those Units representing Texas’ contributions will be withdrawn and returned to the State.

A Participant has withdrawal benefits for Contracts issued under the Texas Program only in the event of the Participant’s death, retirement or termination of employment. Participants will not, therefore, be entitled to exercise the right of withdrawal in order to receive in cash the Participant Account Value credited to them under the Contract unless one of the foregoing conditions has been satisfied. A Participant may, however, transfer the value of the Participant’s interest under the Contract to another Prudential contract or contracts of other carriers approved under the Texas Program during the period of the Participant’s Texas Program participation.

Death Benefit

When Prudential receives due proof of a Participant’s death and a claim and payment election submitted in a form approved by us, we generally will pay to the designated beneficiary a death benefit made up of the balance in the Participant Account (after deduction of any annual account charges). As discussed below in this section, a potentially greater death benefit may be available under certain retirement arrangements. The appropriate address to which a death benefit claim generally should be sent is set out on the cover page of this Prospectus. We require proof of death to be submitted promptly. For certain Contracts, a death benefit claim should be sent to a designated record keeper rather than Prudential.

With respect to Contracts other than the Small Plan Contract, Prudential will pay the death benefit, according to the Participant’s instructions, in:

•	one sum as if it were a single withdrawal,

•	systematic withdrawals,

•	an annuity, or

•	a combination of the three.

Any such payment will be subject to the minimum distribution rules of Code Section 401(a)(9) as described under “Minimum Distribution Rules,” page 30. With respect to the Small Plan Contract, the death benefit payment option listed in the fourth bullet immediately above may not be available, although the other options are available. If the Participant has not so directed, the beneficiary may, within any time limit prescribed by or for the retirement arrangement that covered the Participant, elect:

•	to receive a one sum cash payment;

•	to have a fixed dollar annuity purchased under the Contract on a specified date, using the same annuity purchase rate basis that would have applied if the Participant Account were being used to purchase an annuity for the Participant;

•	to receive regular payments in accordance with the systematic withdrawal plan; or

•	a combination of all or any two of the above.

Unless restricted by the retirement arrangement under which the Participant is covered, or unless the Participant has elected otherwise, if within one year after the Participant’s death the beneficiary elects to receive a one-sum cash payment of the entire Participant Account, including the balance in all Subaccounts, the total amount that Prudential will make available to the beneficiary will be the greatest of:

•	the Participant’s Account Value as of the date Prudential receives a death benefit payment request in good order;

•	the sum of all contributions made to the Participant Account less withdrawals, transfers and charges; and

•	the greatest of the Participant’s Account Value calculated on every third anniversary of the first contribution made on behalf of the Participant (accompanied by complete documentation) under the Contract, less subsequent withdrawals, transfers and charges.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, a death benefit will be payable to the Participant’s spouse in the form of a “qualified pre-retirement survivor annuity.” A “qualified pre-retirement survivor annuity” is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the balance in the Participant Account as of the Participant’s date of death. Under the Retirement Equity Act, the spouse of a Participant in a retirement arrangement which is subject to these rules may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse, and must be notarized or witnessed by an authorized plan representative. Unless the spouse of a Participant in a Plan which is subject to these requirements properly consents to the waiver of the benefit, Prudential will pay 50% of the balance in the Participant Account to such spouse even if the designated beneficiary is someone other than the spouse. Under these circumstances, Prudential would pay the remaining 50% to the Participant’s designated beneficiary.

Unless the retirement arrangement that covered the Participant provides otherwise, a beneficiary who elects to have a fixed-dollar annuity purchased for himself may choose from among the available forms of annuity. See “Effecting an Annuity,” page 33. The beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the beneficiary will have the right to terminate such withdrawals and receive the remaining balance in the Participant Account in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the minimum distribution rules. See “Federal Tax Status” section of this Prospectus. If the beneficiary fails to make any election within any time limit prescribed by or for the retirement arrangement that covered the Participant, within seven days after the expiration of that time limit, Prudential will make a one sum cash payment to the beneficiary, after deducting the annual account charge. A specific Contract may provide that an annuity is payable to the beneficiary if the beneficiary fails to make an election.

Until Prudential pays a death benefit that results in reducing to zero the balance in the Participant Account, Prudential will maintain the Participant Account Value in the Subaccounts and the Guaranteed Interest Account that make up the Participant Account for the beneficiary in the same manner as they had been for the Participant, except:

•	the beneficiary may make no contributions; and

•	the beneficiary may not take a loan; and

•	no withdrawal charge will be imposed upon withdrawals.

Discontinuance of Contributions

By notifying Prudential, the Contractholder generally may discontinue contributions on behalf of all Participants under a Contract or for all Participants of an Employer covered under a Contract. Contributions under the Contract will also be discontinued for all Participants covered by a retirement arrangement that is terminated.

On 90 days’ advance notice to the Contractholder, Prudential may elect not to accept any new Participant, or not to accept further contributions for existing Participants.

The fact that contributions on a Participant’s behalf are discontinued does not otherwise affect the Participant’s rights under the Contracts. However, if contributions under a Program are not made for a Participant for a specified period of time (24 months in certain states, 36 months in others) and the total value of his Participant Account is at or below a specified amount ($1,000 in certain states, $2,000 in others), Prudential may, if permitted by the Code, elect to cancel that Participant Account unless prohibited by the retirement arrangement, and pay the Participant the value (less the annual account charge) as of the date of cancellation.

Loan Program

The loans described in this section are generally available to Participants in 401(a) and 403(b) programs. The ability to borrow, as well as the interest rate and other terms and conditions of the loan may vary from Contract to Contract. Participants interested in borrowing should consult their Contractholder or Prudential.

For plans that are subject to ERISA, it is the responsibility of the plan fiduciary to ensure that the interest rate and other terms and conditions of the loan program comply with all Contract qualification requirements including the ERISA regulations.

The loans described in this section, (which involve the variable investment options), work as follows:

Administration of Loan Program. A Participant loan is available only if the Participant makes a request for such a loan in accordance with the provisions of this loan program. To receive a Participant loan, a Participant must sign a promissory note along with a pledge or assignment of the portion of the Account Value used for security on the loan. The term “participant,” for the purposes of the loan program only, means a Participant or Beneficiary who is a “party in interest” to the Plan.

Non-Automated Loans (Loans Requested Via Paper Form)—A Participant may apply for a loan by submitting a duly completed loan application that has been signed by the Participant.

Automated Loans (Loans Requested Via Telephone or Internet)—If permitted under the Contract, a Participant may apply for a loan by submitting a duly completed loan application, in a form prescribed by Prudential and consistent with the terms of this loan program, by authorized electronic means. The date and time of receipt will be appropriately recorded.

A loan application fee of up to $75.00 will be charged for each new loan, which amount is not refundable. In addition, there is an annual loan maintenance fee of up to $60.00 which amount will be deducted from a Participant’s account. This annualized loan maintenance fee will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually. With respect to Contracts other than the Small Plan Contract, Prudential will deduct the loan maintenance charge first against the Participant Account Value under the Guaranteed Interest Account (if available). If the Participant is not invested in the Guaranteed Interest Account, or if the Participant does not have enough money in such an option to pay the charge, Prudential will then deduct the charge against any one or more of the Subaccounts in which the Participant is invested. With respect to the Small Plan Contract, Prudential will deduct the loan maintenance fee pro rata from each of the Participant’s Subaccounts.

Availability of Participant Loans. If loans are permitted under the terms of the Contract, loans will be made available to Participants. Prudential may however refuse to make a loan to any Participant who it reasonably believes will not repay the loan. A Participant who has defaulted on a previous loan from the Plan and has not repaid such loan (with accrued interest) at the time of any subsequent loan will not be treated as creditworthy until such time as the Participant repays the defaulted loan (with accrued interest).

A Participant may not make, and the Plan will not accept, a direct rollover of a loan from the plan of a Participant’s former employer.

Reasonable Rate of Interest. A Participant will be charged a reasonable rate of interest for any loan. The Contract will prescribe a means of establishing a reasonable interest rate. The interest rate on participant loans will be declared quarterly; however, Prudential reserves the right to change the basis for determining the interest rate prospectively with thirty (30) days notice. The new basis will apply only to loans made after the effective date.

Adequate Security. All Participant loans must be adequately secured. The Participant’s vested Account Value will be used as security for a Participant loan provided the outstanding balance of all Participant loans made to such Participant does not exceed 50% of the Participant’s vested Account Value, determined immediately after the origination of each loan.

Periodic Repayment. A Participant loan must provide for level amortization with payments to be made not less frequently than quarterly. A Participant loan must be repaid within a period not exceeding five (5) years from the date the Participant receives the loan from the Plan.

If permitted by the Contract, loan repayments may be made by payroll deduction. Repayment will begin as soon as is administratively practicable following issuance of the loan, but no more than 2 months from the date the loan is issued. Should payroll deductions not be possible, payments will be due directly from the Participant by check or similar payment method. Should a Participant be unable to use payroll repayment, the Contract may authorize regular payment no less frequently than quarterly on a revised schedule of amount and payment dates calculated to repay the loan, with interest in full, in substantially equal payments over the remaining original period of the loan.

Loans may be paid in full at any time without penalty. Any amount paid which is in excess of the scheduled payment, but less than the total outstanding balance, must be included with a scheduled payment and not under separate cover. The additional amount will be applied to the principal. Prepayments will not change the amount or timing of subsequent payments due prior to pay-off of the loan, but will simply reduce the total number of payments to be made.

Unpaid leave of Absence A Participant with an outstanding Participant loan may suspend loan payments to the Plan for up to 12 months for any period during which the Participant is on an unpaid leave of absence. Upon the Participant’s return to employment (or after the end of the 12-month period, if earlier), the Participant’s outstanding loan will be re-amortized over the remaining period of such loan to make up for the missed payments. The re-amortized loan may extend beyond the original loan term so long as the loan is paid in full by the earliest of: (1) the date which is five (5) years from the original date of the loan (or the end of the suspension, if sooner), or (2) the original loan repayment deadline (or the end of the suspension period, if later) plus the length of the suspension period.

Military leave. A Participant with an outstanding Participant loan also may suspend loan payments for any period such Participant is on military leave. Upon the Participant’s return from military leave (or the expiration of five years from the date the Participant began his/her military leave, if earlier), loan payments will recommence under the amortization schedule in effect prior to the Participant’s military leave, without regard to the five-year maximum loan repayment period. Alternatively, the loan may be reamortized to require a different level of loan payment, as long as the amount and frequency of such payments are not less than the amount and frequency under the amortization schedule in effect prior to the Participant’s military leave. Military leave personnel with loans will have further rights as determined by the Soldiers and Sailors Civil Relief Act of 1940 (generally limiting to 6% the annual percentage rate chargeable on loans during periods of military leave).

Loan Limitations. A Participant loan may not be made to the extent such loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:

(a)	$50,000 (reduced by the excess, if any, of the Participant’s highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which such loan is made, over the Participant’s outstanding balance of loans from the Plan as of the date such loan is made) or

(b)	One-half (½) of the Participant’s vested Account Value, determined as of the valuation date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such valuation date.

The minimum loan amount is as specified in the Contract, or if not specified, as determined by Prudential and permitted under applicable law. For purposes of this limit, an “outstanding loan” includes a loan for which a “deemed distribution” has occurred, following the borrower’s default and pursuant to applicable law, unless the borrower repays the outstanding balance of the defaulted loan (including accrued interest through the date of repayment).

This maximum is set by federal tax law and applies to all loans from any plans of the Employer. In applying the limitations under this section, all plans maintained by the Employer are aggregated and treated as a single plan. In addition, any assignment or pledge of any portion of the Participant’s interest in the Plan and any loan, pledge, or assignment with respect to any insurance contract purchased under the Plan will be treated as loan under this section. Since Prudential cannot monitor a Participant’s loan activity relating to other plans offered to the Participant, it is the Participant’s responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount will be treated as a taxable distribution. In that event, Prudential will send the appropriate tax information to the Participant and the Internal Revenue Service. Only one outstanding loan is allowed per Participant. A Participant may not renegotiate a loan.

Segregated Investment. A Participant loan is treated as a segregated investment on behalf of the individual Participant for whom the loan is made. If the Contract does not specify procedures designating the type of contributions from which the Participant loan will be made, such loan is deemed to be made on a proportionate basis from each type of contribution.

Unless requested otherwise on the Participant’s loan application, a Participant loan will be made equally from all investment funds in which the applicable contributions are held. A Participant or Beneficiary may direct the trustee, on his/her loan application, to withdraw the Participant loan amounts from a specific investment fund or funds. Unless specified otherwise in the Contract, loan repayments will be invested according to the Participant’s investment allocation for current contributions unless otherwise elected by the Participant.

Procedures for Loan Default. If the Plan does not receive payment on a loan on a timely basis for whatever reason, regardless of whether the borrower normally makes repayment by salary deduction or direct payment, the loan will be considered in default unless payment is made within a grace period. The grace period will be within 90 days after each due date, but may be extended by determination of Prudential to the date the late payment is actually made for specific causes that are beyond the Participant’s control and are consistently determined and applied on a nondiscriminatory basis. In no event may the grace period extend beyond the end of the calendar quarter following the calendar quarter in which the payment was originally due.

Loans default upon a determination by Prudential, consistently determined and applied on a nondiscriminatory basis, due to the following:

(a)	Failure to pay on time (including within any grace period allowed under loan procedures used for the Plan);

(b)	Death of the Participant;

(c)	Failure to pay on time any other or future debts to the Plan;

(d)	Any statement or representation by the Participant in connection with the loan which is false or incomplete in any material respect;

(e)	Failure of the Participant to comply with any of the terms of the promissory note and other loan documentation;

(f)	When the Participant becomes insolvent or bankrupt.

If a Participant defaults on a Participant loan, the Plan may not offset the Participant’s Account Value until the Participant is otherwise entitled to an immediate distribution of the portion of the Account Value that will be offset and such amount being offset is available as security on the loan. For this purpose, a loan default is treated as an immediate distribution event to the extent the law does not prohibit an actual distribution of the type of contributions which would be offset as a result of the loan default. The Participant may repay the outstanding balance of a defaulted loan (including accrued interest through the date of repayment) at any time.

Pending the offset of a Participant’s Account Value following a defaulted loan, the following rules apply to the amount in default. Post default interest accrual on a defaulted loan applies to loans initiated after December 31, 2001.

(a)	Interest continues to accrue on the amount in default until the time of the loan offset or, if earlier, the date the loan repayments are made current or the amount is satisfied with other collateral.

(b)	A subsequent offset of the amount in default is not reported as a taxable distribution, except to the extent the taxable portion of the default amount was not previously reported by the Plan as a taxable distribution.

The post-default accrued interest included in the loan offset is not reported as a taxable distribution at the time of the offset.

Loan repayments may continue beyond termination of employment.

A Participant may not request a direct rollover of the loan note.

Modified Procedures

Under certain Contracts, the Contractholder or a third party acting on their behalf provides record keeping services that would otherwise be performed by Prudential. Such Contracts may require procedures somewhat different than those set forth in this Prospectus. For example, such Contracts may require that contribution allocation requests, withdrawal requests, and/or transfer requests be directed to the Contract’s record keeper rather than Prudential. The record-keeper is the Contractholder’s agent, not Prudential’s agent. Accordingly, transactions will be processed and priced as of the end of the Valuation Period in which Prudential receives appropriate instructions and/or funds from the record-keeper. The Contract will set forth any such different procedures.

CHARGES, FEES AND DEDUCTIONS

Administrative Fee and Annual Account Charge

Prudential imposes an administrative fee to compensate for the expenses incurred in administering the Contracts. This includes such things as issuing the Contract, establishing and maintaining records, and providing reports to Contractholders and Participants. Prudential deducts this fee daily from the assets in each of the Subaccounts at a maximum effective annual rate of 0.85% for Contracts other than the Small Plan Contract, and at an effective annual rate of 1.05% for the Small Plan Contracts. For Contracts other than the Small Plan Contract, Prudential may reduce the administrative fee if warranted by economies of scale or other pertinent factors.

Prudential deducts an annual account charge for recordkeeping and other administrative services pro rata from each Participant Account or bills this charge directly to the Employer. This annual account charge is payable to Prudential. With respect to Contracts other than the Small Plan Contract, Prudential imposes this charge on the last Business Day of each calendar year as long as the Participant still has money invested in the Subaccounts and the Guaranteed Interest Account. With respect to the Small Plan Contract, Prudential assesses the annual account charge either:

•	quarterly, on or about 14 days after the end of each quarter, or

•	annually, on the last Business Day of the calendar year.

With respect to Contracts other than the Small Plan Contract, Prudential will pro rate the annual account charge for new Participants for the first year of their participation, based on the number of full months remaining in the calendar year after the first contribution is received. With respect to the Small Plan Contract, Prudential will not pro rate the annual account charge for new Participants. With respect to Contracts other than the Small Plan Contract, if a Participant Account is canceled before the end of the year, Prudential will impose the charge on the date that the Participant Account is canceled (and the charge will not be pro rated if this occurs during the year in which the first contribution is made to the Participant Account). Prudential will not impose the annual account charge, however, upon the cancellation of a Participant Account to purchase an annuity under a Contract if the annuity becomes effective on January 1 of any year. After a cancellation, the Participant may again participate in the Contract only as a new Participant, and will be subject to a new annual account charge.

For all Contracts, the aggregate annual account charge for each Participant will not be greater than $32. With respect to Contracts other than the Small Plan Contract, Prudential will first assess the charge against the Participant Account Value under the Guaranteed Interest Account (if available). If the Participant is not invested in the Guaranteed Interest Account, or if the Participant does not have enough money in such an option to pay the charge, Prudential will then assess the charge against any one or more of the Subaccounts in which the Participant is invested. With respect to the Small Plan Contract, the aggregate annual account charge may be paid directly by the Participant’s Employer, or may be deducted from a Participant’s Account Value pro rata from each of the Participant’s Subaccounts. Prudential may waive or eliminate the annual account charge where its costs of administration are less. Such lesser costs may be attributable to economies of scale associated with the amount of the Contractholder’s Plan assets and the fact that the Contractholder itself performs administrative services that Prudential otherwise would perform.

Charge for Assuming Mortality and Expense Risks

Prudential makes a deduction daily from the assets of each of the Subaccounts as compensation for assuming the risk that our estimates of longevity and of the expenses we expect to incur over the lengthy periods that the Contract may be in effect will turn out to be incorrect. Prudential assesses the charge daily at an annual rate of 0.15% of the assets held in the Subaccounts for all of the Contracts.

Expenses Incurred by the Funds

Participants indirectly bear the charges and expenses of the Funds. Details about investment management fees and other Fund expenses are available in the accompanying prospectuses for the Funds and the related statements of additional information.

Withdrawal Charge

With respect to Contracts other than the Small Plan Contract, Prudential may assess a withdrawal charge upon full or partial withdrawals. The charge compensates Prudential for paying all of the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. Prudential does not impose a withdrawal charge whenever earnings are withdrawn.

With respect to Contracts other than the Small Plan Contract, the amount of the withdrawal charge that Prudential imposes upon any withdrawal depends upon the number of years of a Participant’s participation in the Contract, the year in which the withdrawal is made, and the kind of retirement arrangement that covers the Participant. Participation in the Contract begins upon the date when the first contribution on behalf of the Participant, along with enrollment information in a form satisfactory to Prudential, is received by Prudential. Such participation ends on the date when the Participant Account under the Contract is canceled. In the event of such cancellation, Prudential reserves the right to consider the Participant to be participating in the Contract for a limited time (currently about one year) for the purposes of calculating any withdrawal charge on the withdrawal of any future contributions.

The table below describes the maximum amount of the withdrawal charge that Prudential deducts with respect to Contracts other than the Small Plan Contract.

Years of Contract Participation	The Withdrawal Charge Will Be Equal to the Following Percentage of the Contributions Withdrawn
First Year	5%
Second Year	4%
Third Year	3%
Fourth Year	2%
Fifth Year	1%
Sixth and Subsequent Years	No Charge

We determine the withdrawal charge applicable to the Small Plan Contract in a different manner from what is described in the preceding paragraphs. Under the Small Plan Contract, a Participant making a full or partial withdrawal does not pay the withdrawal charge indicated above. Instead, withdrawal charges under the Small Plan Contract are only assessed when the Employer to which the Contract was issued terminates the Contract in whole or in part. Under termination of the Contract, Prudential assesses the withdrawal charge against the Employer based on the total of contributions withdrawn under the terminated Contract. Under a partial termination of the Contract, Prudential assesses the withdrawal charge only against those assets withdrawn by reason of a specified group leaving the Plan as a result of a corporate merger, restructuring, or other comparable employer initiated event. For example, an Employer may sell a portion of its business that in turn requires that one-half of employees commence work for a new employer, under a new qualified retirement plan not covered under Contract. Prudential would assess the withdrawal charge against the Employer based on the total value of contributions of affected employees withdrawn as a consequence of the partial termination. The Employer may pass this charge on to affected employees.

Each Participant’s Account Value that is withdrawn in connection with such a full or partial Contract termination may be subject to a withdrawal charge. The amount of the withdrawal charge varies depending on the number of years that have elapsed since the Small Plan Contract became effective. Specifically, the withdrawal charge is equal to 5% of contributions withdrawn during the first year of the Contract, and the charge declines by one percentage each year thereafter. After five complete years have elapsed from the effective date of the Small Plan Contract, we do not deduct a withdrawal charge. This withdrawal charge compensates Prudential and its affiliates for the costs associated with contacting Small Plans and their participants and initially establishing Plan and Participant records.

In general, Prudential will reduce the proceeds received by a Participant upon any withdrawal by the amount of the withdrawal charge. Also, at our discretion, we may reduce or waive withdrawal charges for certain classes of contracts (e.g., contracts exchanged from existing contracts).

Limitations on Withdrawal Charge

We will not impose a withdrawal charge with respect to contributions withdrawn for any of the following purposes:

•	to purchase an annuity

•	to provide a death benefit

•	pursuant to certain systematic withdrawal plans

•	to provide a minimum distribution payment

•	in cases of financial hardship or disability retirement as determined pursuant to provisions of the Employer’s retirement arrangement

•	contributions that originated from a rollover contribution to a Contract.

Further, for all plans other than IRAs, we will impose no withdrawal charge upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contractholder.

Contributions that you transfer among the Guaranteed Interest Account and the Subaccounts are considered to be withdrawals from the Guaranteed Interest Account or the Subaccount from which the transfer is made, but we impose no withdrawal charge upon them. Those contributions will, however, be considered as contributions to the receiving Subaccount or Guaranteed Interest Account for purposes of calculating any charge imposed upon their subsequent withdrawal from that investment option.

We consider loans to be withdrawals from the Subaccounts from which the loan amount was deducted. However, we do not consider a loan to be a withdrawal from the Contract. Therefore, we do not impose a withdrawal charge upon loans. However, we will treat the principal portion of any loan repayment as a contribution to the receiving Subaccount for purposes of calculating any charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan by, for example, failing to make required payments, we will treat the outstanding balance of the loan as a withdrawal for purposes of the withdrawal charge. We will deduct the withdrawal charge from the same Subaccounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Subaccounts, we will deduct the withdrawal charge from the Participant’s other Subaccounts and the Guaranteed Interest Account.

Prudential may impose withdrawal charges lower than those described above with respect to Participants under certain Contracts. These lower charges will reflect Prudential’s anticipation that lower sales costs will be incurred, or less sales services will be performed, with respect to such Contracts due to economies arising from:

•	the utilization of mass enrollment procedures; or

•	the performance of sales functions, which Prudential would otherwise be required to perform, by the Contractholder, an Employer, or by a third party on their behalf; or

•	an accumulated surplus of charges over expenses under a particular Contract.

Generally, we lower or waive the withdrawal charge depending on the amount of local service the Contractholder requires. In addition, we may lower the charge if required by state law.

Aggregate Nature of Charges

The charges under the Contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contracts. If, as we expect, the charges that we collect from the Contracts exceed our total costs in connection with the Contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract.

Taxes Attributable to Premium

There are federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

Requests, Consents, and Notices

The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.

Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.

For your protection and to prevent unauthorized exchanges, telephone calls and other electronic communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability, or cost which results from acting upon instructions reasonably believed to be authorized by you.

During times of extraordinary economic or market changes, electronic and other instructions may be difficult to implement.

Some states, retirement programs, or Contractholders may not allow these privileges, or allow them only in modified form.

FEDERAL TAX STATUS

The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice.

Annuity Qualification

This discussion assumes the Contracts will be treated as annuity contracts for federal income tax purposes. In order to qualify for the tax rules applicable to annuity contracts, the assets underlying the Contracts must be diversified according to certain rules. For further detail on diversification requirements, see Dividends, Distributions and Taxes in the attached prospectus for the Prudential Series Fund. Tax rules also require that Prudential must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. Treasury Department regulations do not provide guidance concerning the extent to which Participants may direct investments in the particular investment options without causing Participants, instead of Prudential, to be considered the owner of the underlying assets. Prudential believes the Contracts are annuity contracts under the tax rules. Prudential, therefore, reserves the right to make any changes it deems necessary to assure that the Contracts qualify as annuity contracts for tax purposes. Any such changes will apply uniformly to affected Participants and will be made with such notice to affected Participants as is feasible under the circumstances.

Tax-Qualified Retirement Arrangements Using The Contracts

The Contracts may be used with qualified pension and profit sharing plans, plans established by self-employed persons (“Keogh plans”), simplified employee pension plans (“SEPs”), individual retirement plan accounts (“IRAs”), Roth IRAs, and Section 403(b) tax-deferred annuities (“TDAs”). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex, and Participants are advised to consult a qualified tax adviser.

The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax-exempt organization (called “Section 457 Plans” after the Internal Revenue Code section that governs their structure). The tax rules for such plans involve, among other things, limitations on contributions and minimum distribution requirements. Tax-exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements. Please refer to the discussion of “Entity Owners” on page 32, which may be applicable in certain circumstances.

Contributions

In general, assuming that the requirements and limitations of tax law applicable to the particular type of plan are adhered to by Participants and Employers, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Contributions to a Roth IRA are subject to certain limits, and are not deductible for federal income tax purposes.

Earnings

Under the retirement programs with which the Contracts may be used, federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which the contributions have been invested until a distribution or withdrawal is received.

Distributions or Withdrawals

When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special income-averaging rule. The effect of federal income taxation depends largely upon the type of retirement plan and a generalized description, beyond that given here, is not particularly useful. Careful review of tax law applicable to the particular type of plan is necessary.

Furthermore, premature distributions or withdrawals may be restricted or subject to a tax penalty. Participants contemplating a withdrawal should consult a qualified tax adviser.

Under a Roth IRA, distributions are generally not taxable for federal income tax purposes if they are made after attainment of age 59 1/2 or for certain other reasons and if the individual had a Roth IRA in effect for at least five tax years.

Minimum Distribution Rules

In general, distributions from qualified retirement arrangements and Section 457 Plans must begin by the “Required Beginning Date” which is April 1 of the calendar year following the later of (1) the year in which the Participant attains age 70 1/2 or (2) the Participant retires (retirement date not applicable to IRAs). The following exceptions apply:

•	For a TDA, only benefits accruing after December 31, 1986 must begin distribution by the Required Beginning Date.

•	Roth IRAs are not subject to these pre-death minimum distribution rules.

Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for the life of the Participant or the lives of the Participant and his designated beneficiary, or over a period that is not longer than the life expectancy of the Participant or the life expectancies of the Participant and his designated beneficiary.

Distributions to beneficiaries are also subject to minimum distribution rules. If a Participant dies before his entire interest in his Participant Account has been distributed, his remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the Participant’s date of death. If the Participant dies before distributions have begun (or are treated as having begun) and did not designate a beneficiary, the entire interest in his Participant Account generally must be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. Alternatively, if there is a designated beneficiary, payment of the entire interest generally must begin no later than December 31 of the calendar year immediately following the year in which the Participant dies and continue for the beneficiary’s life or a period not exceeding the beneficiary’s life expectancy. Special rules apply where the deceased Participant’s spouse is his designated beneficiary.

An excise tax applies to Participants or beneficiaries who fail to take the minimum distribution in any calendar year.

NONQUALIFIED ARRANGEMENTS USING THE CONTRACTS

Taxes Payable by Participant

Prudential believes the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, Participants should not pay any tax until money is received under the Contracts. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

Taxes on Withdrawals and Surrender

If a Participant makes a withdrawal from the Contract or surrenders it before annuity payments begin, the amount received will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn.

If a Participant assigns or pledges all or part of the Contract as collateral for a loan, the part assigned or pledged will be treated as a withdrawal. Also, if a Participant elects an interest payment option, this will be treated, for tax purposes, as a surrender of the Contract.

If a Participant transfers the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or, in most circumstances, transfers made incident to divorce.

Taxes on Annuity Payments

A portion of each annuity payment a Participant receives will be treated as a partial return of purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.

After the full amount of the purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of the purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

Tax Penalties on Withdrawals and Annuity Payments

Any taxable amount received under the Contract may be subject to a 10 percent tax penalty. Amounts are not subject to this penalty tax if:

•	the amount is paid on or after age 59 1/2 or the death of the Participant;

•	the amount received is attributable to the Participant becoming disabled;

•	the amount paid or received is in the form of level payments not less frequently than annually for life (or a period not exceeding life expectancy); or

•	the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

Generally, if the lifetime payment stream is modified (other than as a result of death or disability) before age 59 1/2 (or before the end of the five year period beginning with the first payment and ending after age 59 1/2), the tax for the year of modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral.

Taxes Payable by Beneficiaries

Generally, the same tax rules apply to amounts received by a beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon the death of a Participant, as discussed further below.

Required Distributions upon Death of Participant

Certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract.

If the Participant dies on or after the annuity date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If a Participant dies before the annuity date and did not designate a beneficiary, the entire interest in the Contract generally must be distributed within 5 years after the date of death. However, if the Participant designated a beneficiary, the value of the Contract generally must be distributed over the beneficiary’s life or a period not exceeding the beneficiary’s life expectancy and begin within 1 year of the death of the Participant.

The designated beneficiary is the person to whom ownership of the Contract passes by reason of death, and must be a natural person.

If any portion of the Contract is payable to (or for the benefit of) a Participant’s surviving spouse, such portion of the Contract may be continued with the spouse as the owner.

Entity Owners

When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a TDA or individual retirement plan (see discussion above) or contracts that provide for immediate annuities.

Withholding

Taxable amounts distributed from annuity contracts in nonqualified annuity arrangements are subject to tax withholding. Participants may generally elect not to have tax withheld from payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with Prudential. Absent these elections, Prudential will withhold the tax amounts required by the applicable tax regulations. Participants may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding.

Generation-Skipping Transfers

If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be a generation-skipping transfer tax consequence.

Taxes on Prudential

Although the Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Subaccounts invested in the Funds are taxed as part of the operations of Prudential. No charge is being made currently against those Subaccounts for company federal income taxes. Prudential will review the question of a charge to the Subaccounts invested in the Funds for company federal income taxes periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

ERISA Considerations

Employer involvement and other factors will determine whether a Contract is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). If applicable, ERISA and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.

Information about any applicable fees, charges, discounts, penalties or adjustments may be found under “Charges, Fees and Deductions” starting on page 24.

Information about sales representatives and commissions may be found under “Other Information” and “Sale of the Contract and Sales Commissions” on page 35.

In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

EFFECTING AN ANNUITY

Subject to the restrictions on withdrawals from tax-deferred annuities subject to Section 403(b) of the Code, and subject to the provisions of the retirement arrangement that covers him or her, a Participant may elect at any time to have all or a part of his or her interest in the Participant Account used to purchase a fixed dollar annuity under the Contracts. The Contracts do not provide for annuities that vary with the investment results of any Subaccount. Withdrawals from the Participant Account that are used to purchase a fixed dollar annuity under the Contracts become part of Prudential’s General Account, which supports insurance and annuity obligations.

In electing to have an annuity purchased, the Participant may select from the forms of annuity described below, unless the retirement arrangement covering the Participant provides otherwise. The annuity is purchased on the first day of the month following receipt by Prudential of proper written notice on a form approved by Prudential that the Participant has elected to have an annuity purchased, or on the first day of any subsequent month that the Participant designates.

Prudential generally will make the first monthly annuity payment within one month of the date on which the annuity is purchased.

For contracts held in connection with certain types of retirement arrangements, please note that if a Participant is married at the time payments commence, the Participant may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to the Participant’s spouse, unless the Participant’s spouse waives that right. Similarly, if the Participant is married at the time of the Participant’s death, federal law may require all or a portion of the death benefit to be paid to the Participant’s spouse, even if the Participant designated someone else as the Participant’s beneficiary. For more information, consult the terms of your retirement arrangement. A “qualified joint and survivor annuity” is an annuity for the Participant’s lifetime with at least 50% of the amount payable to the Participant continued after the Participant’s death to his or her spouse, if then living.

Once annuity payments begin, the annuitant cannot surrender his or her annuity benefit and receive a one sum payment.

We make the following forms of annuity available to Participants.

Life Annuity with Payments Certain

This is an immediate annuity payable monthly during the lifetime of the annuitant. Prudential guarantees that if, at the death of the annuitant, payments have been made for less than the period certain (which may be 60, 120, 180, or 240 months, as selected by the annuitant), they will be continued during the remainder of the selected period to his or her beneficiary.

Annuity Certain

This is an immediate annuity payable monthly for a period certain which may be 60, 120, 180, or 240 months, as selected by the annuitant. If the annuitant dies during the period certain, we will continue payments in the same amount the annuitant was receiving to his or her beneficiary. We make no further payments after the end of the period certain.

Joint and Survivor Annuity with Payments Certain

This is an immediate annuity payable monthly during the lifetime of the annuitant with payments continued after his or her death to the contingent annuitant, if surviving, for the latter’s lifetime. Until the selected number of payments certain have been paid, payments made to the contingent annuitant after the annuitant’s death are the same as those the annuitant was receiving. Thereafter, the payments continued to the contingent annuitant will be a percentage of the monthly amount paid to the annuitant such as 33 1/3%, 50%, 66 2/3%, or 100% as selected by the annuitant. The amounts of each payment made to the annuitant will be lower as the percentage he or she selects to be paid to the contingent annuitant is higher. If both the annuitant and the contingent annuitant die during the period certain (which may be 60, 120, 180, or 240 months, as selected by the annuitant), we will continue payments during the remainder of the period certain to the properly designated beneficiary.

We may make other forms of annuity available under the Contracts. The retirement arrangement under which the Participant is covered may restrict the forms of annuity that a Participant may elect.

If the dollar amount of the first monthly annuity payment is less than the minimum amount specified in the Contract, or if the beneficiary is other than a natural person receiving payments in his or her own right, Prudential may elect to pay the commuted value of the unpaid payments certain in one sum.

Purchasing the Annuity

Prudential does not deduct a withdrawal charge from contributions withdrawn to purchase an annuity from Prudential. If, as a result of a withdrawal to purchase an annuity, the Participant Account has been reduced to zero, Prudential deducts the full annual account charge, unless the annuity becomes effective on January 1 of any year. Prudential applies the resulting amount, less any applicable taxes, to the appropriate annuity purchase rate determined in accordance with the schedule in the Contract at the time the annuity is purchased. However, Prudential may determine monthly payments from schedules of annuity purchase rates providing for larger payments than the rates shown in the Contract.

Prudential guarantees the schedule of annuity purchase rates in a Contract for ten years from the date the Contract is issued. If at any time after a Contract has been in effect for ten years, we modify the schedule of annuity purchase rates, the modification is also guaranteed for ten years. A change in the schedule of annuity purchase rates used for an annuity certain with 180 payments or less, as described above, will apply only to amounts added to a Participant Account after the date of change. A change in any other schedule will apply to all amounts in a Participant Account.

Spousal Consent Rules for Certain Retirement Plans

Spousal consent rules may apply to retirement plans intended to satisfy Section 401(a) of the Code and plans subject to ERISA.

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (“QJSA”), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death.

Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (“QPSA”). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

OTHER INFORMATION

Misstatement of Age or Sex

If an annuitant’s stated age or sex (except where unisex rates apply) or both are incorrect, we will change each benefit and the amount of each annuity payment to that which the total contributions would have bought for the correct age and sex. Also, we will adjust for the amount of any overpayments we have already made.

Sale of the Contract and Sales Commissions

Prudential Investment Management Services LLC (“PIMS”), an indirect wholly-owned subsidiary of Prudential Financial, Inc., acts as the principal underwriter of the Contract. PIMS was organized in 1996 under Delaware law, is registered as a broker and dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. PIMS’ principal business address is 100 Mulberry Street, Newark, New Jersey 07102-4077. The Contract is sold by registered representatives of PIMS and other broker-dealers who are also authorized by state insurance departments to do so. During 2004, 2003, and 2002, $704,236, $643,275 and $1,000,475, respectively were paid to PIMS for its services as principal underwriter. During 2004, 2003, and 2002, PIMS retained none of those commissions.

We pay the broker-dealer whose registered representatives sell the Contract either:

•	a commission of up to 3.0% of your purchase payments; or

•	a combination of a commission on purchase payments and a “trail” commission-which is a commission determined as a percentage of your Account value that is paid periodically over the life of your Contract.

The individual registered representatives will receive a portion of the compensation, depending on the practice of the broker-dealer firm. We may also provide compensation for providing ongoing service in relation to the Contract. In addition, in an effort to promote the sale of our products (which may include the placement of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services. To the extent permitted by NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. A list of firms that PIMS paid pursuant to such arrangements and the range of fees that PIMS paid is provided in the Statement of Additional Information, which is available upon request. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group annuity contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

Voting Rights

As stated above, all of the assets held in the Subaccounts of the Discovery Account are invested in shares of the corresponding Funds. Prudential is the legal owner of those shares. As such, Prudential has the right to vote on any matter voted on at any shareholders meetings of the Funds. However, as required by law, Prudential votes the shares of the Funds at any regular and special shareholders meetings the Funds are required to hold in accordance with voting instructions received from Participants. The Funds may not hold annual shareholders meetings when not required to do so under the laws of the state of their incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from Participants are received, and any shares owned directly or indirectly by Prudential, are voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the Funds in its own right, it may elect to do so. For some Plans, the Contractholder (rather than the Participants) will vote.

Generally, Participants may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the Funds. With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, Participants participating in such portfolios will vote separately on the matter, as required by applicable securities laws.

The number of Fund shares for which a Participant may give instructions is determined by dividing the portion of the value of the Participant Account derived from participation in a Subaccount, by the value of one share in the corresponding portfolio of the applicable Fund. The number of votes for which you may give Prudential instructions is determined as of the record date chosen by the Board of the applicable Fund. We furnish you with proper forms and proxies to enable you to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Prudential may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Funds’ portfolios, or to approve or disapprove an investment advisory contract for a Fund. If we do disregard voting instructions, we will advise you of that action and our reasons for such action in the next annual or semi-annual report.

Substitution of Fund Shares

Although Prudential believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Funds may become unsuitable for investment by Contractholders and Participants. This may occur because of investment policy changes, tax law changes, the unavailability of shares for investment or at the discretion of Prudential. In that event, Prudential may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, we would have to obtain the approval of the SEC, and possibly one or more state insurance departments. We would notify Contractholders and Participants of any such substitution.

Reports to Participants

Prudential will send Participants, at least annually, reports showing as of a specified date the number of units credited to them in the Subaccounts of the Discovery Account. We also will send Participants in certain plans annual and semi-annual reports for the applicable Funds.

State Regulation

Prudential is subject to regulation by the Department of Banking and Insurance of the State of New Jersey as well as by the insurance departments of all the other states and jurisdictions in which it does business. Prudential must file an annual statement in a form promulgated by the National Association of Insurance Commissioners. This annual statement is reviewed and analyzed by the New Jersey Department, which makes an independent computation of Prudential’s legal reserve liabilities and statutory apportionments under its outstanding contracts. New Jersey law requires a quinquennial examination of Prudential to be made. Examination involves an extensive audit including, but not limited to, an inventory check of assets and sampling techniques to check the performance by Prudential of its contracts. This regulation does not involve any supervision or control over the investment policies of the Subaccounts or over the selection of investments for them, except for verification of the compliance of Prudential’s investment portfolio with any applicable provisions of New Jersey law.

The laws of New Jersey also contain special provisions which relate to the issuance and regulation of contracts on a variable basis. These laws set forth a number of mandatory provisions which must be included in contracts on a variable basis and prohibit such contracts from containing other specified provisions. The Department may initially disapprove or subsequently withdraw approval of any contract if it contains provisions which are “unjust, unfair, inequitable, ambiguous, misleading, likely to result in misrepresentation or contrary to law.” New Jersey also can withhold or withdraw approval if sales are solicited by communications which involve misleading or inadequate descriptions of the provisions of the contract.

In addition to the annual statement referred to above, Prudential is required to file with New Jersey and other states a separate statement with respect to the operations of all its variable contracts accounts, in a form promulgated by the National Association of Insurance Commissioners.

Litigation

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to Prudential and proceedings that are typical of the businesses in which Prudential operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

In 2004, Prudential Financial and certain of its subsidiaries, including Prudential, along with a number of other insurance companies, received formal requests for information from the New York State Attorney General’s Office, the Securities and Exchange Commission, the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. We may receive additional requests from these and other regulators and governmental authorities concerning these and related subjects. We are cooperating fully with these inquiries. These matters are the subject of litigation brought by private plaintiffs, including putative class actions and shareholder derivative actions, and the California Department of Insurance.

In August 2000, plaintiffs filed a purported national class action against us in the District Court of Valencia County, New Mexico, Azar, et al. v. Prudential Insurance, based upon the alleged failure to adequately disclose the increased costs associated with payment of life insurance premiums on a “modal” basis, i.e., more frequently than once a year. Similar actions have been filed in New Mexico against over a dozen other insurance companies. The complaint includes allegations that we should have disclosed to each policyholder who paid for coverage on a modal basis the dollar cost difference between the modal premium and the annual premium required for the policy, as well as the effective annual percentage rate of interest of such difference. Based on these allegations, plaintiffs assert statutory claims including violation of the New Mexico Unfair Practices Act, and common law claims for breach of the implied covenant of good faith and fair dealing, breach of fiduciary duty, unjust enrichment and fraudulent concealment. The complaint seeks injunctive relief, compensatory and punitive damages, both in unspecified amounts, restitution, treble damages, pre-judgment interest, costs and attorneys’ fees. In March 2001, the court entered an order granting partial summary judgment to plaintiffs as to liability. In January 2003, the New Mexico Court of Appeals reversed the finding of summary judgment in favor of plaintiffs and dismissed the counts in the complaint for breach of the covenant of good faith and fair dealing and breach of fiduciary duty. The case was remanded to the trial court to determine if the alleged nondisclosures were material to plaintiffs. In November 2004, the court issued an order holding that, as to the named plaintiffs, the non-disclosure was material and reliance had been established. Plaintiffs’ motion for class certification of a multi-state class is under consideration by the court.

In November 2003, an action was commenced in the United States Bankruptcy Court for the Southern District of New York, Enron Corp. v. J.P. Morgan Securities, Inc., et al., against approximately 100 defendants, including Prudential and other Prudential entities, who invested in Enron’s commercial paper. The complaint alleges that Enron’s October 2001 prepayment of its commercial paper is a voidable preference under the bankruptcy laws, constitutes a fraudulent conveyance and that Prudential received prepayment of approximately $100 million. All defendants have moved to dismiss the complaint.

In 2000, a nationwide class action, Shane v. Humana, et al., was brought on behalf of provider physicians and physician groups in the United States District Court for the Southern District of Florida. The complaint alleges that Prudential and other health care companies engaged in an industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. An amended complaint, naming additional plaintiffs, including three state medical associations, and an additional defendant, was filed in March 2001, and alleges claims of breach of contract, quantum meruit, unjust enrichment, violations of the Racketeer Influenced and Corrupt Organizations Act, or RICO, conspiracy to violate RICO, aiding and abetting RICO violations, and violations of state prompt pay statutes and the California unfair business practices statute. The amended complaint seeks compensatory and punitive damages in unspecified amounts, treble damages pursuant to RICO, and attorneys’ fees. In September 2002, the District Court granted plaintiffs’ motion for class certification of a nationwide class of provider physicians. In September 2004, the United States Court of Appeals for the Eleventh Circuit affirmed with respect only to the federal claims for conspiracy to violate RICO and aiding and abetting RICO violations. The trial is scheduled for September 2005.

Prudential’s litigation is subject to many uncertainties, and given its complexity and scope, its outcome cannot be predicted. It is possible that the results of operations or the cash flow of Prudential in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on Prudential’s financial position.

Statement of Additional Information

Additional Information

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.

The Statement of Additional Information is available from Prudential without charge. The addresses and telephone numbers are set forth on the cover page of this Prospectus.

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF 1.05%)

SMALL PLAN CONTRACT

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	Prudential Series Fund Money Market						Prudential Series Fund Diversified Bond						Prudential Series Fund Government Income							Prudential Series Fund Conservative Balanced					Prudential Series Fund Flexible Managed
	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99
1. Beginning of period (rounded)	$0	$11.79	$11.75	$11.42	$10.89	$10.52	$0	$12.67	$11.92	$11.32	$10.45	$10.68	$0	$14.02	$12.59	$11.91	$10.64	$11.10	$0	$ 9.99	$11.15	$11.50	$11.67	$11.10	$0	$ 9.06	$10.57	$11.35	$11.64	N/A
2. End of period (rounded)	$0	$11.75	$11.79	$11.75	$11.42	$10.89	$0	$13.46	$12.67	$11.92	$11.32	$10.45	$0	$14.19	$14.02	$12.59	$11.91	$10.64	$0	$11.73	$ 9.99	$11.15	$11.48	$11.67	$0	$11.08	$9.06	$10.57	$11.35	N/A
3. Accumulation Units Outstanding at end of period	0	0	16,764	16,727	1,501	359	0	0	3,762	3,898	3,681	4,044	0	0	78	119	9	1,387	0	0	8	8	7	865	0	0	193	78	24	N/A

	SUBACCOUNTS
	Prudential Series Fund High Yield Bond						Prudential Series Fund Stock Index						Prudential Series Fund Value						Prudential Series Fund Equity						Prudential Series Fund Jennison
	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99
1. Beginning of period (rounded)	$0	$ 9.28	$ 9.22	$ 9.39	$10.33	$10.02	$0	$ 9.34	$12.28	$14.12	$15.54	$13.09	$0	$ 9.57	$12.49	$12.94	$11.23	$10.13	$0	$ 8.35	$10.98	$12.55	$12.15	$10.96	$0	$ 8.47	$12.59	$15.46	$18.82	$13.43
2. End of period (rounded)	$0	$11.46	$ 9.28	$ 9.22	$ 9.39	$10.33	$0	$11.82	$ 9.34	$12.28	$14.12	$15.54	$0	$12.11	$ 9.57	$12.49	$12.94	$11.23	$0	$10.96	$ 8.35	$10.98	$12.55	$12.15	$0	$10.90	$ 8.47	$12.59	$15.46	$18.82
3. Accumulation Units Outstanding at end of period	0	0	692	771	766	594	0	0	10,999	11,260	10,017	10,316	0	0	1,276	927	689	2,738	0	0	2,345	2,334	1,395	872	0	0	1,832	1,678	923	1,110

	SUBACCOUNTS
	Prudential Series Fund Global						AIM V.I. Core Equity						AIM V.I. Premier Equity						Credit Suisse Global Small Cap						Janus Aspen Large Cap Growth
	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99
1. Beginning of period (rounded)	$0	$ 7.93	$10.75	$13.17	$16.19	$11.08	$0	$ 8.79	$10.67	$14.07	$16.37	$12.37	$0	$ 8.34	$12.22	$14.08	$16.60	$12.97	$0	$6.29	$9.71	$13.91	$17.15	$10.64	$0	$ 8.62	$12.02	$16.28	$18.91	$13.33
2. End of period (rounded)	$0	$10.58	$ 7.93	$10.75	$13.17	$16.19	$0	$10.81	$ 8.79	$10.67	$14.07	$16.37	$0	$10.30	$ 8.34	$12.22	$14.08	$16.90	$0	$9.18	$6.29	$ 9.71	$13.91	$17.15	$0	$11.23	$ 8.62	$12.02	$16.28	$18.91
3. Accumulation Units Outstanding at end of period	0	0	1,733	1,224	664	75	0	0	655	479	340	351	0	0	3,745	3,998	11,248	577	0	0	2,389	1,403	587	1,372	0	0	2,598	1,854	973	1,197

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF 1.05%)

SMALL PLAN CONTRACT

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	Janus Aspen International Growth						MFS Emerging Growth						MFS Research						PREMIER OpCap Managed						PREMIER OpCap Small Cap
	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99
1. Beginning of period (rounded)	$0	$ 9.12	$12.38	$16.31	$19.69	$10.96	$0	$ 7.87	$12.18	$18.59	$23.04	$13.23	$0	$7.88	$10.67	$13.77	$14.45	$11.82	$0	$ 9.31	$11.40	$12.10	$11.18	N/A	$0	$10.50	$13.64	$12.78	$ 8.89	$ 9.19
2. End of period (rounded)	$0	$12.16	$ 9.12	$12.38	$16.31	$19.69	$0	$10.13	$ 7.87	$12.18	$18.59	$23.04	$0	$9.71	$ 7.88	$10.67	$13.77	$14.45	$0	$11.20	$ 9.31	$11.40	$12.10	N/A	$0	$14.80	$10.50	$13.64	$12.75	$ 8.69
3. Accumulation Units Outstanding at end of period	0	0	1,762	1,467	3,242	31	0	0	5,506	5,403	10,319	82	0	0	600	228	97	1	0	0	619	522	344	N/A	0	0	299	178	233	1,162

	SUBACCOUNTS
	T. Rowe Price Equity Income						T. Rowe Price International Stock
	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99
1. Beginning of period (rounded)	$0	$11.19	$13.10	$13.15	$11.63	$11.38	$0	$ 6.77	$8.35	$10.84	$13.45	$10.24
2. End of period (rounded)	$0	$13.88	$11.19	$13.10	$13.15	$11.63	$0	$ 8.74	$6.77	$ 8.35	$10.84	$13.45
3. Accumulation Units Outstanding at end of period	0	0	396	346	238	480	0	0	1,195	881	3,495	409

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .85%)

CONTRACTS OTHER THAN SMALL PLAN CONTRACT

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	Prudential Series Fund Money Market								Prudential Series Fund Diversified Bond
	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97
1. Beginning of period (rounded)	$11.90	$11.92	$11.86	$11.51	$10.94	$10.52	$10.08	$10.00	$13.63	$12.81	$12.08	$11.41	$10.50	$10.68	$10.07	$10.00
2. End of period (rounded)	$11.90	$11.90	$11.92	$11.86	$11.51	$10.94	$10.52	$10.08	$14.25	$13.63	$12.81	$12.08	$11.41	$10.50	$10.68	$10.07
3. Accumulation Units Outstanding at end of period	259,980	259,361	271,995	226,026	238,181	127,605	42,992	815	339,172	339,564	316,624	270,078	157,705	105,742	63,041	542

	SUBACCOUNTS
	Prudential Series Fund Government Income								Prudential Series Fund Conservative Balanced
	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98* to 12/31/98	07/31/97 to 12/31/97
1. Beginning of period (rounded)	$14.38	$14.17	$12.77	$11.94	$10.69	$11.10	$10.27	$10.00	$11.88	$10.10	$11.21	$11.56	$11.73	$11.10	$10.03	$10.00
2. End of period (rounded)	$14.68	$14.38	$14.17	$12.77	$11.94	$10.69	$11.10	$10.27	$12.71	$11.88	$10.10	$11.21	$11.56	$11.73	$11.10	$10.03
3. Accumulation Units Outstanding at end of period	271,086	283,917	267,515	115,455	75,262	58,456	33,914	60	347,573	334,020	312,606	318,311	302,251	246,332	146,440	563

	SUBACCOUNTS
	Prudential Series Fund Flexible Managed								Prudential Series Fund High Yield Bond
	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97
1. Beginning of period (rounded)	$11.22	$ 9.16	$10.60	$11.36	$11.64	$10.90	$ 9.99	$10.00	$11.61	$ 9.38	$ 9.33	$ 9.47	$10.38	$10.02	$10.37	$10.00
2. End of period (rounded)	$12.31	$11.22	$ 9.16	$10.60	$11.36	$11.64	$10.90	$ 9.99	$12.68	$11.61	$ 9.38	$ 9.33	$ 9.47	$10.38	$10.02	$10.37
3. Accumulation Units Outstanding at end of period	408,527	416,220	393,604	379,851	351,407	256,779	149,274	4,286	148,067	142,408	87,391	84,528	66,150	36,945	19,787	1,952

	SUBACCOUNTS
	Prudential Series Fund Stock Index								Prudential Series Fund Value
	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97
1. Beginning of period (rounded)	$11.98	$ 9.44	$12.25	$14.07	$15.62	$13.09	$10.29	$10.00	$12.27	$ 9.67	$12.52	$12.92	$11.29	$10.13	$10.48	$10.00
2. End of period (rounded)	$13.10	$11.98	$ 9.44	$12.25	$14.07	$15.62	$13.09	$10.29	$14.13	$12.27	$ 9.67	$12.52	$12.92	$11.29	$10.13	$10.48
3. Accumulation Units Outstanding at end of period	1,498,013	1,593,490	1,516,797	1,410,925	1,266,223	888,608	382,563	1,890	350,440	304,890	266,538	217,738	157,912	120,568	53,578	1,171

	SUBACCOUNTS
	Prudential Series Fund Equity								Prudential Series Fund Jennison
	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97
1. Beginning of period (rounded)	$11.00	$ 8.44	$10.98	$12.48	$12.21	$10.96	$10.12	$10.00	$11.04	$ 8.56	$12.52	$15.47	$18.91	$13.43	$ 9.87	$10.00
2. End of period (rounded)	$11.97	$11.00	$ 8.44	$10.98	$12.48	$12.21	$10.96	$10.12	$11.98	$11.04	$ 8.56	$12.52	$15.47	$18.91	$13.43	$ 9.87
3. Accumulation Units Outstanding at end of period	1,268,756	1,353,826	1,451,531	1,533,228	1,454,168	1,188,971	769,653	2,907	1,055,452	1,074,781	995,244	909,515	773,331	416,885	77,040	3,111

* Effective date

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .85%)

CONTRACTS OTHER THAN SMALL PLAN CONTRACT—(Continued)

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	Prudential Series Fund Global								AIM V.I. Core Equity
	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99*	01/01/98 to 12/31/98	07/31/97 to 12/31/97
1. Beginning of period (rounded)	$10.64	$ 8.01	$10.81	$13.26	$16.27	$11.08	$ 8.95	$10.00	$10.95	$ 8.89	$10.63	$13.92	$16.45	$12.37	$ 9.79	$10.00
2. End of period (rounded)	$11.54	$10.64	$ 8.01	$10.81	$13.26	$16.27	$11.08	$ 8.95	$11.81	$10.95	$ 8.89	$10.63	$13.92	$16.45	$12.37	$ 9.79
3. Accumulation Units Outstanding at end of period	270,104	292,309	275,503	277,037	261,996	206,013	124,465	1,576	511,513	534,675	519,606	497,662	434,583	202,653	16,899	1,122

	SUBACCOUNTS
	AIM V.I. Premier Equity								Credit Suisse Global Small Cap
	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97
1. Beginning of period (rounded)	$10.44	$ 8.43	$12.20	$14.10	$16.68	$12.97	$ 9.89	$10.00	$ 9.30	$6.36	$ 9.76	$13.81	$17.23	$10.64	$10.08	$10.00
2. End of period (rounded)	$10.93	$10.44	$ 8.43	$12.20	$14.10	$16.68	$12.97	$ 9.89	$10.86	$9.30	$ 6.36	$ 9.76	$13.81	$17.23	$10.64	$10.08
3. Accumulation Units Outstanding at end of period	578,898	612,388	598,293	544,688	461,578	275,517	37,442	1,738	168,569	164,954	142,665	123,891	119,358	11,646	6,039	5

	SUBACCOUNTS
	Janus Aspen Large Cap Growth								Janus Aspen International Growth
	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97
1. Beginning of period (rounded)	$11.37	$ 8.72	$11.98	$16.07	$19.01	$13.33	$ 9.92	$10.00	$12.32	$ 9.22	$12.52	$16.47	$19.79	$10.96	$ 9.44	$10.00
2. End of period (rounded)	$11.77	$11.37	$ 8.72	$11.98	$16.07	$19.01	$13.33	$ 9.92	$14.51	$12.32	$ 9.22	$12.52	$16.47	$19.79	$10.96	$ 9.45
3. Accumulation Units Outstanding at end of period	991,089	1,085,140	1,078,470	1,080,734	971,747	455,919	43,275	462	675,840	702,757	686,039	632,016	551,652	189,554	34,735	942

	SUBACCOUNTS
	MFS Emerging Growth								MFS Research
	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97
1. Beginning of period (rounded)	$10.26	$ 7.96	$12.14	$18.43	$23.15	$13.23	$ 9.95	$10.00	$ 9.84	$7.97	$10.67	$13.68	$14.52	$11.82	$ 9.67	$10.00
2. End of period (rounded)	$11.48	$10.26	$ 7.96	$12.14	$18.43	$23.15	$13.23	$ 9.95	$11.29	$9.84	$ 7.97	$10.67	$13.68	$14.52	$11.82	$ 9.67
3. Accumulation Units Outstanding at end of period	608,295	659,587	573,772	515,877	443,945	234,665	61,164	470	154,564	157,635	141,156	132,489	102,656	57,813	14,548	779

	SUBACCOUNTS
	PREMIER OpCap Managed								PREMIER OpCap Small Cap
	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97
1. Beginning of period (rounded)	$11.34	$ 9.41	$11.43	$12.15	$11.18	$10.75	$10.13	$10.00	$14.99	$10.61	$13.68	$12.75	$ 8.94	$ 9.19	$10.20	$10.00
2. End of period (rounded)	$12.44	$11.34	$ 9.41	$11.43	$12.15	$11.18	$10.75	$10.13	$17.50	$14.99	$10.61	$13.68	$12.75	$ 8.94	$ 9.19	$10.20
3. Accumulation Units Outstanding at end of period	179,626	166,896	130,863	105,480	75,083	59,831	23,869	2,135	317,952	268,803	216,660	150,562	82,413	29,150	12,742	2,781

* Effective date

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .85%)

CONTRACTS OTHER THAN SMALL PLAN CONTRACT—(Continued)

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	T. Rowe Price Equity Income								T. Rowe Price International Stock
	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97
1. Beginning of period (rounded)	$14.05	$11.31	$13.15	$13.09	$11.69	$11.38	$10.54	$10.00	$8.85	$6.85	$ 8.46	$10.99	$13.51	$10.24	$ 8.92	$10.00
2. End of period (rounded)	$15.99	$14.05	$11.31	$13.15	$13.09	$11.69	$11.38	$10.54	$9.97	$8.85	$ 6.85	$ 8.46	$10.99	$13.51	$10.24	$ 8.92
3. Accumulation Units Outstanding at end of period	469,675	364,477	284,687	194,085	123,371	88,559	26,852	1,704	87,363	78,281	7,044	54,084	36,679	15,783	6,523	216

* Effective date

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .70%)

CONTRACTS OTHER THAN SMALL PLAN CONTRACT

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	Prudential Series Fund Money Market					Prudential Series Fund Diversified Bond					Prudential Series Fund Government Income
	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000
1. Beginning of period (rounded)	$11.97	$11.97	$11.89	$11.52	$11.05	$13.71	$12.86	$12.11	$11.42	$10.70	$14.46	$14.23	$12.81	$11.95	$10.92
2. End of period (rounded)	$11.99	$11.97	$11.97	$11.89	$11.52	$14.35	$13.71	$12.86	$12.11	$11.42	$14.78	$14.46	$14.23	$12.81	$11.95
3. Accumulation Units Outstanding at end of period	26,712	42,537	33,040	22,232	14,789	104,405	113,490	73,947	31,813	561	113,531	127,403	104,163	31,687	168

	SUBACCOUNTS
	Prudential Series Fund Conservative Balanced					Prudential Series Fund Flexible Managed					Prudential Series Fund High Yield Bond
	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000
1. Beginning of period (rounded)	$11.95	$10.14	$11.24	$11.57	$11.85	$11.29	$9.20	$10.63	$11.37	$11.60	$11.67	$9.42	$9.36	$9.48	$10.39
2. End of period (rounded)	$12.80	$11.95	$10.14	$11.24	$11.57	$12.39	$11.29	$9.20	$10.63	$11.37	$12.77	$11.67	$9.42	$9.36	$9.48
3. Accumulation Units Outstanding at end of period	36,816	41,570	22,224	7,775	2,362	30,535	37,625	25,631	15,284	3,198	81,699	118,534	66,960	14,967	354

	SUBACCOUNTS
	Prudential Series Fund Stock Index					Prudential Series Fund Value					Prudential Series Fund Equity
	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000
1. Beginning of period (rounded)	$12.36	$9.73	$12.61	$14.46	$16.37	$12.34	$9.71	$12.56	$12.93	$10.34	$11.06	$8.47	$11.01	$12.50	$11.33
2. End of period (rounded)	$13.54	$12.36	$9.73	$12.61	$14.46	$14.23	$12.34	$9.71	$12.56	$12.93	$12.06	$11.06	$8.47	$11.01	$12.50
3. Accumulation Units Outstanding at end of period	250,569	323,348	260,750	192,008	84,943	61,808	58,353	36,045	19,353	2,843	9,244	16,584	10,011	5,921	1,548

	SUBACCOUNTS
	Prudential Series Fund Jennison					Prudential Series Fund Global					AIM V.I. Core Equity
	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000
1. Beginning of period (rounded)	$11.10	$8.60	$12.55	$15.49	$21.69	$10.70	$8.05	$10.84	$13.27	$17.93	$11.01	$8.92	$10.66	$13.93	$18.04
2. End of period (rounded)	$12.07	$11.10	$8.60	$12.55	$15.49	$11.62	$10.70	$8.05	$10.84	$13.27	11.90	$11.01	$8.92	$10.66	$13.93
3. Accumulation Units Outstanding at end of period	485,113	623,983	492,247	298,456	140,154	15,666	16,495	12,849	9,627	7,939	148,299	208,545	180,816	159,937	75,019

* Effective date

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .70%)

CONTRACTS OTHER THAN SMALL PLAN CONTRACT—(Continued)

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	AIM V.I. Premier Equity					Credit Suisse Global Small Cap					Janus Aspen Large Cap Growth
	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000
1. Beginning of period (rounded)	$10.49	$8.46	$12.24	$14.11	$18.34	$9.35	$6.39	$9.78	$13.82	$20.88	$11.44	$8.75	$12.01	$16.09	$20.99
2. End of period (rounded)	$11.01	$10.49	$8.46	$12.24	$14.11	$10.94	$9.35	$6.39	$9.78	$13.82	$11.85	$11.44	$8.75	$12.01	$16.09
3. Accumulation Units Outstanding at end of period	119,608	171,707	143,079	124,307	62,899	231,956	283,289	211,489	125,306	47,930	386,747	475,097	399,112	303,201	121,963

	SUBACCOUNTS
	Janus Aspen International Growth					MFS Emerging Growth					MFS Research
	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000
1. Beginning of period (rounded)	$12.39	$9.26	$12.55	$16.49	$23.45	$10.32	$7.99	$12.17	$18.45	$26.65	$9.90	$8.00	$10.69	$13.70	$16.09
2. End of period (rounded)	$14.61	$12.39	$9.26	$12.55	$16.49	$11.56	$10.32	$7.99	$12.17	$18.45	$11.37	$9.90	$8.00	$10.69	$13.70
3. Accumulation Units Outstanding at end of period	233,518	296,802	237,271	157,277	61,204	210,096	266,722	214,555	167,122	66,053	41,492	56,429	52,339	40,783	18,369

	SUBACCOUNTS
	PREMIER OpCap Managed					PREMIER OpCap Small Cap					T. Rowe Price Equity Income
	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000
1. Beginning of period (rounded)	$11.41	$9.45	$11.47	$12.16	$10.78	$15.08	$10.66	$13.72	$12.77	$9.23	$14.13	$11.36	$13.18	$13.10	$10.98
2. End of period (rounded)	$12.53	$11.41	$9.45	$11.47	$12.16	$17.62	$15.08	$10.66	$13.72	$12.77	$16.10	$14.13	$11.36	$13.18	$13.10
3. Accumulation Units Outstanding at end of period	57,596	77,420	62,989	52,688	3,912	298,111	309,753	228,160	100,678	8,447	520,583	523,697	361,964	138,954	12,608

	SUBACCOUNTS
	T. Rowe Price International Stock
	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000
1. Beginning of period (rounded)	$8.90	$6.88	$8.49	$11.00	$13.45
2. End of period (rounded)	$10.04	$8.90	$6.88	$8.49	$11.00
3. Accumulation Units Outstanding at end of period	31,554	30,303	17,339	4,114	1,539

* Effective date

DISCOVERY SELECT

GROUP RETIREMENT ANNUITY

Discovery Select Group Retirement Annuity is a variable annuity issued by The Prudential Insurance Company of America, Newark, NJ. It is offered through these affiliated Prudential subsidiaries: Pruco Securities LLC; Prudential Investment Management Services LLC.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

751 Broad Street

Newark, NJ 07102-3777

PRUDENTIAL RETIREMENT

30 Scranton Office Park

Scranton, PA 18507-1789

DISCOVERY SELECTSM is a service mark of Prudential.

DS.PU.003

Ed. 05/2005

PRESORTED

STANDARD

U.S. POSTAGE

PAID

PRUDENTIAL

STATEMENT OF ADDITIONAL INFORMATION	MAY 2, 2005

DISCOVERY SELECT

        GROUP RETIREMENT ANNUITY

DISCOVERY SELECT

GROUP VARIABLE ANNUITY CONTRACTS

ISSUED THROUGH

PRUDENTIAL DISCOVERY SELECT GROUP

VARIABLE CONTRACT ACCOUNT

The Prudential Insurance Company of America (“Prudential”) offers the DISCOVERY SELECTSM Group Variable Annuity Contracts for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 (the “Code”) and with non-qualified annuity arrangements on a continuous basis. Prudential is a subsidiary of Prudential Financial, Inc., a New Jersey insurance holding company. Contributions to the Contract made on behalf of a Participant may be invested in one or more of the twenty-two Subaccounts of The Prudential Discovery Select Group Variable Contract Account as well as the Guaranteed Interest Account. Each Subaccount is invested in a corresponding Portfolio of The Prudential Series Fund, Inc., AIM Variable Insurance Funds, Inc., Credit Suisse Trust, Janus Aspen Series, MFS Variable Insurance Trust, Premier VIT, T. Rowe Price Equity Series, Inc., and T. Rowe Price International Series, Inc.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated May 2, 2005. Certain portions of that May 2, 2005 prospectus are incorporated by reference into this Statement of Additional Information. You may obtain a prospectus free of charge by calling 1-800-458-6333.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

751 Broad Street

Newark, New Jersey 07102-3777

Telephone: (888) PRU-2888

Prudential

30 Scranton Office Park

Scranton, PA 18507-1789

Telephone: 1-800-458-6333

2

DEFINITIONS

CONTRACTS – The group variable annuity contracts described in the Prospectus and offered for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code and with non-qualified annuity arrangements. One of such contracts is the Small Plan Contract described in the Prospectus.

FUNDS – The Portfolios of The Prudential Series Fund, Inc., AIM Variable Insurance Funds, Inc., Credit Suisse Trust, Janus Aspen Series, MFS Variable Insurance Trust, Premier VIT, T. Rowe Price Equity Series, Inc., and T. Rowe Price International Series, Inc.

PARTICIPANT – A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract.

PARTICIPANT ACCOUNT – An account established for each Participant to record the amount credited to the Participant under the Contract.

PARTICIPANT ACCOUNT VALUE – The dollar amount held in a Participant Account.

PRUDENTIAL – The Prudential Insurance Company of America. “We,” “us,” or “our” means Prudential. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial).

PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT – A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust (the “Account”), invested through its Subaccounts in shares of the corresponding Funds.

SMALL PLAN CONTRACT – A type of Contract used exclusively with retirement plans qualified under Sections 401(k) or 401(a) of the Code that generally have 100 or fewer Participant.

SUBACCOUNT – A division of the Account, the assets of which are invested in shares of the corresponding Funds.

We set out other defined terms in the Prospectus.

3

OTHER CONTRACT PROVISIONS

Assignment

Unless contrary to applicable law, the right to any payment under the Contract is neither assignable nor subject to the claim of any creditor.

ADMINISTRATION

The assets of each Subaccount of the Discovery Account are invested in a corresponding Fund. The prospectus and the statement of additional information of each Fund describe the investment management and administration of that Fund.

Prudential generally is responsible for the administrative and recordkeeping functions of the Discovery Account and pays the expenses associated with it. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participants Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

Prudential is reimbursed for these administrative and recordkeeping expenses by the annual account charge and the daily charge against the assets of each Subaccount for administrative expenses.

A daily charge is made which is equal to a maximum effective annual rate of 0.85% of the net assets in each Subaccount (this charge is equal to 1.05% for Small Plan Contracts). All of this charge is for administrative expenses not covered by the annual account charge. During 2004, 2003, and 2002, Prudential received $1,909,990, $1,397,499, and $1,343,361, respectively for administrative expenses and for providing management services. There is also an annual account charge for administrative expenses of not greater than $32 assessed against a Participant Account. During 2004, 2003, and 2002, Prudential collected $67,494, $112,772, and $45,575, respectively in annual account charges.

A withdrawal charge is also imposed on certain withdrawals from the Subaccounts and the Guaranteed Interest Account, as discussed in the prospectus. During 2004, 2003, and 2002 Prudential collected $51,031,002, $28,330,508, and $28,774,315, respectively in withdrawal charges.

EXPERTS

The consolidated financial statements of Prudential and its subsidiaries as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 and the financial statements of the Prudential Discovery Select Group Variable Contract Account as of December 31, 2004 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, New York 10017.

PRINCIPAL UNDERWRITER

Prudential Investment Management Services LLC (“PIMS”), an indirect wholly-owned subsidiary of Prudential Financial, Inc. offers the Contract on a continuous basis through corporate office and regional home office employees in those states in which contracts may be lawfully sold. It may also offer the Contract through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

4

During 2004, 2003, and 2002, $704,236, $643,275, and $1,000,475, respectively was paid to PIMS for its services as principal underwriter with respect to the Contract. PIMS retained none of those commissions.

As discussed in the prospectus, Prudential pays commissions to broker/dealers that sell the Contract according to one or more schedules, and also may pay non-cash compensation. In addition, Prudential may pay trial commissions to registered representatives who maintain an ongoing relationship with a contract owner. Typically, a trial commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.

PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCT

In an effort to promote the sale of our products (which may include the placement of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services. To the extent permitted by the NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PIMS pays which are broadly defined as follows:

•	Percentage Payments based upon “Assets under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in all Prudential products that were sold through the firm (or its affiliated broker-dealers).

•	Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Prudential products sold through the firm (or its affiliated broker-dealers).

•	Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of May 2, 2005) received payment of more than $10,000 under one more of these types of arrangements during the last calendar year or that have received or are expected to receive such payment during the current calendar year. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

5

Name of Firms:	Paradigm Equities, Inc. Pruco WS Insurance Services LLC Met Life General Insurance Agency

DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a subaccount is determined by multiplying the number of shares of The Prudential Series Fund, Inc. (the “Series Fund”) or other fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund or other fund but not yet paid.

FINANCIAL STATEMENTS

The consolidated financial statements for Prudential and subsidiaries included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts. Also included herein are certain financial statements of the Account.

6

FINANCIAL STATEMENTS OF THE

PRUDENTIAL DISCOVERY SELECT GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2004

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Government Income Portfolio	Prudential Conservative Balanced Portfolio	Prudential Flexible Managed Portfolio
ASSETS
Investment in the portfolios, at value	$3,416,897	$6,336,953	$5,663,620	$4,893,681	$5,413,511
(Payable to)/Receivable from The Prudential Insurance Company of America	(3,083)	(6,031)	(5,387)	(4,891)	(5,351)

Net Assets	$3,413,814	$6,330,922	$5,658,233	$4,888,790	$5,408,160

NET ASSETS, representing:
Accumulation units	$3,413,814	$6,330,922	$5,658,233	$4,888,790	$5,408,160

	$3,413,814	$6,330,922	$5,658,233	$4,888,790	$5,408,160

Units outstanding	286,691	443,577	384,617	384,388	439,062

Portfolio shares held	341,690	561,787	486,148	324,085	326,509
Portfolio net asset value per share	$10.00	$11.28	$11.65	$15.10	$16.58
Investment in portfolio shares, at cost	$3,416,897	$6,256,702	$5,726,893	$4,617,864	$4,880,097

STATEMENT OF OPERATIONS
For the period ended December 31, 2004

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Government Income Portfolio	Prudential Conservative Balanced Portfolio	Prudential Flexible Managed Portfolio
INVESTMENT INCOME
Dividend income	$34,402	$285,981	$213,180	$92,470	$80,076

EXPENSES
Charges for administration, mortality and expense risk	36,540	66,728	59,338	50,096	57,653

NET INVESTMENT INCOME (LOSS)	(2,138)	219,253	153,842	42,374	22,423

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	87,908	26,477	0
Realized gain (loss) on shares redeemed	0	(12,010)	(62,095)	(28,069)	(56,662)
Net change in unrealized gain (loss) on investments	0	80,251	(63,273)	275,817	533,414

NET GAIN (LOSS) ON INVESTMENTS	0	68,241	(37,460)	274,225	476,752

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,138)	$287,494	$116,382	$316,599	$499,175

The accompanying notes are an integral part of these financial statements.

A1

	SUBACCOUNTS (Continued)
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Equity Portfolio	Prudential Jennison Portfolio	Prudential Global Portfolio
ASSETS
Investment in the portfolios, at value	$2,922,082	$23,029,921	$5,836,146	$15,315,475	$18,517,025	$3,302,067
(Payable to)/Receivable from The Prudential Insurance Company of America	(2,149)	(23,935)	(5,589)	(15,680)	(18,668)	(3,131)

Net Assets	$2,919,933	$23,005,986	$5,830,557	$15,299,795	$18,498,357	$3,298,936

NET ASSETS, representing:
Accumulation units	$2,919,933	$23,005,986	$5,830,557	$15,299,795	$18,498,357	$3,298,936

	$2,919,933	$23,005,986	$5,830,557	$15,299,795	$18,498,357	$3,298,936

Units outstanding	229,766	1,748,582	412,248	1,278,000	1,540,565	285,769

Portfolio shares held	539,130	736,015	292,832	686,485	1,020,784	200,978
Portfolio net asset value per share	$5.42	$31.29	$19.93	$22.31	$18.14	$16.43
Investment in portfolio shares, at cost	$2,802,218	$20,132,737	$4,990,387	$13,480,553	$14,466,774	$2,810,604

	SUBACCOUNTS (Continued)
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Equity Portfolio	Prudential Jennison Portfolio	Prudential Global Portfolio
INVESTMENT INCOME
Dividend income	$216,990	$377,484	$74,583	$198,931	$97,562	$35,356

EXPENSES
Charges for administration, mortality and expense risk	30,171	245,032	52,270	161,725	194,700	35,118

NET INVESTMENT INCOME (LOSS)	186,819	132,452	22,313	37,206	(97,138)	238

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	391,617	0	0	0	0
Realized gain (loss) on shares redeemed	(43,840)	(1,402,270)	(39,189)	(618,605)	(2,428,170)	(237,573)
Net change in unrealized gain (loss) on investments	119,864	2,897,184	749,949	1,834,922	4,050,251	491,463

NET GAIN (LOSS) ON INVESTMENTS	76,024	1,886,531	710,760	1,216,317	1,622,081	253,890

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$262,843	$2,018,983	$733,073	$1,253,523	$1,524,943	$254,128

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF THE

PRUDENTIAL DISCOVERY SELECT GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2004

	SUBACCOUNTS
	AIM V.I. Core Equity Fund	AIM V.I. Premier Equity Fund	Janus Aspen Large Cap Growth Portfolio	Janus Aspen International Growth Portfolio
ASSETS
Investment in the portfolios, at value	$7,813,913	$7,651,941	$16,259,213	$13,227,689
(Payable to)/Receivable from The Prudential Insurance Company of America	(6,715)	(9,652)	(14,129)	(11,702)

Net Assets	$7,807,198	$7,642,289	$16,245,084	$13,215,987

NET ASSETS, representing:
Accumulation units	$7,807,198	$7,642,289	$16,245,084	$13,215,987

	$7,807,198	$7,642,289	$16,245,084	$13,215,987

Units outstanding	659,812	698,506	1,377,836	909,358

Portfolio shares held	345,748	359,246	810,125	486,670
Portfolio net asset value per share	$22.60	$21.30	$20.07	$27.18
Investment in portfolio shares, at cost	$7,725,183	$6,530,144	$17,794,534	$10,116,908

STATEMENT OF OPERATIONS

For the period ended December 31, 2004

	SUBACCOUNTS
	AIM V.I. Core Equity Fund	AIM V.I. Premier Equity Fund	Janus Aspen Large Cap Growth Portfolio	Janus Aspen International Growth Portfolio
INVESTMENT INCOME
Dividend income	$74,030	$34,558	$23,636	$114,665

EXPENSES
Charges for administration, mortality and expense risk	84,065	81,177	177,111	130,717

NET INVESTMENT INCOME (LOSS)	(10,035)	(46,619)	(153,475)	(16,052)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(614,811)	(747,381)	(2,088,853)	(464,316)
Net change in unrealized gain (loss) on investments	1,218,409	1,121,797	2,731,640	2,526,421

NET GAIN (LOSS) ON INVESTMENTS	603,598	374,416	642,787	2,062,105

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$593,563	$327,797	$489,312	$2,046,053

The accompanying notes are an integral part of these financial statements.

A3

	SUBACCOUNTS (Continued)
	MFS Emerging Growth Series	MFS Research Series	OpCap Managed Portfolio	OpCap Small Cap Portfolio	T. Rowe Price Equity Income Portfolio	T. Rowe Price International Stock Portfolio	Credit Suisse Global Small Cap Portfolio
ASSETS
Investment in the portfolios, at value	$9,419,044	$2,217,949	$2,960,447	$10,825,379	$15,908,354	$1,188,550	$4,372,473
(Payable to)/Receivable from The Prudential Insurance Company of America	(8,696)	(1,915)	(2,685)	(9,357)	(13,806)	(1,139)	(4,270)

Net Assets	$9,410,348	$2,216,034	$2,957,762	$10,816,022	$15,894,548	$1,187,411	$4,368,203

NET ASSETS, representing:	$9,410,348
Accumulation units	$9,410,348	$2,216,034	$2,957,762	$10,816,022	$15,894,548	$1,187,411	$4,368,203

	818,390	$2,216,034	$2,957,762	$10,816,022	$15,894,548	$1,187,411	$4,368,203

Units outstanding	537,617	196,056	237,222	616,063	990,258	118,917	400,525

Portfolio shares held	$17.52	144,964	69,283	299,457	712,102	88,434	392,150
Portfolio net asset value per share	$6,383,294	$15.30	$42.73	$36.15	$22.34	$13.44	$11.15
Investment in portfolio shares, at cost		$2,091,155	$2,579,978	$7,927,446	$12,988,321	$836,784	$3,364,817

	SUBACCOUNTS (Continued)
	MFS Emerging Growth Series	MFS Research Series	OpCap Managed Portfolio	OpCap Small Cap Portfolio	T. Rowe Price Equity Income Portfolio	T. Rowe Price International Stock Portfolio	Credit Suisse Global Small Cap Portfolio
INVESTMENT INCOME
Dividend income	$0	$23,199	$42,147	$4,341	$232,098	$12,300	$0

EXPENSES
Charges for administration, mortality and expense risk	96,702	22,424	29,758	100,126	143,231	11,558	43,750

NET INVESTMENT INCOME (LOSS)	(96,702)	775	12,389	(95,785)	88,867	742	(43,750)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	338,881	0	0
Realized gain (loss) on shares redeemed	(1,913,744)	(172,285)	(22,302)	41,279	58,451	973	(681,779)
Net change in unrealized gain (loss) on investments	3,035,750	464,597	280,944	1,633,093	1,488,942	134,801	1,399,438

NET GAIN (LOSS) ON INVESTMENTS	1,122,006	292,312	258,642	1,674,372	1,886,274	135,774	717,659

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,025,304	$293,087	$271,031	$1,578,587	$1,975,141	$136,516	$673,909

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF THE

PRUDENTIAL DISCOVERY SELECT GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2004 and 2003

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio		Prudential Government Income Portfolio
	2004	2003	2004	2003	2004	2003
OPERATIONS
Net investment income (loss)	$(2,138)	$(5,377)	$219,253	$186,046	$153,842	$176,582
Capital gains distributions received	0	0	0	0	87,908	202,484
Realized gain (loss) on shares redeemed	0	0	(12,010)	(26,509)	(62,095)	(58,261)
Net change in unrealized gain (loss) on investments	0	0	80,251	200,049	(63,273)	(234,351)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,138)	(5,377)	287,494	359,586	116,382	86,454

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,643,232	2,340,873	1,666,532	1,983,840	1,464,246	3,085,164
Withdrawal and other charges	(2,822,234)	(2,575,186)	(1,806,964)	(1,213,398)	(1,847,118)	(2,521,333)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(179,002)	(234,313)	(140,432)	770,442	(382,872)	563,831

TOTAL INCREASE (DECREASE) IN NET ASSETS	(181,140)	(239,690)	147,062	1,130,028	(266,490)	650,285

NET ASSETS
Beginning of period	3,594,954	3,834,644	6,183,860	5,053,832	5,924,723	5,274,438

End of period	$3,413,814	$3,594,954	$6,330,922	$6,183,860	$5,658,233	$5,924,723

Beginning units	301,898	321,798	453,054	394,332	411,319	371,756

Units issued	256,230	208,589	136,013	156,158	112,619	225,293
Units redeemed	(271,437)	(228,489)	(145,490)	(97,436)	(139,321)	(185,730)

Ending units	286,691	301,898	443,577	453,054	384,617	411,319

The accompanying notes are an integral part of these financial statements.

A5

	SUBACCOUNTS (Continued)
	Prudential Conservative Balanced Portfolio		Prudential Flexible Managed Portfolio		Prudential High Yield Bond Portfolio
	2004	2003	2004	2003	2004	2003
OPERATIONS
Net investment income (loss)	$42,374	$63,146	$22,423	$46,058	$186,819	$171,531
Capital gains distributions received	26,477	0	0	0	0	0
Realized gain (loss) on shares redeemed	(28,069)	(65,846)	(56,662)	(91,877)	(43,840)	(47,028)
Net change in unrealized gain (loss) on investments	275,817	643,118	533,414	950,370	119,864	325,942

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	316,599	640,418	499,175	904,551	262,843	450,445

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	912,987	1,061,097	870,891	866,533	926,568	1,553,314
Withdrawal and other charges	(806,690)	(619,106)	(1,060,558)	(515,544)	(1,306,339)	(423,303)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	106,297	441,991	(189,667)	350,989	(379,771)	1,130,011

TOTAL INCREASE (DECREASE) IN NET ASSETS	422,896	1,082,409	309,508	1,255,540	(116,928)	1,580,456

NET ASSETS
Beginning of period	4,465,894	3,383,485	5,098,652	3,843,112	3,036,861	1,456,405

End of period	$4,888,790	$4,465,894	$5,408,160	$5,098,652	$2,919,933	$3,036,861

Beginning units	375,590	334,837	453,845	419,428	260,942	155,042

Units issued	81,884	103,221	82,756	91,092	83,232	147,806
Units redeemed	(73,086)	(62,468)	(97,539)	(56,675)	(114,408)	(41,906)

Ending units	384,388	375,590	439,062	453,845	229,766	260,942

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF THE

PRUDENTIAL DISCOVERY SELECT GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2004 and 2003

	SUBACCOUNTS
	Prudential Stock Index Portfolio		Prudential Value Portfolio		Prudential Equity Portfolio
	2004	2003	2004	2003	2004	2003
OPERATIONS
Net investment income (loss)	$132,452	$116,212	$22,313	$27,373	$37,206	$9,783
Capital gains distributions received	391,617	653,648	0	0	0	0
Realized gain (loss) on shares redeemed	(1,402,270)	(701,950)	(39,189)	(108,660)	(618,605)	(1,146,569)
Net change in unrealized gain (loss) on investments	2,897,184	4,730,828	749,949	970,918	1,834,922	4,736,908

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,018,983	4,798,738	733,073	889,631	1,253,523	3,600,122

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,471,550	3,871,716	1,451,789	1,210,561	1,441,299	1,458,284
Withdrawal and other charges	(5,561,838)	(2,545,612)	(814,938)	(580,537)	(2,470,131)	(2,337,938)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,090,288)	1,326,104	636,851	630,024	(1,028,832)	(879,654)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(71,305)	6,124,842	1,369,924	1,519,655	224,691	2,720,468

NET ASSETS
Beginning of period	23,077,291	16,952,449	4,460,633	2,940,978	15,075,104	12,354,636

End of period	$23,005,986	$23,077,291	$5,830,557	$4,460,633	$15,299,795	$15,075,104

Beginning units	1,916,838	1,788,547	363,243	303,860	1,370,410	1,463,887

Units issued	335,550	411,582	115,974	117,666	155,751	173,825
Units redeemed	(503,806)	(283,291)	(66,969)	(58,283)	(248,161)	(267,302)

Ending units	1,748,582	1,916,838	412,248	363,243	1,278,000	1,370,410

The accompanying notes are an integral part of these financial statements.

A7

	SUBACCOUNTS (Continued)
	Prudential Jennison Portfolio		Prudential Global Portfolio		AIM V.I. Core Equity Fund
	2004	2003	2004	2003	2004	2003
OPERATIONS
Net investment income (loss)	$(97,138)	$(98,453)	$238	$(16,336)	$(10,035)	$8,813
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(2,428,170)	(539,583)	(237,573)	(212,371)	(614,811)	(371,570)
Net change in unrealized gain (loss) on investments	4,050,251	4,667,193	491,463	1,001,150	1,218,409	1,875,297

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,524,943	4,029,157	254,128	772,443	593,563	1,512,540

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,323,106	3,804,191	570,675	587,403	1,051,395	1,255,952
Withdrawal and other charges	(5,138,887)	(1,810,457)	(811,180)	(399,278)	(1,988,990)	(854,422)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,815,781)	1,993,734	(240,505)	188,125	(937,595)	401,530

TOTAL INCREASE (DECREASE) IN NET ASSETS	(290,838)	6,022,891	13,623	960,568	(344,032)	1,914,070

NET ASSETS
Beginning of period	18,789,195	12,766,304	3,285,313	2,324,745	8,151,230	6,237,160

End of period	$18,498,357	$18,789,195	$3,298,936	$3,285,313	$7,807,198	$8,151,230

Beginning units	1,698,764	1,489,322	308,804	290,085	743,220	701,076

Units issued	338,500	426,484	58,152	65,269	100,545	135,792
Units redeemed	(496,699)	(217,042)	(81,187)	(46,550)	(183,953)	(93,648)

Ending units	1,540,565	1,698,764	285,769	308,804	659,812	743,220

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF THE

PRUDENTIAL DISCOVERY SELECT GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2004 and 2003

	SUBACCOUNTS
	AIM V.I. Premier Equity Fund		Janus Aspen Large Cap Growth Portfolio		Janus Aspen International Growth Portfolio
	2004	2003	2004	2003	2004	2003
OPERATIONS
Net investment income (loss)	$(46,619)	$(42,057)	$(153,475)	$(124,963)	$(16,052)	$31,444
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(747,381)	(512,746)	(2,088,853)	(1,093,259)	(464,316)	(1,246,336)
Net change in unrealized gain (loss) on investments	1,121,797	2,098,951	2,731,640	5,284,261	2,526,421	4,316,997

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	327,797	1,544,148	489,312	4,066,039	2,046,053	3,102,105

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,140,551	1,433,122	2,418,764	2,962,327	3,332,170	3,154,126
Withdrawal and other charges	(2,018,270)	(1,068,424)	(4,435,123)	(2,175,665)	(4,495,524)	(2,462,654)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(877,719)	364,698	(2,016,359)	786,662	(1,163,354)	691,472

TOTAL INCREASE (DECREASE) IN NET ASSETS	(549,922)	1,908,846	(1,527,047)	4,852,701	882,699	3,793,577

NET ASSETS
Beginning of period	8,192,211	6,283,365	17,772,131	12,919,430	12,333,288	8,539,711

End of period	$7,642,289	$8,192,211	$16,245,084	$17,772,131	$13,215,987	$12,333,288

Beginning units	784,095	745,118	1,560,237	1,480,180	999,559	925,072

Units issued	128,962	172,967	233,143	320,828	265,064	322,048
Units redeemed	(214,551)	(133,990)	(415,544)	(240,771)	(355,265)	(247,561)

Ending units	698,506	784,095	1,377,836	1,560,237	909,358	999,559

The accompanying notes are an integral part of these financial statements.

A9

	SUBACCOUNTS (Continued)
	MFS Emerging Growth Series		MFS Research Series		OpCap Managed Portfolio
	2004	2003	2004	2003	2004	2003
OPERATIONS
Net investment income (loss)	$(96,702)	$(70,916)	$775	$(5,098)	$12,389	$15,117
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(1,913,744)	(563,185)	(172,285)	(114,910)	(22,302)	(40,757)
Net change in unrealized gain (loss) on investments	3,035,750	2,607,729	464,597	511,066	280,944	465,912

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,025,304	1,973,628	293,087	391,058	271,031	440,272

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,659,353	2,119,388	308,837	388,116	951,974	818,377
Withdrawal and other charges	(2,796,266)	(896,357)	(495,383)	(218,193)	(1,043,065)	(313,229)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,136,913)	1,223,031	(186,546)	169,923	(91,091)	505,148

TOTAL INCREASE (DECREASE) IN NET ASSETS	(111,609)	3,196,659	106,541	560,981	179,940	945,420

NET ASSETS
Beginning of period	9,521,957	6,325,298	2,109,493	1,548,512	2,777,822	1,832,402

End of period	$9,410,348	$9,521,957	$2,216,034	$2,109,493	$2,957,762	$2,777,822

Beginning units	926,309	793,832	214,064	194,095	244,315	194,470

Units issued	172,131	246,580	32,750	47,973	82,844	82,316
Units redeemed	(280,050)	(114,103)	(50,758)	(28,004)	(89,937)	(32,471)

Ending units	818,390	926,309	196,056	214,064	237,222	244,315

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF THE

PRUDENTIAL DISCOVERY SELECT GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2004 and 2003

	SUBACCOUNTS
	OpCap Small Cap Portfolio		T. Rowe Price Equity Income Portfolio
	2004	2003	2004	2003
OPERATIONS
Net investment income (loss)	$(95,785)	$(52,005)	$88,867	$85,130
Capital gains distributions received	0	0	338,881	0
Realized gain (loss) on shares redeemed	41,279	(178,292)	58,451	(86,437)
Net change in unrealized gain (loss) on investments	1,633,093	2,488,375	1,488,942	2,276,782

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,578,587	2,258,078	1,975,141	2,275,475

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,646,098	2,609,328	5,340,915	4,093,745
Withdrawal and other charges	(3,108,088)	(902,545)	(3,946,140)	(1,180,029)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	538,010	1,706,783	1,394,775	2,913,716

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,116,597	3,964,861	3,369,916	5,189,191

NET ASSETS
Beginning of period	8,699,425	4,734,564	12,524,632	7,335,441

End of period	$10,816,022	$8,699,425	$15,894,548	$12,524,632

Beginning units	578,556	445,120	888,174	647,047

Units issued	235,707	215,936	370,774	343,781
Units redeemed	(198,200)	(82,500)	(268,690)	(102,654)

Ending units	616,063	578,556	990,258	888,174

The accompanying notes are an integral part of these financial statements.

A11

	SUBACCOUNTS (Continued)
	T. Rowe Price International Stock Portfolio		Credit Suisse Global Small Cap Portfolio
	2004	2003	2004	2003
OPERATIONS
Net investment income (loss)	$742	$3,616	$(43,750)	$(26,443)
Capital gains distributions received	0	794	0	0
Realized gain (loss) on shares redeemed	973	3,781	(681,779)	(278,400)
Net change in unrealized gain (loss) on investments	134,801	205,113	1,399,438	1,523,607

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	136,516	213,304	673,909	1,218,764

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	513,852	759,814	1,300,306	1,054,215
Withdrawal and other charges	(425,202)	(617,752)	(1,788,432)	(363,541)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	88,650	142,062	(488,126)	690,674

TOTAL INCREASE (DECREASE) IN NET ASSETS	225,166	355,366	185,783	1,909,438

NET ASSETS
Beginning of period	962,245	606,879	4,182,420	2,272,982

End of period	$1,187,411	$962,245	$4,368,203	$4,182,420

Beginning units	108,585	88,578	448,243	356,543

Units issued	58,188	103,234	138,702	144,125
Units redeemed	(47,856)	(83,227)	(186,420)	(52,425)

Ending units	118,917	108,585	400,525	448,243

The accompanying notes are an integral part of these financial statements.

A12

NOTES TO FINANCIAL STATEMENTS OF THE

PRUDENTIAL DISCOVERY SELECT GROUP

VARIABLE CONTRACT ACCOUNT

December 31, 2004

Note 1: General

The Prudential Discovery Select Group Variable Account (the “Discovery Account”) was established on February 11, 1997 by The Prudential Insurance Company of America (“Prudential”), a wholly owned subsidiary of Prudential Financial, Inc (“PFI”) and commenced operations on July 31, 1997 under the laws of the State of New Jersey. The assets of the Account are segregated from Prudential’s other assets. Proceeds from the purchase of Discovery Select Group Annuity Contracts (“Contracts”) are invested in the Discovery Account. The Discovery Account is registered with the Securities and Exchange Commission (“SEC”) under the investment Company Act of 1940 as a unit investment trust, which is a type of investment company.

The Discovery Account is used in connection with the contracts sold to retirement plans that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 (“the code”) and with nonqualified annuity arrangements. The Contracts are group annuity contracts and generally are issued to employers (“Contractholders”) who make contributions under them on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a “Participant.”

The Discovery Account is comprised of 22 Subaccounts. The assets of each Subaccount are invested in either a corresponding portfolio of The Prudential Series Fund, Inc. (the “Series Fund”) or one of the non-Prudential administered funds (collectively, the “portfolios”) as follows:

THE PRUDENTIAL SERIES FUND, INC.

Money Market Portfolio

Diversified Bond Portfolio

Government Income Portfolio

Conservative Balanced Portfolio

Flexible Managed Portfolio

High Yield Bond Portfolio

Stock Index Portfolio

Value Portfolio

Equity Portfolio

Jennison Portfolio

Global Portfolio

AIM VARIABLE INSURANCE

AIM V.I. Core Equity Fund

AIM V.I. Premier Equity Fund

JANUS ASPEN SERIES

Large Cap Growth Portfolio

International Growth Portfolio

MFS VARIABLE INSURANCE TRUST

Emerging Growth Series

Research Series

OpCap Advisors

OpCap Managed Portfolio

OpCap Small Cap Portfolio

T. ROWE PRICE

T. Rowe Price Equity Income Portfolio

T. Rowe Price International Stock Portfolio

CREDIT SUISSE TRUST (formerly Warburg Pincus Trust)

Global Small Cap Portfolio

A13

All contractual and obligations arising under contracts participating in the Discovery Account are general corporate obligations of Prudential, although Participants’ payments from the Account will depend upon the investment experience of the Account.

The Series Fund is a diversified open end management investment company, and is managed by an affiliate of Prudential.

Note 2: Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Investments—The investments in shares of the portfolios are stated at the net asset value of the respective portfolio, which value their investment securities at fair market value.

Security Transactions—Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

Certain reclassifications have been made to the 2003 financial statements to conform to the 2004 presentation.

Note 3: Taxes

The Discovery Account is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 4: Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales of investments in the portfolios for the year ended December 31, 2004 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$2,321,399	$(2,530,557)
Prudential Diversified Bond Portfolio	$1,231,594	$(1,434,087)
Prudential Government Income Portfolio	$1,123,641	$(1,570,100)
Prudential Conservative Balanced Portfolio	$768,915	$(714,855)
Prudential Flexible Managed Portfolio	$702,228	$(954,105)
Prudential High Yield Bond Portfolio	$746,055	$(1,154,795)
Prudential Stock Index Portfolio	$2,119,620	$(4,462,209)
Prudential Value Portfolio	$1,013,225	$(427,335)
Prudential Equity Portfolio	$960,467	$(2,158,198)
Prudential Jennison Portfolio	$2,076,633	$(4,102,729)
Prudential Global Portfolio	$443,029	$(720,432)
AIM V.I. Core Equity Fund	$488,322	$(1,510,767)
AIM V.I. Premier Equity Fund	$694,786	$(1,656,902)
Janus Aspen Large Cap Growth Portfolio	$890,180	$(3,053,279)
Janus Aspen International Growth Portfolio	$2,072,936	$(3,367,707)
MFS Emerging Growth Series	$996,494	$(2,236,322)
MFS Research Series	$192,078	$(401,248)
OpCap Managed Portfolio	$653,667	$(774,525)
OpCap Small Cap Portfolio	$2,381,983	$(1,942,361)
T. Rowe Price Equity Income Portfolio	$3,589,569	$(2,334,326)
T. Rowe Price International Stock Portfolio	$420,826	$(343,379)
Credit Suisse Global Small Cap Portfolio	$836,816	$(1,368,286)

A14

Note 5: Participant Loans

The minimum loan amount is as specified in the Contract, or if not specified, as determined by Prudential. The maximum loan amount is the lesser of (a) $50,000, reduced by the highest outstanding balance of loans during the one year period immediately preceding the date of the loan or (b) 50% of the value of the Participant’s vested interest under a Contract. In the loan application, the Contractholder (or in certain cases, the Participant) designates the Subaccount(s) from which the loan amount is deducted. To repay the loan, the Participant makes periodic payments of interest plus a portion of the principal. Those payments are invested in the Subaccounts chosen by the Participant. The Participant may specify the Subaccounts from which he may borrow and into which repayments may be invested. If the Participant does not specify the Subaccounts from which the loan amount is deducted, the loan amount will be deducted pro rata from the participant account value in subaccounts.

The maximum loan amount referred to above is imposed by federal tax law. That limit, however, applies to all loans from any qualified plan of the employer. Since Prudential cannot monitor a Participant’s loan activity relating to other plans offered to Participants, it is the Participant’s responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount (as described in loan disclosure information provided to a borrowing Participant) will be treated as a taxable distribution and Prudential will send the appropriate tax information to the participant and the Internal Revenue Service.

Prudential charges a loan application fee of up to $75, which is deducted from the Participant Account at the time the loan is initiated. Prudential also charges up to $60 per year as a loan maintenance fee for record keeping and other administrative services provided in connection with the loan. This charge is guaranteed not to increase during the term of any loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly. For the year ended December 31, 2004 and 2003 the amount of participant loans that was withdrawn from the Subaccounts is follows:

	2004		2003
	Loans	Repayments	Loans	Repayments
Prudential Money Market Portfolio	$22,210	$(18,222)	$8,567	$(4,318)
Prudential Diversified Bond Portfolio	$17,333	$(18,010)	$22,132	$(12,086)
Prudential Government Income Portfolio	$41,207	$(21,943)	$15,550	$(29,967)
Prudential Conservative Balanced Portfolio	$20,963	$(11,425)	$14,390	$(15,081)
Prudential Flexible Managed Portfolio	$22,887	$(14,314)	$21,839	$(12,936)
Prudential High Yield Bond Portfolio	$14,461	$(4,189)	$5,571	$(2,662)
Prudential Stock Index Portfolio	$95,136	$(39,219)	$55,629	$(31,295)
Prudential Value Portfolio	$29,562	$(10,320)	$14,493	$(9,038)
Prudential Equity Portfolio	$65,243	$(28,076)	$47,622	$(31,295)
Prudential Jennison Portfolio	$75,673	$(27,580)	$40,283	$(28,118)
Prudential Global Portfolio	$17,524	$(5,023)	$8,937	$(2,970)
AIM V.I. Core Equity Fund	$36,942	$(15,389)	$14,310	$(8,948)
AIM V.I. Premier Equity Fund	$50,524	$(22,130)	$29,341	$(22,077)
Janus Aspen Large Cap Growth Portfolio	$88,866	$(47,907)	$65,997	$(77,737)
Janus Aspen International Growth Portfolio	$68,821	$(30,979)	$31,911	$(29,838)
MFS Emerging Growth Series	$41,904	$(25,681)	$23,184	$(24,141)
MFS Research Portfolio	$7,858	$(8,994)	$9,680	$(9,706)
OCC Accumulation Trust Managed Portfolio	$10,515	$(4,165)	$7,952	$(4,376)
OCC Accumulation Trust Small Cap Portfolio	$25,541	$(22,368)	$14,044	$(31,583)
T. Rowe Price Equity Income Portfolio	$45,658	$(22,932)	$19,842	$(18,926)
T. Rowe Price International Stock Portfolio	$8,122	$(3,434)	$3,075	$(2,810)
Credit Suisse Global Small Cap Portfolio	$22,790	$(7,070)	$8,451	$(2,715)

A15

Note 6: Related Party Transactions

Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the portfolios in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

The Series Fund has a management agreement with Prudential Investment LLC (“PI”), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund.

PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, services as the Series Fund’s transfer agent. Transfer agent fees and expenses in the Statements of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 7: Financial Highlights

The Contracts have unique combinations of features and fees that are charged against the assets in each Subaccount. Differences in the fee structure result in a variety of unit values, expense ratios, and total returns.

The following table was developed by determining which products offered by Prudential have the lowest and highest expense ratio. Only contract designs within the Account that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges.

	At year ended			For year ended
	Units (000s)	Unit Value Lowest—Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest—Highest	Total Return*** Lowest—Highest
	Prudential Money Market Portfolio
December 31, 2004	287	$11.90 to $11.99	$3,414	0.92%	0.85% to 1.00%	0.00% to 0.17%
December 31, 2003	302	$11.90 to $11.97	$3,595	0.84%	0.85% to 1.00%	-0.17% to 0.00%
December 31, 2002	322	$11.79 to $11.97	$3,835	1.56%	0.85% to 1.20%	0.34% to 0.67%
December 31, 2001	265	$11.75 to $11.89	$3,141	4.01%	0.85% to 1.20%	2.89% to 3.21%

	Prudential Diversified Bond Portfolio
December 31, 2004	444	$14.25 to $14.35	$6,331	4.12%	0.85% to 1.00%	4.55% to 4.67%
December 31, 2003	453	$13.63 to $13.71	$6,184	4.22%	0.85% to 1.00%	6.40% to 6.61%
December 31, 2002	394	$12.67 to $12.86	$5,054	11.22%	0.85% to 1.20%	6.04% to 6.29%
December 31, 2001	306	$11.92 to $12.11	$3,695	6.83%	0.85% to 1.20%	5.69% to 6.04%

	Prudential Government Income Portfolio
December 31, 2004	385	$14.68 to $14.78	$5,658	3.42%	0.85% to 1.00%	2.09% to 2.21%
December 31, 2003	411	$14.38 to $14.46	$5,925	3.95%	0.85% to 1.00%	1.48% to 1.62%
December 31, 2002	372	$14.02 to $14.23	$5,274	7.84%	0.85% to 1.20%	10.96% to 11.36%
December 31, 2001	147	$12.59 to $12.81	$1,882	6.44%	0.85% to 1.20%	6.85% to 7.20%

	Prudential Conservative Balanced Portfolio
December 31, 2004	384	$12.71 to $12.80	$4,889	1.81%	0.85% to 1.00%	6.99% to 7.11%
December 31, 2003	376	$11.88 to $11.95	$4,466	2.66%	0.85% to 1.00%	17.62% to 17.85%
December 31, 2002	335	$9.99 to $10.14	$3,383	0.00%	0.85% to 1.20%	-10.14% to -9.79%
December 31, 2001	326	$11.15 to $11.24	$3,656	3.63%	0.85% to 1.20%	-3.04% to -2.85%

	Prudential Flexible Managed Portfolio
December 31, 2004	439	$12.31 to $12.39	$5,408	1.37%	0.85% to 1.00%	9.71% to 9.74%
December 31, 2003	454	$11.22 to $11.29	$5,099	2.07%	0.85% to 1.00%	22.49% to 22.72%
December 31, 2002	419	$9.06 to $9.20	$3,843	3.03%	0.85% to 1.20%	-13.80% to -13.45%
December 31, 2001	395	$10.57 to $10.63	$4,191	3.98%	0.85% to 1.20%	-6.87% to -6.51%

A16

Note 7: Financial Highlights (Continued)

	At year ended			For year ended
	Units (000s)	Unit Value Lowest—Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest—Highest	Total Return*** Lowest—Highest
	Prudential High Yield Bond Portfolio
December 31, 2004	230	$12.68 to $12.77	$2,920	6.71%	0.85% to 1.00%	9.22% to 9.43%
December 31, 2003	261	$11.61 to $11.67	$3,037	9.27%	0.85% to 1.00%	23.77% to 23.89%
December 31, 2002	155	$9.28 to $9.42	$1,456	18.21%	0.85% to 1.20%	0.54% to 0.65%
December 31, 2001	100	$9.22 to $9.36	$936	12.70%	0.85% to 1.20%	-1.81 to -1.16%

	Prudential Stock Index Portfolio
December 31, 2004	1,749	$13.10 to $13.54	$23,006	1.50%	0.85% to 1.00%	9.35% to 9.55%
December 31, 2003	1,917	$11.98 to $12.36	$23,077	1.59%	0.85% to 1.00%	26.91% to 27.03%
December 31, 2002	1,789	$9.34 to $9.73	$16,952	1.43%	0.85% to 1.20%	-23.19% to -22.84%
December 31, 2001	1,614	$12.25 to $12.61	$19,842	1.10%	0.85% to 1.20%	-13.03% to -12.79%

	Prudential Value Portfolio
December 31, 2004	412	$14.13 to $14.23	$5,831	1.39%	0.85% to 1.00%	15.16% to 15.32%
December 31, 2003	363	$12.27 to $12.34	$4,461	1.79%	0.85% to 1.00%	26.89% to 27.09%
December 31, 2002	304	$9.57 to $9.71	$2,941	0.76%	0.85% to 1.20%	-23.38% to -22.69%
December 31, 2001	238	$12.49 to $12.56	$2,981	1.68%	0.85% to 1.20%	-3.20% to -2.86%

	Prudential Equity Portfolio
December 31, 2004	1,278	$11.97 to $12.06	$15,300	1.23%	0.85% to 1.00%	8.82% to 9.04%
December 31, 2003	1,370	$11.00 to $11.06	$15,075	1.07%	0.85% to 1.00%	30.33% to 30.58%
December 31, 2002	1,464	$8.35 to $8.47	$12,355	0.95%	0.85% to 1.20%	-23.35% to -23.00%
December 31, 2001	1,541	$10.98 to $11.00	$16,919	0.89%	0.85% to 1.20%	-12.51% to -12.00%

	Prudential Jennison Portfolio
December 31, 2004	1,541	$11.98 to $12.07	$18,498	0.47%	0.85% to 1.00%	8.51% to 8.74%
December 31, 2003	1,699	$11.04 to $11.10	$18,789	0.29%	0.85% to 1.00%	28.97% to 29.07%
December 31, 2002	1,489	$8.47 to $8.60	$12,766	0.24%	0.85% to 1.20%	-31.82% to -31.47%
December 31, 2001	1,210	$12.52 to $12.59	$15,157	0.14%	0.85% to 1.20%	-19.07% to -18.56%

	Prudential Global Portfolio
December 31, 2004	286	$11.54 to $11.62	$3,299	1.00%	0.85% to 1.00%	8.46% to 8.60%
December 31, 2003	309	$10.64 to $10.70	$3,285	0.36%	0.85% to 1.00%	32.83% to 32.92%
December 31, 2002	290	$7.93 to $8.05	$2,325	1.10%	0.85% to 1.20%	-26.23% to -25.74%
December 31, 2001	288	$10.75 to $10.84	$3,113	0.36%	0.85% to 1.20%	-18.48% to -18.31%

	AIM V.I. Core Equity Fund
December 31, 2004	660	$11.81 to $11.90	$7,807	0.85%	0.85% to 1.00%	7.85% to 8.08%
December 31, 2003	743	$10.95 to $11.01	$8,151	1.09%	0.85% to 1.00%	23.17% to 23.43%
December 31, 2002	701	$8.79 to $8.92	$6,237	0.34%	0.85% to 1.20%	-16.65% to -16.32%
December 31, 2001	658	$10.63 to $10.67	$7,002	0.06%	0.85% to 1.20%	-23.83% to -23.47%

	AIM V.I. Premier Equity Fund
December 31, 2004	699	$10.93 to $11.01	$7,642	0.41%	0.85% to 1.00%	4.69% to 4.96%
December 31, 2003	784	$10.44 to $10.49	$8,192	0.34%	0.85% to 1.00%	23.84% to 24.00%
December 31, 2002	745	$8.34 to $8.46	$6,283	0.43%	0.85% to 1.20%	-31.23% to -30.88%
December 31, 2001	673	$12.20 to $12.24	$8,217	0.09%	0.85% to 1.20%	-13.48% to -13.21%

	Janus Aspen Large Cap Growth Portfolio
December 31, 2004	1,378	$11.77 to $11.85	$16,245	0.13%	0.85% to 1.00%	3.52% to 3.58%
December 31, 2003	1,560	$11.37 to $11.44	$17,772	0.10%	0.85% to 1.00%	30.39% to 30.74%
December 31, 2002	1,480	$8.62 to $8.75	$12,919	0.00%	0.85% to 1.20%	-27.49% to -27.14%
December 31, 2001	1,386	$11.98 to $12.02	$16,615	0.18%	0.85% to 1.20%	-25.65% to -25.36%

	Janus Aspen International Growth Portfolio
December 31, 2004	909	$14.51 to $14.61	$13,216	0.84%	0.85% to 1.00%	17.78% to 17.92%
December 31, 2003	1,000	$12.32 to $12.39	$12,333	1.29%	0.85% to 1.00%	33.62% to 33.80%
December 31, 2002	925	$9.12 to $9.26	$8,540	0.92%	0.85% to 1.20%	-26.36% to -26.22%
December 31, 2001	791	$12.38 to $12.55	$9,902	1.29%	0.85% to 1.20%	-24.18% to -23.89%

	MFS Emerging Growth Series
December 31, 2004	818	$11.48 to $11.56	$9,410	0.00%	0.85% to 1.00%	11.89% to 12.02%
December 31, 2003	926	$10.26 to $10.32	$9,522	0.00%	0.85% to 1.00%	28.89% to 29.16%
December 31, 2002	794	$7.87 to $7.99	$6,325	0.00%	0.85% to 1.20%	-35.39% to -34.35%
December 31, 2001	688	$12.14 to $12.18	$8,361	0.00%	0.85% to 1.20%	-34.48% to -34.04%

	MFS Research Series
December 31, 2004	196	$11.29 to $11.37	$2,216	0.99%	0.85% to 1.00%	14.74% to 14.85%
December 31, 2003	214	$9.84 to $9.90	$2,109	0.67%	0.85% to 1.00%	23.46% to 23.75%
December 31, 2002	194	$7.88 to $8.00	$1,549	0.26%	0.85% to 1.20%	-25.50% to -25.16%
December 31, 2001	174	$10.67 to $10.69	$1,852	0.02%	0.85% to 1.20%	-22.20% to -21.97%

A17

Note 7: Financial Highlights (Continued)

	At year ended			For year ended
	Units (000s)	Unit Value Lowest—Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest—Highest	Total Return*** Lowest—Highest
	OpCap Managed Portfolio
December 31, 2004	237	$ 12.44 to $12.53	$2,958	1.35%	0.85% to 1.00%	9.70% to 9.82%
December 31, 2003	244	$ 11.34 to $11.41	$2,778	1.66%	0.85% to 1.00%	20.51% to 20.74%
December 31, 2002	194	$9.31 to $ 9.45	$1,832	1.74%	0.85% to 1.20%	-17.96% to -17.61%
December 31, 2001	159	$ 11.40 to $11.47	$1,816	1.82%	0.85% to 1.20%	-6.12% to -5.67%

	OpCap Small Cap Portfolio
December 31, 2004	616	$ 17.50 to $17.62	$10,816	0.04%	0.85% to 1.00%	16.74% to 16.84%
December 31, 2003	579	$ 14.99 to $15.08	$8,699	0.05%	0.85% to 1.00%	41.28% to 41.46%
December 31, 2002	445	$ 10.50 to $10.66	$4,735	0.06%	0.85% to 1.20%	-22.65% to -22.30%
December 31, 2001	251	$ 13.64 to $13.72	$3,443	0.56%	0.85% to 1.20%	7.09% to 7.44%

	T. Rowe Price Equity Income Portfolio
December 31, 2004	990	$ 15.99 to $16.10	$15,895	1.48%	0.85% to 1.00%	13.81% to 13.94%
December 31, 2003	888	$ 14.05 to $14.13	$12,525	1.86%	0.85% to 1.00%	24.23% to 24.38%
December 31, 2002	647	$ 11.19 to $11.36	$7,335	1.79%	0.85% to 1.20%	-14.15% to -13.81%
December 31, 2001	333	$ 13.10 to $13.18	$4,389	1.60%	0.85% to 1.20%	0.25% to 0.61%

	T. Rowe Price International Stock Portfolio
December 31, 2004	119	$9.97 to $ 10.04	$1,187	1.02%	0.85% to 1.00%	12.66% to 12.81%
December 31, 2003	109	$8.85 to $ 8.90	$962	1.49%	0.85% to 1.00%	29.20% to 29.36%
December 31, 2002	89	$6.77 to $ 6.88	$607	1.12%	0.85% to 1.20%	-19.03% to -18.92%
December 31, 2001	59	$8.35 to $ 8.49	$500	2.26%	0.85% to 1.20%	-23.22% to -22.81%

	Credit Suisse Global Small Cap Portfolio
December 31, 2004	401	$ 10.86 to $10.94	$4,368	0.00%	0.85% to 1.00%	16.77% to 17.01%
December 31, 2003	448	$9.30 to $ 9.35	$4,182	0.00%	0.85% to 1.00%	46.23% to 46.32%
December 31, 2002	357	$6.29 to $ 6.39	$2,273	0.00%	0.85% to 1.20%	-35.00% to -34.66%
December 31, 2001	251	$9.71 to $ 9.78	$2,448	0.00%	0.85% to 1.20%	-29.53% to -29.23%

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality, expense and, administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the year ended December 31, 2004, 2003, 2002 and 2001.

A18

Note 7: Financial Highlights (Continued)

Charges and Expenses

This daily charge at a maximum effective annual rate of 0.85% of the average Subaccount of the Discovery Account is paid to Prudential for administrative expenses. Prudential may reduce the administrative fee if warranted by economies of scale or other pertinent factors. A daily charge at the effective annual rate of 0.15% of the average assets in each Subaccount of the Discovery Account is paid to Prudential for assuming mortality and expense risks under the Contracts. The daily charge is assessed through reduction in unit values.

Annual Account Charge

An additional administrative charge of up to $32, the annual charge, is paid to Prudential on or about the last day of each calendar year and at the time of a full withdrawal. The annual account charge will be prorated for new Participants on a monthly basis for their first year of participation. Generally, the charge will first be made against the Participant Account Value under the guaranteed interest account (if available). If the Participant is not invested in the guaranteed interest account, or if the Participant does not have enough money in such an option to pay the charge, the charge will then be made against any one or of more the Subaccounts in which the Participant is invested. This is represented in the statement of net assets as a payable to Prudential.

Withdrawal Charge

A withdrawal charge is imposed upon the withdrawal of certain purchase payments to compensate Prudential for sales and other marketing expenses. The maximum withdrawal charge is 5% on contributions withdrawn during the first year of participation. The withdrawal charge declines by 1% in each subsequent year until its 0% after the fifth year. No withdrawal charge is imposed upon contributions withdrawn for any reason after five years of participation in a program. In addition, no withdrawal charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer’s retirement arrangement. Further, for all plans other than IRAs, no withdrawal charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contractholder. This charge is assessed through the redemption of units.

A19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of

The Prudential Discovery Select Group Variable Contract Account

and the Board of Directors of

The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the Prudential Discovery Select Group Variable Contract Account at December 31, 2004, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance company of America; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2004 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 25, 2005

A20

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position

December 31, 2004 and 2003 (in millions)

	2004	2003
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2004—$103,681; 2003—$91,015)	$111,039	$98,225
Trading account assets supporting insurance liabilities, at fair value	12,079	—
Other trading account assets, at fair value	907	787
Equity securities, available for sale, at fair value (cost: 2004—$2,130; 2003—$1,816)	2,683	2,378
Commercial loans	20,842	15,659
Policy loans	7,196	7,207
Other long-term investments	3,552	3,216
Short-term investments and other	3,712	6,290

Total investments	162,010	133,762

Cash and cash equivalents	5,049	5,432
Accrued investment income	1,649	1,499
Reinsurance recoverables	33,305	1,021
Deferred policy acquisition costs	5,035	4,933
Other assets	6,900	5,483
Due from parent and affiliates	2,553	4,589
Separate account assets	88,558	80,214

TOTAL ASSETS	$305,059	$236,933

LIABILITIES AND STOCKHOLDER’S EQUITY LIABILITIES
Future policy benefits	$69,252	$67,573
Policyholders’ account balances	59,150	38,886
Unpaid claims and claim adjustment expenses	1,727	1,620
Policyholders’ dividends	4,336	3,769
Reinsurance payables	32,564	317
Securities sold under agreements to repurchase	8,674	8,074
Cash collateral for loaned securities	6,227	5,358
Income taxes payable	2,894	2,474
Short-term debt	2,275	3,578
Long-term debt	2,646	1,656
Other liabilities	7,850	4,984
Due to parent and affiliates	306	484
Separate account liabilities	88,558	80,214

Total liabilities	286,459	218,987

COMMITMENTS AND CONTINGENCIES (See Note 20)

STOCKHOLDER’S EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31, 2004 and 2003)	2	2
Additional paid-in capital	14,604	14,576
Deferred compensation	(29)	(16)
Accumulated other comprehensive income	1,608	2,265
Retained earnings	2,415	1,119

Total stockholder’s equity	18,600	17,946

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$305,059	$236,933

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations

Years Ended December 31, 2004, 2003 and 2002 (in millions)

	2004	2003	2002
REVENUES
Premiums	$7,381	$7,170	$7,243
Policy charges and fee income	1,704	1,533	1,577
Net investment income	7,891	7,521	7,624
Realized investment gains (losses), net	984	480	(1,166)
Other income	1,017	634	625

Total revenues	18,977	17,338	15,903

BENEFITS AND EXPENSES
Policyholders’ benefits	8,740	8,794	8,809
Interest credited to policyholders’ account balances	2,073	1,717	1,749
Dividends to policyholders	2,386	2,474	2,525
General and administrative expenses	3,042	2,757	2,818

Total benefits and expenses	16,241	15,742	15,901

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE	2,736	1,596	2

Income taxes:
Current	514	396	253
Deferred	281	31	(243)

Total income tax expense	795	427	10

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	1,941	1,169	(8)

Income from discontinued operations, net of taxes	7	7	8
Cumulative effective of accounting change, net of taxes	(52)	—	—

NET INCOME	$1,896	$1,176	$—

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Stockholder’s Equity

Years Ended December 31, 2004, 2003 and 2002 (in millions)

					Accumulated Other Comprehensive Income (Loss)
	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Deferred Compensation	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses)	Pension Liability Adjustment	Total Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance, December 31, 2001	$—	$14,716	$48	$—	$(29)	$1,159	$(31)	$1,099	$15,863
Adjustment to destacking dividend	—	(20)	—	—	—	—	—	—	(20)
Dividend to parent	—	(123)	(105)	—	—	—	—	—	(228)
Adjustments to policy credits issued and cash payments to eligible policyholders	—	10	—	—	—	—	—	—	10
Capital contribution from parent	2	—	—	—	—	—	—	—	2
Comprehensive income:
Net income	—	—	—	—	—	—	—	—	—
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	36	—	—	36	36
Change in net unrealized investment gains	—	—	—	—	—	964	—	964	964
Additional pension liability adjustment	—	—	—	—	—	—	(2)	(2)	(2)

Other comprehensive income									998

Total comprehensive income									998

Balance, December 31, 2002	2	14,583	(57)	—	7	2,123	(33)	2,097	16,625
Adjustments to policy credits issued and cash payments to eligible policyholders	—	4	—	—	—	—	—	—	4
Capital contribution from parent	—	19	—	—	—	—	—	—	19
Purchase of fixed maturities from an affiliate	—	(29)	—	—	—	29	—	29	—
Long-term stock-based compensation program	—	(1)	—	(16)	—	—	—	—	(17)
Comprehensive income:
Net income	—	—	1,176	—	—	—	—	—	1,176
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	45	—	—	45	45
Change in net unrealized investment gains	—	—	—	—	—	130	—	130	130
Additional pension liability adjustment	—	—	—	—	—	—	(36)	(36)	(36)

Other comprehensive income									139

Total comprehensive income									1,315

Balance, December 31, 2003	2	14,576	1,119	(16)	52	2,282	(69)	2,265	17,946
Dividend to parent	—	—	(600)	—	—	—	—	—	(600)
Sale of fixed maturities to an affiliate affiliate	—	4	—	—	—	(4)	—	(4)	—
Long-term stock-based compensation program	—	24	—	(13)	—	—	—	—	11
Comprehensive income:
Net income	—	—	1,896	—	—	—	—	—	1,896
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	2	—	—	2	2
Change in net unrealized investment gains	—	—	—	—	—	(712)	—	(712)	(712)
Additional pension liability adjustment	—	—	—	—	—	—	(12)	(12)	(12)
Cumulative effect of accounting change	—	—	—	—	—	69	—	69	69

Other comprehensive loss									(653)

Total comprehensive income									1,243

Balance, December 31, 2004	$2	$14,604	$2,415	$(29)	$54	$1,635	$(81)	$1,608	$18,600

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows

Years Ended December 31, 2004, 2003 and 2002 (in millions)

	2004	2003	2002
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,896	$1,176	$—
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment (gains) losses, net	(984)	(480)	1,166
Policy charges and fee income	(551)	(399)	(396)
Interest credited to policyholders’ account balances	2,073	1,717	1,749
Depreciation and amortization, including premiums and discounts	270	134	131
Change in:
Deferred policy acquisition costs	(10)	(86)	186
Future policy benefits and other insurance liabilities	607	661	1,272
Trading account assets supporting insurance liabilities and other trading account assets	(1,433)	109	(14)
Income taxes payable	584	423	181
Due to/from parent and affiliates	(706)	198	(295)
Other, net	2,233	(2,243)	307

Cash flows from operating activities	3,979	1,210	4,287

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	62,405	40,612	51,022
Equity securities, available for sale	1,859	496	1,228
Commercial loans	3,694	1,945	1,692
Other long-term investments	1,000	811	677
Short-term investments	13,247	15,019	13,754
Payments for the purchase of:
Fixed maturities, available for sale	(72,006)	(41,079)	(58,141)
Equity securities, available for sale	(1,782)	(588)	(2,012)
Commercial loans	(3,596)	(1,973)	(2,122)
Other long-term investments	(615)	(251)	(692)
Short-term investments	(10,379)	(16,557)	(14,430)
Acquisition of subsidiaries, net of cash acquired.	(2,056)	—	—
Due to/from parent and affiliates	1,963	(516)	1,344

Cash flows used in investing activities	(6,266)	(2,081)	(7,680)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	13,725	8,563	7,868
Policyholders’ account withdrawals	(12,375)	(7,692)	(6,068)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	1,469	(1,633)	4,127
Net change in debt (maturities of 90 days or less)	(1,000)	1,797	(1,403)
Proceeds from the issuance of debt (maturities longer than 90 days)	2,507	1,374	994
Repayments of debt (maturities longer than 90 days)	(1,789)	(1,902)	(2,197)
Cash payments to or in respect of eligible policyholders	(1)	(5)	(500)
Capital contribution from parent	—	—	2
Dividend to parent	(600)	—	(228)

Cash flows from financing activities	1,936	502	2,595

Effect of foreign exchange rate changes on cash balances	(32)	8	4

NET DECREASE IN CASH AND CASH EQUIVALENTS	(383)	(361)	(794)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	5,432	5,793	6,587

CASH AND CASH EQUIVALENTS, END OF YEAR	$5,049	$5,432	$5,793

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (received) paid	$(88)	$3	$33

Interest paid	$213	$186	$248

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

1. BUSINESS

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The principal products and services of the Company include individual life insurance, annuities, group insurance and retirement services.

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Prudential Insurance, its majority-owned subsidiaries, as well as variable interest entities in which the Company is considered the primary beneficiary, and those partnerships and joint ventures in which the Company has a majority financial interest, except for those partnerships and joint ventures where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs, valuation of business acquired, investments, future policy benefits, provision for income taxes, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private investments, the fair value is determined typically by using a discounted cash flow model, which considers current market credit spreads for publicly traded issues with similar terms by companies of comparable credit quality, and an additional spread component for the reduced liquidity associated with private placements. This additional spread component is determined based on surveys of various third party financial institutions. Historically, changes in estimated future cash flows or the assessment of an issuer’s credit quality have been the more significant factors in determining fair values. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in a separate component of equity, “Accumulated other comprehensive income (loss).”

Investments for which fair value changes result in changes in experience-rated contractholder liabilities are classified as “trading” and included in “Trading account assets supporting insurance liabilities, at fair value.” All investment results, which include realized and unrealized gains and losses, as well as net investment income for these investments are reported in “Other income.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

“Other trading account assets, at fair value” and securities sold but not yet purchased consist primarily of investments and derivatives used by the Company either in its capacity as a broker-dealer, its operation of hedge portfolios or its use of derivatives for asset and liability management activities. These instruments are carried at fair value. Realized and unrealized gains and losses on other trading account assets, securities sold but not yet purchased and the Company’s investments in its own separate accounts are included in “Other income.”

“Equity securities, available for sale” are comprised of common and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments.

Originated commercial loans are stated at unpaid principal balances, net of unamortized discounts and an allowance for losses. Interest income, including the amortization of the related discounts, is included in “Net investment income.” In connection with an acquisition, commercial loans are recorded at fair value when acquired, with any premium or discount amortized over the remaining lives of the loans and included in “Net investment income.” The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan’s effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management’s judgment as to the collectibility of principal. Management discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company’s past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized principally by U.S. government and government agency securities. Securities borrowed or loaned are collateralized principally by cash or U.S. government securities. For securities repurchase agreements and securities loaned transactions used to generate income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the general account, insurance and broker-dealer subsidiaries used to generate income are reported as “Net investment income,” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within our mortgage banking, derivative dealer and hedge portfolio operations are reported in “Other income.”

Securities borrowed and securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned transactions, the Company obtains collateral in an amount equal to

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities borrowed and loaned on a daily basis with additional collateral obtained or provided as necessary. Substantially all of the Company’s securities borrowed transactions are with brokers and dealers, commercial banks and institutional clients. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities borrowed transactions are reported as “Net investment income.” Income and expenses associated with securities loaned transactions used to generate income are generally reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company’s own separate accounts, which are carried at estimated fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s net income from investments in joint ventures and partnerships is generally included in “Net investment income.”

Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate and impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.”

Short-term investments consists of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost which, because of their short term, approximates fair value. “Short-term investments and other” also include securities purchased under agreements to resell.

Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in “Realized investment gains (losses), net.” In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months) of the decline; (2) the reasons for the decline in value (credit event, interest related or market fluctuation); (3) the Company’s ability and intent to hold the investment for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. Provisions for losses on commercial loans are included in “Realized investment gains (losses), net.”

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with maturities of three months or less when purchased.

Reinsurance Recoverables and Payables

Reinsurance recoverables and payables primarily include receivables and corresponding payables associated with the modified coinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA Corporation (“CIGNA”). The reinsurance recoverables and the reinsurance payables associated with this acquisition are each $32.2 billion at December 31, 2004. See Note 4 for additional information about these arrangements. The remaining amounts relate to reinsurance ceded and assumed arrangements entered into by the Company.

Deferred Policy Acquisition Costs

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

underwriting, and variable field office expenses. Deferred policy acquisition costs (“DAC”) are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

For participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is evaluated regularly. The average rate per annum of assumed future investment yield used in estimating expected gross margins was 7.35% at December 31, 2004 and gradually increases to 8.06% for periods after December 31, 2031. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 7 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized over the expected life of the contracts in proportion to gross premiums.

The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense an estimate of the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

For group annuity defined contribution contracts and funding agreement notes, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to estimated gross profits. For group and individual long-term care contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to gross premiums. For other group life and disability insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

Separate Account Assets and Liabilities

Separate account assets and liabilities are reported at fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 9 for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Other income.”

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, property and equipment, trade receivables, goodwill, valuation of business acquired (described below), receivables resulting from sales of securities that had not yet settled at the balance sheet date, and certain restricted assets. Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of employee benefit liabilities, payables resulting from purchases of securities that had not yet settled at the balance sheet date, securities sold but not yet purchased and trade payables.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

As a result of the acquisition of the retirement business of CIGNA and the application of purchase accounting, the Company reports a financial asset representing the valuation of business acquired (“VOBA”). VOBA represents the present value of future profits embedded in acquired investment-type contracts. VOBA is determined by estimating the net present value of future cash flows from the contracts in force at the date of acquisition. Future positive cash flows include investment spreads, and fees and other charges assessed to the contracts for as long as they remain in force, while future negative cash flows include costs to administer the contracts and taxes. Contract balances, from which the cash flows arise, are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. VOBA is further explicitly adjusted to reflect the cost associated with the capital invested in the business. The Company amortizes VOBA over the effective life of the acquired contracts. VOBA is amortized in proportion to estimated gross profits arising principally from fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The effect of changes in estimated gross profits on unamortized VOBA is reflected in “General and administrative expenses” in the period such estimates of expected future profits are revised.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than traditional participating life insurance, and annuity products, expected mortality is generally based on the Company’s historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 9.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits plus interest credited less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities.

Unpaid Claims and Claims Adjustments Expenses

The Company does not establish loss reserves until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred, but have not yet been reported (“IBNR”) as of the balance sheet date. These IBNR estimates, and estimates of the amounts of loss the Company will ultimately incur on reported claims, which are based in part on historical experience, are adjusted as appropriate to reflect actual claims experience. When actual experience differs from the previous estimate, the resulting difference will be included in the reported results for the period of the change in estimate in the “Policyholders’ benefits” caption. On an ongoing basis, trends in actual experience are a significant factor in the determination of claim reserve levels.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block (see Note 10 for a description of the Closed Block) established in connection with the Company’s demutualization. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from life insurance policies, excluding interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when received. Benefits are recorded as an expense when they are incurred. When premiums are due over a significantly shorter period than the period over which benefits are provided, a liability for future policy benefits is recorded when premiums are recognized using the net level premium method and any gross premium in excess of the net premium is deferred and recognized into income in a constant relationship to the amount of expected future policy benefit payments.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. These contracts are discussed in further detail in Note 9. Also as more fully discussed in Note 9, the liability for the guaranteed minimum death benefit under these contracts is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of death benefits in excess of the account balance.

Amounts received as payment for interest-sensitive life contracts, deferred annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income,” or as a reduction of “Interest credited to policyholders’ account balances,” and consist primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of DAC.

For group life and disability insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign Currency Translation Adjustments

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in “Accumulated other comprehensive income (loss).”

Other Income

Other income principally include asset management fees which are recognized in the period in which the services are performed. Realized and unrealized gains and net investment income from investments classified as “Trading account assets supporting insurance liabilities” and “Other trading account assets” are also included in “Other income.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities or commodities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used in a non-dealer capacity in our insurance, investment and other operations to manage the characteristics of the Company’s asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities and to mitigate the risk of a diminution, upon translation to U.S. dollars of net investments in foreign operations resulting from unfavorable changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are also used in a derivative dealer capacity to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities . Realized and unrealized changes in fair value of derivatives used in dealer related operations are included in “Other income” in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives are recorded either as assets, within “Other trading account assets,” “Other assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities.” As discussed in detail below and in Note 19, all realized and unrealized changes in fair value of non-dealer related derivatives, with the exception of the effective unrealized portion of cash flow hedges and effective hedges of net investments in foreign operations, are recorded in current earnings. Cash flows from these derivatives are reported in the operating or investing activities section in the Consolidated Statements of Cash Flows.

For non-dealer related derivatives the Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion of adjusting the derivative to fair value is recorded in “Realized investment gains (losses), net.”

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency, hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded in either current period earnings or “Accumulated other comprehensive income (loss),” depending on whether the hedge transaction is a fair value hedge (e.g., a hedge of a firm commitment that is to be settled in a foreign currency) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss).”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.”

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

Income Taxes

The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial that includes both life insurance companies and non-life insurance companies. Subsidiaries operating outside the U.S. are taxed, and income tax expense is recorded, based on applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

In December 2004, the Financial Accounting Standards Board “FASB” issued SFAS No. 123R, “Share-Based Payment”, which replaces FASB Statement No. 123, “Accounting for Stock-Based Compensation.” SFAS 123R requires all entities to apply the fair-value-based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans. Under this method, compensation costs of awards to employees, such as stock options, are measured at fair value and expensed over the period during which an employee is required to provide service

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

in exchange for the award (the vesting period). Prudential Financial had previously adopted the fair value recognition provisions of the original SFAS 123, prospectively for all new stock options issued to employees on or after January 1, 2003. The effective date for SFAS 123R is interim and annual periods beginning after June 15, 2005. Prudential Financial will adopt the fair value recognition provisions of this statement on July 1, 2005 for those awards issued prior to January 1, 2003. By that date, the unvested stock options issued prior to January 1, 2003 will be recognized over the remaining vesting period of approximately six months.

In March 2004, the EITF of the FASB reached a final consensus on Issue 03-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments.” This Issue establishes impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company’s policy is generally to record income only as cash is received following an impairment of a debt security. In September 2004, the FASB issued FASB Staff Position (“FSP”) EITF 03-1-1, which defers the effective date of a substantial portion of EITF 03-1, from the third quarter of 2004, as originally required by the EITF, until such time as FASB issues further implementation guidance, which is expected sometime in 2005. The Company will continue to monitor developments concerning this Issue and is currently unable to estimate the potential effects of implementing EITF 03-1 on the Company’s consolidated financial position or results of operations.

In January 2004 and May 2004, the FASB issued FSP 106-1 and 106-2, each of which is entitled “Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement, and Modernization Act of 2003,” respectively. See Note 14 for details regarding the adoption of these pronouncements.

In December 2003, the FASB issued FIN No. 46(R), “Consolidation of Variable Interest Entities,” which revised the original FIN No. 46 guidance issued in January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities (“VIEs”), should be consolidated in a company’s financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns. On December 31, 2003, the Company adopted FIN No. 46(R) for all special purpose entities (“SPEs”) and for relationships with all VIEs that began on or after February 1, 2003. On March 31, 2004, the Company implemented FIN No. 46(R) for relationships with potential VIEs that are not SPEs. The transition to FIN No. 46(R) did not have a material effect on the Company’s consolidated financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued Statement of Position (“SOP”) 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.” AcSEC issued this SOP to address the need for interpretive guidance in three areas: separate account presentation and valuation; the classification and valuation of certain long-duration contract liabilities; and the accounting recognition given sales inducements (bonus interest, bonus credits and persistency bonuses).

The Company adopted SOP 03-1 effective January 1, 2004. One element of this guidance addressed the accounting for liabilities related to insurance products that provide contractholders with a return based on a contractually referenced pool of investments. Effective with the adoption of SOP 03-1, the contractholder liabilities associated with these products are required to be adjusted for changes in the fair value of the related pool of investments. These products pass the economics related to the referenced pool of investments to the contractholder.

The effect of adopting SOP 03-1 was a charge of $52 million, net of $29 million of taxes, which was reported as a “Cumulative effect of accounting change, net of taxes” in the results of operations for the year ended December 31, 2004. This charge reflects the net impact of converting a large group annuity contract from separate account accounting treatment to general account accounting treatment and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company’s variable annuity and variable life contracts. The Company also recognized a cumulative effect of accounting change related to unrealized investment gains within “Other comprehensive income, net of taxes” of $69 million, net of $40 million of taxes, for the year ended December 31, 2004. Upon adoption of SOP 03-1, $868 million in “Separate account assets” were reclassified resulting in an increase in “Fixed maturities, available for sale” as well as changes in other non-separate account assets. Similarly, upon adoption $868 million in “Separate account liabilities” were reclassified resulting in increases in “Policyholders’ account balances” and “Future policy benefits,” as well as changes in other non-separate account liabilities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In June 2004, the FASB issued FSP No. 97-1, “Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability.” FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company’s adoption of FSP 97-1 on July 1, 2004 did not change the accounting for unearned revenue liabilities and, therefore, had no impact on the Company’s consolidated financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice Aid (“TPA”) to clarify certain aspects of SOP 03-1. The implementation of this TPA during the third quarter of 2004 had no impact on the Company’s consolidated financial position or results of operations.

In April 2003, the FASB issued Statement No. 133 Implementation Issue No. B36, “Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments.” Implementation Issue No. B36 indicates that a modified coinsurance arrangement (“modco”), in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company’s return on certain of its investments, generally contains an embedded derivative feature that is not clearly and closely related to the host contract and should be bifurcated in accordance with the provisions of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” Effective October 1, 2003, the Company adopted the guidance prospectively for existing contracts and all future transactions. As permitted by SFAS No. 133, all contracts entered into prior to January 1, 1999, were grandfathered and are exempt from the provisions of SFAS No. 133 that relate to embedded derivatives. The application of Implementation Issue No. B36 in 2003 had no impact on the consolidated financial position or results of operations of the Company.

In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity.” SFAS No. 150 generally applies to instruments that are mandatorily redeemable, that represent obligations that will be settled with a variable number of company shares, or that represent an obligation to purchase a fixed number of company shares. For instruments within its scope, the statement requires classification as a liability with initial measurement at fair value. Subsequent measurement depends upon the certainty of the terms of the settlement (such as amount and timing) and whether the obligation will be settled by a transfer of assets or by issuance of a fixed or variable number of equity shares. The Company’s adoption of SFAS No. 150, as of July 1, 2003, did not have a material effect on the Company’s consolidated financial position or results of operations.

In July 2002, the FASB issued SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities.” SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company’s commitment to a restructuring plan. The Company has adopted this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued FIN No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.” FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation’s guidance did not have a material effect on the Company’s financial position.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

3. DISCONTINUED OPERATIONS

Results of operations of discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2004	2003	2002
	(in millions)
Web-based workplace distribution of voluntary benefits (a)	$—	$—	$(58)
Healthcare operations (b)	6	11	71
Other	—	—	—

Income from discontinued operations before income taxes	6	11	13
Income tax expense (benefit)	(1)	4	5

Income from discontinued operations, net of taxes	$7	$7	$8

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $7 million and $48 million, respectively, at December 31, 2004, and $24 million and $56 million, respectively, at December 31, 2003.

(a)	In the third quarter of 2002, the Company discontinued its web-based business for the workplace distribution of voluntary benefits. The loss for the year ended December 31, 2002 includes a pre-tax impairment charge of $32 million on the Company’s investment in a vendor of that distribution platform, as well as a pre-tax charge of $7 million related to severance and contract termination costs.

(b)	The sale of the Company’s healthcare business to Aetna was completed in 1999. The loss the Company previously recorded upon the disposal of its healthcare business was reduced in each of the years ended December 31, 2004, 2003 and 2002. The reductions were primarily the result of favorable resolution of certain legal, regulatory and contractual matters. Although the Company no longer issues or renews healthcare policies, it was required to issue and renew policies for specified periods of time after the closing date, in order to provide for uninterrupted operation and growth of the business that Aetna acquired. All such policies were 100% coinsured by Aetna.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment. It is possible that such adjustments might be material to future results of operations of a particular quarterly or annual period.

4. ACQUISITION

Acquisition of CIGNA Corporation’s Retirement Business

On April 1, 2004, the Company purchased the retirement business of CIGNA for $2.103 billion, including $2.083 billion of cash consideration and $20 million of transaction costs. The assets acquired and liabilities assumed and the results of operations have been included in the Company’s consolidated financial statements as of that date. The acquisition of this business included the purchase by the Company of all the shares of CIGNA Life Insurance Company (“CIGNA Life”), which became an indirect wholly owned subsidiary of the Company. Prior to the acquisition, CIGNA Life entered into reinsurance arrangements with CIGNA to effect the transfer of the retirement business included in the transaction to CIGNA Life. Subsequent to its acquisition, the Company changed the name of CIGNA Life to Prudential Retirement Insurance and Annuity Company (“PRIAC”).

The reinsurance arrangements between PRIAC and CIGNA include coinsurance-with-assumption, modified-coinsurance-with-assumption, and modified-coinsurance-without-assumption.

The coinsurance-with-assumption arrangement applies to the acquired general account defined contribution and defined benefit plan contracts. Prior to the acquisition, CIGNA Life assumed from CIGNA all of the insurance liabilities associated with these contracts, totaling $15.9 billion, and received from CIGNA the related investments. PRIAC has established a trust account for the benefit of CIGNA to secure its obligations to CIGNA under the coinsurance agreement. The Company is in the process of requesting the pension plan customers to agree to substitute PRIAC for CIGNA in their respective contracts, and expects this process to be substantially complete by the end of 2005.

The modified-coinsurance-with-assumption arrangements apply to the majority of separate account contracts, and the general account defined benefit guaranteed-cost contracts acquired. Under the modified coinsurance arrangement associated with the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

separate account contracts, CIGNA retains the separate account and other assets as well as the related separate account and other liabilities until the agreed upon dates of asset transfer but, beginning on the date of acquisition, cedes all of the net profits or losses and related net cash flows associated with the contracts to PRIAC. At the date of acquisition, the statement of financial position for PRIAC includes a reinsurance receivable of $32.4 billion and reinsurance payable of $32.4 billion established under these modified coinsurance arrangements and reflected in “Reinsurance recoverables” and “Reinsurance payables,” respectively. At the agreed upon dates of asset transfer, PRIAC will assume the separate account and other insurance liabilities and concurrently will receive from CIGNA the associated separate account and other assets. The Company expects the assumption of these liabilities and the concurrent asset transfer to be substantially complete by early 2005.

The modified-coinsurance-with-assumption arrangement associated with the general account defined benefit guaranteed-cost contracts is similar to the arrangement associated with the separate account contracts; however, beginning two years after the acquisition, the Company may commute this modified coinsurance arrangement in exchange for cash consideration from CIGNA, at which time PRIAC would no longer have a related liability and the defined benefit guaranteed cost contracts would remain with CIGNA. If PRIAC does not commute the modified coinsurance arrangement, this arrangement will convert to a coinsurance-with-assumption arrangement. After the conversion, this coinsurance arrangement will be similar to the arrangement associated with the defined contribution and defined benefit pension plan contracts described above. At the date of acquisition, PRIAC established a reinsurance receivable of $1.8 billion and a reinsurance payable of $1.8 billion under the modified coinsurance arrangement, which are reflected in “Reinsurance recoverables” and “Reinsurance payables,” respectively. The net profits earned by PRIAC during the two-year period that the modified coinsurance arrangement is in effect are included in “Other income.”

The modified-coinsurance-without-assumption arrangement applies to the remaining separate account contracts acquired and is similar to the modified coinsurance arrangement associated with the separate account contracts described above; however, CIGNA will retain the separate account and other assets and the related liabilities while ceding the net profits or losses and the associated net cash flows to PRIAC for the remaining lives of the contracts. At the date of acquisition, PRIAC established a reinsurance receivable of $1.0 billion and a reinsurance payable of $1.0 billion for this modified coinsurance arrangement, which are reflected in “Reinsurance recoverables” and “Reinsurance payables,” respectively.

The following table presents an allocation of the purchase price to assets acquired and liabilities assumed:

(in millions)
Total invested assets at fair value (1)	$16,927
Cash and cash equivalents	44
Accrued investment income	180
Valuation of business acquired (“VOBA”)	423
Goodwill	564
Reinsurance recoverable(2)	35,184
Other assets	196
Separate account assets	25

Total assets acquired	53,543
Future policy benefits – assumed	(9)
Policyholders’ account balances – assumed	(15,871)
Reinsurance payable (2)	(35,184)
Other liabilities	(351)
Separate account liabilities	(25)

Total liabilities assumed	(51,440)

Net assets acquired	$2,103

(1)	Total invested assets include $11.1 billion of “Trading account assets supporting insurance liabilities,” which is primarily comprised of fixed maturities.
(2)	The reinsurance recoverable and reinsurance payable amounts represent amounts receivable and payable under the modified coinsurance arrangements described above.

Goodwill is the excess of the cost of an acquired entity over the net amounts assigned to assets acquired and liabilities assumed. Goodwill resulting from the acquisition of CIGNA’s retirement business amounted to $564 million, of which the Company currently estimates 100% to be deductible for tax purposes. In accordance with GAAP, goodwill will not be amortized but rather will be tested at least annually for impairment.

The following supplemental information presents selected unaudited pro forma information for the Company assuming the acquisition had occurred as of January 1, 2003. This pro forma information does not purport to represent what the Company’s actual results of operations would have been if the acquisition had occurred as of the dates indicated or what such results would be for any future periods.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Years ended December 31,
	2004	2003
	(in millions, except per share data, unaudited)
Total revenues	$19,513	$18,968
Income from continuing operations before cumulative effect of accounting change	$1,964	$1,390
Net income	$1,784	$1,397

5. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) at December 31,

	2004
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$5,775	$618	$2	$6,391
Obligations of U.S. states and their political subdivisions	2,133	245	4	2,374
Foreign government bonds	2,930	494	2	3,422
Corporate securities	83,475	5,962	130	89,307
Mortgage-backed securities	9,368	186	9	9,545

Total fixed maturities, available for sale	$103,681	$7,505	$147	$111,039

Equity securities, available for sale	$2,130	$608	$55	$2,683

	2003
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$6,911	$438	$30	$7,319
Obligations of U.S. states and their political subdivisions	1,649	178	7	1,820
Foreign government bonds	2,707	472	4	3,175
Corporate securities	76,395	6,242	185	82,452
Mortgage-backed securities	3,353	113	7	3,459

Total fixed maturities, available for sale	$91,015	$7,443	$233	$98,225

Equity securities, available for sale	$1,816	$614	$52	$2,378

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2004, is as follows:

	Available for Sale
	Amortized Cost	Fair Value
	(in millions)
Due in one year or less	$7,029	$7,117
Due after one year through five years	29,970	31,481
Due after five years through ten years	25,217	27,324
Due after ten years	32,097	35,572
Mortgage-backed securities	9,368	9,545

Total	$103,681	$111,039

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The following table depicts the source of fixed maturity proceeds and related gross investment gains (losses) on trades and prepayments and losses on impairments of both fixed maturities and equity securities:

	2004	2003	2002
	(in millions)
Fixed maturities – available for sale:
Proceeds from sales	$50,591	$29,701	$39,417
Proceeds from maturities/repayments	11,814	10,911	11,605
Gross investment gains from sales and prepayments	873	881	1,158
Gross investment losses from sales	(268)	(286)	(1,213)

Fixed maturity and equity security impairments:
Write-downs for impairments of fixed maturities	$(105)	$(327)	$(664)
Write-downs for impairments of equity securities	(11)	(68)	(194)

Trading Account Assets Supporting Insurance Liabilities

“Trading account assets supporting insurance liabilities” is comprised of investments that support experience-rated contracts of the Company’s retirement business. These assets are classified as trading and are carried at fair value. All investment results, which include realized and unrealized gains and losses, as well as net investment income, for these investments are reported in “Other income.” The following table sets forth the composition of “Trading account assets supporting insurance liabilities” at December 31,

	2004		2003
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)		(in millions)
Short-term investments, cash and cash equivalents	$949	$949	$—	$—

Fixed maturities:
U.S. government corporations and agencies and obligations of U.S. states	265	263	—	—
Foreign government bonds	122	120	—	—
Corporate securities	9,361	9,256	—	—
Mortgage-backed securities	1,494	1,491	—	—

Total fixed maturities	11,242	11,130	—	—

Total trading account assets supporting insurance liabilities	$12,191	$12,079	$—	$—

At December 31, 2004, 65% of the portfolio was comprised of publicly traded securities. As of December 31, 2004, 97% of the fixed maturity portion of the portfolio was investment grade investments. The change in the net holding gain or loss in these securities during the year ended December 31, 2004 was a loss of $112 million.

Commercial Loans

The Company’s commercial loans are as follows at December 31,

	2004		2003
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Collateralized loans by property type
Office buildings	$4,713	22.5%	$3,353	21.2%
Retail stores	2,904	13.9%	1,739	11.0%
Residential properties	33	0.2%	52	0.3%
Apartment complexes	5,165	24.6%	4,640	29.4%
Industrial buildings	4,790	22.8%	3,379	21.4%
Agricultural properties	1,786	8.5%	1,864	11.8%
Other	1,581	7.5%	764	4.9%

Subtotal of collateralized loans	20,972	100.0%	15,791	100.0%

Valuation allowance	(130)		(132)

Total collateralized loans	$20,842		$15,659

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The commercial loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (27%) and New York (10%) at December 31, 2004.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

	2004	2003	2002
	(in millions)
Allowance for losses, beginning of year	$132	$172	$202
Release of allowance for losses	—	(35)	(1)
Charge-offs, net of recoveries	(2)	(5)	(29)

Allowance for losses, end of year	$130	$132	$172

Non-performing commercial loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

	2004	2003
	(in millions)
Non-performing commercial loans with allowance for losses	$106	$43
Non-performing commercial loans with no allowance for losses	118	121
Allowance for losses, end of year	(35)	(7)

Net carrying value of non-performing commercial loans	$189	$157

Non-performing commercial loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $197 million, $202 million and $316 million for 2004, 2003 and 2002, respectively. Net investment income recognized on these loans totaled $17 million, $12 million and $23 million for the years ended December 31, 2004, 2003 and 2002, respectively.

Other Long-term Investments

“Other long-term investments” are comprised as follows:

	2004	2003
	(in millions)
Joint venture and limited partnerships:
Real estate related	$506	$364
Non real estate related	940	954

Total joint venture and limited partnerships	1,446	1,318

Real estate held through direct ownership	230	119
Separate accounts	1,361	1,273
Other	515	506

Total other long-term investments	$3,552	$3,216

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Equity Method Investments

Summarized combined financial information for joint ventures and limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater, is as follows:

	At December 31,
	2004	2003
	(in millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate	$1,061	$1,320
Investments in securities	7,331	4,257
Cash and cash equivalents	152	86
Other assets	7,272	2,494

Total assets	$15,816	$8,157

Borrowed funds-third party	$216	$934
Borrowed funds-Prudential Insurance	12	—
Other liabilities	10,747	3,767

Total liabilities	10,975	4,701
Partners’ capital	4,841	3,456

Total liabilities and partners’ capital	$15,816	$8,157

Equity in partners’ capital included above	$1,035	$808
Equity in limited partnership interests not included above	411	510

Carrying value	$1,446	$1,318

	Years ended December 31,
	2004	2003	2002
	(in millions)
STATEMENTS OF OPERATIONS
Income from real estate investments	$142	$233	$140
Income from securities investments	456	337	126
Interest expense-third party	(14)	(63)	(63)
Other expenses	(292)	(215)	(159)

Net earnings	$292	$292	$44

Equity in net earnings included above	$98	$65	$5
Equity in net earnings of limited partnership interests not included above	142	41	12

Total equity in net earnings	$240	$106	$17

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2004	2003	2002
	(in millions)
Fixed maturities, available for sale	$5,900	$5,736	$5,849
Equity securities, available for sale	61	42	57
Commercial loans	1,377	1,215	1,244
Policy loans	426	470	510
Short-term investments and cash equivalents	142	145	267
Other investment income	454	330	170

Gross investment income	8,360	7,938	8,097
Less investment expenses	(469)	(417)	(473)

Net investment income	$7,891	$7,521	$7,624

Based on the carrying value, assets categorized as “non-income producing” at December 31, 2004 included in fixed maturities and commercial loans totaled $80 million and $3 million, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2004	2003	2002
	(in millions)
Fixed maturities	$500	$268	$(719)
Equity securities, available for sale	391	(2)	(155)
Commercial loans	(11)	58	10
Investment real estate	51	(3)	—
Joint ventures and limited partnerships	64	88	11
Derivatives	(9)	7	(292)
Other	(2)	64	(21)

Realized investment gains (losses), net	$984	$480	$(1,166)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss).” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the years ended December 31, are as follows:

	Net Unrealized Gains (Losses) On Investments	Deferred Policy Acquisition Costs	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2001	$2,255	$(317)	$(77)	$—	$(702)	$1,159
Net investment gains (losses) on investments arising during the period	3,231	—	—	—	(1,162)	2,069
Reclassification adjustment for (gains) losses included in net income	844	—	—	—	(303)	541
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	(195)	—	—	70	(125)
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	(772)	—	278	(494)
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	(1,606)	579	(1,027)

Balance, December 31, 2002	6,330	(512)	(849)	(1,606)	(1,240)	2,123
Net investment gains (losses) on investments arising during the period	1,625	—	—	—	(542)	1,083
Reclassification adjustment for (gains) losses included in net income	(289)	—	—	—	96	(193)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	106	—	—	(38)	68
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	(456)	—	164	(292)
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	(837)	301	(536)
Purchase of fixed maturities from an affiliate	45	—	—	—	(16)	29

Balance, December 31, 2003	7,711	(406)	(1,305)	(2,443)	(1,275)	2,282
Net investment gains (losses) on investments arising during the period	805	—	—	—	(198)	607
Reclassification adjustment for (gains) losses included in net income	(851)	—	—	—	298	(553)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	88	—	—	(34)	54
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	(506)	—	164	(342)
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	(698)	220	(478)
Sale of fixed maturities to an affiliate	(7)	—	—	—	3	(4)
Cumulative effect of accounting change	130	(21)	—	—	(40)	69

Balance, December 31, 2004	$7,788	$(339)	$(1,811)	$(3,141)	$(862)	$1,635

The table below presents unrealized gains (losses) on investments by asset class at December 31,

	2004	2003	2002
	(in millions)
Fixed maturities	$7,358	$7,210	$6,373
Equity securities	553	562	4
Other investments	(123)	(61)	(47)

Net unrealized gains on investments	$7,788	$7,711	$6,330

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31:

	2004
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$428	$2	$4	$—	$432	$2
Obligations of U.S. states and their political subdivisions	371	2	86	2	457	4
Foreign government bonds	131	1	21	1	152	2
Corporate securities	12,135	111	572	19	12,707	130
Mortgage-backed securities	1,564	8	86	1	1,650	9

Total	$14,629	$124	$769	$23	$15,398	$147

	2003
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$1,581	$33	$—	$—	$1,581	$33
Obligations of U.S. states and their political subdivisions	134	7	2	—	136	7
Foreign government bonds	180	3	35	1	215	4
Corporate securities	6,731	145	1,040	37	7,771	182
Mortgage-backed securities	823	7	—	—	823	7

Total	$9,449	$195	$1,077	$38	$10,526	$233

At December 31, 2004, gross unrealized losses on fixed maturities were $147 million, compared to $233 million at December 31, 2003. The gross unrealized losses at December 31, 2004 and 2003, are comprised of $119 million and $147 million related to investment grade securities and $28 million and $86 million related to below investment grade securities, respectively. At December 31, 2004, $3 million of the gross unrealized losses represented declines in value of greater than 20%, none of which had been in that position for twelve months or more, as compared to $36 million at December 31, 2003 that represented declines in value of greater than 20%, substantially all of which had been in that position for less than six months. At December 31, 2004, the $23 million of gross unrealized losses of twelve months or more were concentrated in the manufacturing, utilities and asset backed securities sectors. At December 31, 2003, the $38 million of gross unrealized losses of twelve months or more were concentrated in the manufacturing, utilities and asset backed securities sectors. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2004 or 2003.

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, as of December 31:

	2004
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$503	$49	$19	$6	$522	$55

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	2003
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$158	$32	$96	$19	$254	$51

At December 31, 2004, gross unrealized losses on equity securities were $55 million, compared to $51 million at December 31, 2003. At December 31, 2004, $7 million of the gross unrealized losses represented declines of greater than 20%, substantially all of which had been in that position for less than six months. At December 31, 2003, $4 million of the gross unrealized losses represented declines of greater than 20%, substantially all of which had been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments was not warranted at December 31, 2004 or 2003.

Duration of Gross Unrealized Loss Positions for Cost Method Investments

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual cost method investments have been in a continuous unrealized loss position, at December 31:

	2004
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Cost method investments	$2	$—	$10	$2	$12	$2

	2003
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Cost method investments	$—	$—	$20	$8	$20	$8

The aggregate cost of the Company’s cost method investments included in “Other long-term investments” totaled $80 million at both December 31, 2004 and 2003.

At December 31, 2004, gross unrealized losses on cost method investments were $2 million, compared to $8 million at December 31, 2003. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2004 or 2003.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2004	2003
	(in millions)
Fixed maturities available for sale	$14,801	$13,404
Other trading account assets	54	83
Separate account assets	3,467	3,196

Total securities pledged	$18,322	$16,683

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and securities borrowed transactions. The fair value of this collateral was approximately $369 million and $422 million at December 31, 2004 and 2003, respectively, of which $369 million in 2004 and $272 million in 2003 had either been sold or repledged.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Assets of $257 million and $265 million at December 31, 2004 and 2003, respectively, were on deposit with governmental authorities or trustees. Additionally, assets valued at $706 million and $601 million at December 31, 2004 and 2003, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Letter stock or other securities restricted as to sale amounted to $2 million and $11 million at December 31, 2004 and 2003, respectively.

6. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2004	2003	2002
	(in millions)
Balance, beginning of year	$4,933	$4,741	$5,122
Capitalization of commissions, sales and issue expenses	489	461	461
Amortization	(479)	(375)	(647)
Change in unrealized investment gains and losses	88	106	(195)
Impact of adoption of SOP 03-1	4	—	—

Balance, end of year	$5,035	$4,933	$4,741

7. VALUATION OF BUSINESS ACQUIRED AND GOODWILL AND OTHER INTANGIBLES

Valuation of Business Acquired

The balance of and changes in VOBA as of and for the year ended December 31, are as follows:

2004
(in millions)
Balance, beginning of year	$—
Acquisitions	423
Amortization (1)	(40)
Interest (2)	25

Balance, end of year	$408

(1)	The average expected life for VOBA amortization was approximately 25 years from the date of acquisition for the business acquired from CIGNA.
(2)	The interest accrual rates ranged from 6.32% to 7.76%.

The following table provides estimated future amortization, net of interest, for the periods indicated.

VOBA Amortization
(in millions)
2005	$12
2006	10
2007	8
2008	6
2009	5
2010 and thereafter	367

Total	$408

Goodwill and Other Intangibles

The changes in the book value of goodwill are as follows:

	2004	2003	2002
	(in millions)
Balance, beginning of year	$99	$105	$88
Acquisitions	564	—	17
Disposal of reporting unit	(5)	—	—
Foreign currency translation	7	(6)	—

Balance, end of year	$665	$99	$105

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. As a result of the December 31, 2004, 2003 and 2002 annual impairment tests, the Company determined that no impairments were needed.

At December 31, 2004, the gross carrying amount and accumulated amortization for the Company’s other intangibles amounted to $15 million and $(5) million, respectively, and at December 31, 2003, $1 million and $0 million, respectively. Other intangibles consist primarily of intangibles related to technology and leasehold improvements associated with the acquisition of the CIGNA businesses. Amortization expense for other intangibles was $5 million, $0 million and $0 million for the years ended December 31, 2004, 2003 and 2002, respectively. Amortization expense for the other intangibles currently owned by the Company is expected to be approximately $3 million in 2005 and 2006, $2 million in 2007 and $1 million in 2008 and 2009.

8. POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2004	2003
	(in millions)
Life insurance	$54,341	$53,450
Individual and group annuities	14,488	13,768
Other contract liabilities	423	355

Total future policy benefits	$69,252	$67,573

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for individual and group health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 8.5%; less than 1% of the reserves are based on an interest rate in excess of 8%. Participating insurance represented 26% and 30% of domestic individual life insurance in force at December 31, 2004 and 2003, respectively, and 91%, 92% and 91% of domestic individual life insurance premiums for 2004, 2003 and 2002, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience when the basis of the reserve is established. Interest rates used for the aggregate reserves range from 0% to 11.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities are equal to the aggregate of (1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and (2) premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience when the basis of the reserve is established. The interest rates used in the determination of the aggregate reserves range from 2.3% to 14.8%; less than 3% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience (except for certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves). The interest rates used in the determination of the aggregate reserves range from 0% to 8.8%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

premium annuity business, which consists of limited-payment, long-duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $3,300 million and $2,830 million are included in “Future policy benefits” with respect to these deficiencies at December 31, 2004 and 2003, respectively.

The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 9.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2004	2003
	(in millions)
Individual annuities	$7,642	$6,854
Group annuities (1)	18,072	1,769
Guaranteed investment contracts and guaranteed interest accounts (1)	14,223	13,951
Funding agreements	3,629	1,451
Interest-sensitive life contracts	3,766	3,508
Dividend accumulations and other	11,818	11,353

Policyholders’ account balances	$59,150	$38,886

(1)	Includes as of December 31, 2004, $16,356 million of group annuities and $825 million of guaranteed investment contracts associated with the retirement business acquired from CIGNA. The interest crediting rates for these contracts range from 3% to 7.4% for group annuities and 5.4% to 9.1% for guaranteed investment contracts.

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 3% to 8% for interest-sensitive life contracts and from 0% to 14% for contracts other than interest-sensitive life. Less than 2% of policyholders’ account balances have interest crediting rates in excess of 8%.

Included in “Funding agreements” at December 31, 2004 and 2003, are $2,756 million and $1,052 million, respectively, of medium-term notes of consolidated variable interest entities secured by funding agreements purchased from the Company with the proceeds of such notes. The interest rates associated with such notes range from 1.3% to 4.4%. Also included in funding agreements at December 31, 2004, are $483 million of affiliated funding agreements with Prudential Financial in support of a retail note issuance program to financial wholesalers.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Unpaid Claims and Claim Adjustment Expenses

The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for accident and health insurance at December 31:

	2004	2003	2002
	(in millions)
Balance at January 1	$1,620	$1,560	$1,647
Less reinsurance recoverables, net	17	24	129

Net balance at January 1	1,603	1,536	1,518

Incurred related to:
Current year	573	542	541
Prior years	48	33	(32)

Total incurred	621	575	509

Paid related to:
Current year	159	153	158
Prior years	356	355	333

Total paid	515	508	491

Net balance at December 31	1,709	1,603	1,536
Plus reinsurance recoverables, net	18	17	24

Balance at December 31	$1,727	$1,620	$1,560

The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company’s experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statements of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 6.4%.

The accident and health reinsurance recoverable balance related to unpaid claims at December 31, 2004, 2003 and 2002 includes $0 million, $1 million and $9 million, respectively, attributable to the Company’s discontinued healthcare business.

The amounts incurred for claims and claim adjustment expenses for accident and health in 2004 and 2003 that related to prior years were primarily due to required interest somewhat offset by long-term disability claim termination experience. The amounts incurred for claims and claim adjustment expenses for accident and health in 2002 that related to prior years was due to long-term disability claim termination experience.

9. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (a) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (b) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary (“anniversary contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2004 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2004, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2004
	In the Event of Death	At Annuitization/ Accumulation
	(dollars in millions)
Variable Annuity Contracts
Return of net deposits
Account value	$6,374	N/A
Net amount at risk	$13	N/A
Average attained age of contractholders	61 years	N/A

Minimum return or anniversary contract value
Account value	$11,755	$2,035
Net amount at risk	$1,491	$1
Average attained age of contractholders	65 years	59 years
Average period remaining until earliest expected annuitization	N/A	6 years

	Unadjusted Value	Adjusted Value
Market value adjusted annuities
Account value	$329	$345

December 31, 2004
In the Event of Death
(dollars in millions)
Variable Life, Variable Universal Life and Universal Life Contracts
No lapse guarantees
Separate account value	$1,626
General account value	$394
Net amount at risk	$32,295
Average attained age of contractholders	45 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

December 31, 2004
(in millions)
Equity funds	$10,555
Bond funds	1,189
Balanced funds	1,894
Money market funds	389
Other	207

Total	$14,234

In addition to the amounts invested in separate account investment options above, $3,895 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” In 2004, there were no liabilities recorded related to the guaranteed minimum withdrawal benefits (“GMWB”) feature. This feature is actually offered with certain variable annuity products issued by the American Skandia Life Assurance Corporation (“ASLAC”), an affiliated company. The risk arising from the feature was reinsured to the Company, retroactive to October, 2003, via an automatic coinsurance agreement executed between the Company and ASLAC in 2004. GMWB benefits are considered to be derivatives under SFAS No. 133, and changes in the fair value of the derivative are recognized through “Realized investment gains (losses), net.”

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Totals
	(in millions)
Balance at January 1, 2004	$47	$2	$—	$49
Incurred guarantee benefits	22	5	—	27
Paid guarantee benefits	(24)	—	—	(24)

Balance at December 31, 2004	$45	$7	$—	$52

The GMDB liability is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The percentage of assessments used is chosen such that, at issue, the present value of expected death benefits in excess of the projected account balance and the percentage of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB liability balance, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised. The GMIB liability was determined at December 31, 2004 by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance.

The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB’s were determined over a reasonable range of stochastically generated scenarios. For variable annuities and variable universal life, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique. For variable life, various scenarios covering a reasonable range were weighted based on a statistical lognormal model. For universal life, 10,000 scenarios were stochastically generated and, from these, 100 were selected.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative premiums when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (ii) additional interest credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

Sales Inducements
(in millions)
Balance at January 1, 2004	$86
Capitalization	48
Amortization	(14)

Balance at December 31, 2004	$120

10. CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Company established a separate closed block for participating individual life insurance policies issued by the Canadian branch of Prudential Insurance. Due to the substantially smaller number of outstanding Canadian policies, this separate closed block is insignificant in size and is not included in the information presented below.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in “Accumulated other comprehensive income (loss)”) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings. As of December 31, 2004, the Company has not recognized a policyholder dividend obligation for the excess of actual cumulative earnings over the expected cumulative earnings. However, net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as policyholder dividend obligations of $3,141 million and $2,443 million at December 31, 2004 and 2003, respectively, to be paid to Closed Block policyholders unless otherwise offset by future experience, with an offsetting amount reported in “Accumulated other comprehensive income (loss).”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

On December 14, 2004, the Company’s Board of Directors acted to reduce dividends, effective January 1, 2005 on Closed Block policies to reflect changes in the economic environment, primarily the persistent low levels of fixed income interest rates experienced in recent years, as well as poor equity returns. These actions resulted in a $91 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2004.

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2004	2003
	(in millions)
Closed Block Liabilities
Future policy benefits	$49,511	$48,842
Policyholders’ dividends payable	1,077	1,168
Policyholder dividend obligation	3,141	2,443
Policyholders’ account balances	5,557	5,523
Other Closed Block liabilities	8,943	7,222

Total Closed Block Liabilities	68,229	65,198

Closed Block Assets
Fixed maturities, available for sale, at fair value	44,870	40,517
Equity securities, available for sale, at fair value	2,620	2,282
Commercial loans	6,707	6,423
Policy loans	5,454	5,543
Other long-term investments	996	983
Short-term investments	1,769	3,361

Total investments	62,416	59,109
Cash and cash equivalents	1,800	2,075
Accrued investment income	668	693
Other Closed Block assets	343	323

Total Closed Block Assets	65,227	62,200

Excess of reported Closed Block Liabilities over Closed Block Assets	3,002	2,998
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains	3,459	3,415
Allocated to policyholder dividend obligation	(3,141)	(2,443)

Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$3,320	$3,970

Information regarding the policyholder dividend obligation is as follows:

	2004	2003
	(in millions)
Balance, January 1	$2,443	$1,606
Impact on income before gains allocable to policyholder dividend obligation	—	—
Net investment gains	—	—
Unrealized investment gains	698	837

Balance, December 31	$3,141	$2,443

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Closed Block revenues and benefits and expenses for the years ended December 31, 2004, 2003 and 2002 were as follows:

	2004	2003	2002
	(in millions)
Revenues
Premiums	$3,776	$3,860	$4,022
Net investment income	3,392	3,326	3,333
Realized investment gains (losses), net	709	430	(521)
Other income	59	64	68

Total Closed Block revenues	7,936	7,680	6,902

Benefits and Expenses
Policyholders’ benefits	4,056	4,174	4,310
Interest credited to policyholders’ account balances	137	139	139
Dividends to policyholders	2,364	2,452	2,506
General and administrative expenses	710	759	801

Total Closed Block benefits and expenses	7,267	7,524	7,756

Closed Block revenues, net of Closed Block benefits and expenses, before income taxes	669	156	(854)

Income tax expense (benefit)	19	(21)	(147)

Closed Block revenues, net of Closed Block benefits and expenses and income taxes	$650	$177	$(707)

11. REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. In addition, the acquisition of the retirement business of CIGNA on April 1, 2004, required the Company through its wholly owned subsidiary, PRIAC, to enter into certain reinsurance arrangements with CIGNA to effect the transfer of the retirement business included in the transaction. These reinsurance arrangements include coinsurance-with-assumption, modified-coinsurance-with assumption, and modified-coinsurance-without-assumption and are more fully described in Note 4.

Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Prumerica Life S.p.A., The Pramerica Life Insurance Company, Inc., Prudential Seguros, S.A., Prumerica Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna, Pruco Reinsurance Ltd. and American Skandia Life Assurance Corporation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

	2004	2003	2002
	(in millions)
Direct premiums	$8,063	$7,868	$7,927
Reinsurance assumed(1)	394	277	154
Reinsurance ceded	(1,076)	(975)	(838)

Premiums	$7,381	$7,170	$7,243

Policyholders’ benefits ceded	$952	$851	$778

(1)	Includes $2 million of premiums assumed for the period April 1, 2004 through December 31, 2004 under the reinsurance arrangements associated with the acquisition of the retirement business of CIGNA.

“Premiums” includes affiliated direct premiums of $85 million, $85 million and $83 million, affiliated reinsurance assumed of $317 million, $196 million and $104 million and affiliated reinsurance ceded of $(246) million, $(222) million and $(162) million for the years ended December 31, 2004, 2003 and 2002, respectively.

Affiliated policyholders’ benefits assumed was $73 million, $59 million and $46 million for the years ended December 31, 2004, 2003 and 2002, respectively. Affiliated policyholders’ benefits ceded was $(66) million, $(76) million and $(59) million for the years ended December 31, 2004, 2003, and 2002, respectively. Changes in reserves due to affiliated reinsurance for the years ended December 31, 2004, 2003 and 2002, was $29 million, $8 million and $4 million, respectively.

“General and administrative expenses” include affiliated assumed expenses of $110 million, $54 million and $9 million for the years ended December 31, 2004, 2003 and 2002, respectively.

Reinsurance recoverables at December 31, are as follows:

	2004	2003
	(in millions)
Individual and group annuities (1)	$32,215	$—
Life insurance	1,025	945
Other reinsurance	58	62

Total reinsurance recoverable	$33,298	$1,007

(1)	Represents reinsurance recoverables as of December 31, 2004, under the modified coinsurance arrangement associated with the acquisition of the retirement business of CIGNA. At December 31, 2004, the Company has recorded a related reinsurance payable of $32,198 million.

“Reinsurance recoverables” includes affiliated receivables of $596 million and $507 million at December 31, 2004 and 2003, respectively. After excluding both the reinsurance recoverable associated with the acquisition of the retirement business of CIGNA and affiliated reinsurance recoverables, three major reinsurance companies account for approximately 71% of the remaining reinsurance recoverable at December 31, 2004. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

“Reinsurance payables” includes affiliated payables of $267 million and $220 million at December 31, 2004 and 2003, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

12. SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

Description	2004	2003
	(in millions)
Commercial paper	$2,001	$2,846
Notes payable (a)	216	278
Current portion of long-term debt	58	454

Total short-term debt	$2,275	$3,578

(a)	Notes payable includes notes due to a related party of $146 million and $262 million at December 31, 2004 and 2003, respectively. The related party note at December 31, 2004 matured on January 10, 2005 and bore an interest rate of 2.3%. The related party note at December 31, 2003 matured on January 7, 2004 and bore an interest rate of 1.0%.

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was approximately 2.1% and 1.0% at December 31, 2004 and 2003, respectively.

At December 31, 2004, the Company had $1,568 million in committed lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from two to five years.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, to meet working capital needs and to take advantage of current investment opportunities. At December 31, 2004 and 2003, a portion of commercial paper borrowings were supported by $1,500 million of the Company’s existing lines of credit. At December 31, 2004 and 2003, the weighted average maturity of commercial paper outstanding was 25 and 17 days, respectively.

Long-term Debt

Long-term debt at December 31, is as follows:

Description	Maturity Dates	Rate	2004	2003
			(in millions)
Fixed rate notes
Fixed rate note subject to set-off arrangements	2009	4.45%	$952	$—
Other fixed rate notes (a)	2006-2023	5.10%-7.30%	1,786	965
Surplus notes	2007-2025	(b )	692	691

Sub-total			3,430	1,656
Less assets under set-off arrangements (c)			784	—

Total long-term debt			$2,646	$1,656

(a)	Other fixed rate notes at December 31, 2004 includes $896 million due to a related party maturing on September 20, 2014 bearing an interest rate of 5.1%
(b)	The interest rate on the Surplus notes ranged from 7.65% to 8.30% in 2004 and 2003.
(c)	Assets under set-off arrangements represent a reduction in the amount of fixed rate notes included in long-term debt, related to an arrangement where valid rights of set-off exist and it is the intent of both parties to settle on a net basis under legally enforceable arrangements.

Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2004 and 2003, the Company was in compliance with all debt covenants.

Payment of interest and principal on the surplus notes issued after 1993, of which $692 million and $691 million was outstanding at December 31, 2004 and 2003, respectively, may be made only with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey (the “Commissioner”). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2004, the Company has met these statutory capital requirements.

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. These instruments qualify for hedge

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

accounting treatment. The impact of these instruments, which is not reflected in the rates presented in the tables above, were decreases of $28 million and $28 million in interest expense for the years ended December 31, 2004 and 2003, respectively. Floating rates are determined by contractual formulas and may be subject to certain minimum or maximum rates. See Note 19 for additional information on the Company’s use of derivative instruments.

Interest expense for short-term and long-term debt, including interest on affiliated debt, was $202 million, $167 million and $220 million, for the years ended December 31, 2004, 2003 and 2002, respectively. Interest expense related to affiliated debt was $16 million for the year ended December 31, 2004. “Due to parent and affiliates” included $13 million associated with the affiliated long-term interest payable at December 31, 2004.

Included in “Policyholders’ account balances” are additional debt obligations of the Company. See Note 8 for further discussion.

13. STOCK-BASED COMPENSATION

In 2004 and 2003, Prudential Financial issued stock-based compensation including stock options.

Employee Stock Options

As discussed in Note 2, effective January 1, 2003, Prudential Financial changed its accounting for employee stock options to adopt the fair value recognition provisions of SFAS No. 123 prospectively for all new awards granted to employees on or after January 1, 2003. Accordingly, results of operations of the Company for the years ended December 31, 2004 and 2003, include costs of $11 million and $3 million, respectively, associated with employee stock options issued by Prudential Financial to certain employees of the Company.

14. EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on a notional account balance that increases based on age, service and salary during their career.

The Company provides certain life insurance and health care benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Employees generally become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

On December 8, 2003, President Bush signed the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (“the Act”) into law. The Act introduces a prescription drug benefit under Medicare (Medicare Part D), beginning in 2006. Under the Act, employers who sponsor postretirement plans that provide prescription drug benefits that are actuarially equivalent to Medicare qualify to receive subsidy payments.

On January 12, 2004, the FASB issued FSP 106-1, “Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement, and Modernization Act of 2003.” As permitted by FSP 106-1, the Company elected to defer the accounting for the effects of the Act in 2003.

On May 19, 2004, the FASB issued FSP 106-2, “Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement, and Modernization Act of 2003.” In accordance with FSP 106-2, the Company remeasured its plan assets and Accumulated Postretirement Benefit Obligation (“APBO”) as of January 1, 2004 to account for the subsidy and other effects of the Act. This remeasurement resulted in a $39 million reduction in postretirement benefit costs in 2004. The $39 million reduction in postretirement benefit costs reflects $33 million as a result of the subsidy and is comprised of a $18 million reduction in the amortization of actuarial loss, a $15 million reduction in interest costs, and a $0 million reduction in service cost. The reduction in the APBO for the subsidy related to past service was $337 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Prepaid and accrued benefits costs are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2004	2003	2004	2003
	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(7,101)	$(6,546)	$(2,859)	$(2,370)
Service cost	(118)	(149)	(10)	(13)
Interest cost	(389)	(419)	(147)	(150)
Plan participants’ contributions	—	—	(15)	(11)
Amendments	—	(10)	(13)	73
Annuity purchase	3	3	—	—
Actuarial gains/(losses), net	84	(648)	150	(549)
Curtailments	—	112	—	1
Contractual termination benefits	—	(1)	—	—
Special termination benefits	—	(44)	—	(1)
Transfers from destacked subsidiaries	—	—	—	(3)
Transfers to destacked subsidiaries	—	—	—	—
Benefits paid	731	602	211	168
Foreign currency changes	—	(1)	(2)	(4)

Benefit obligation at end of period	$(6,790)	$(7,101)	$(2,685)	$(2,859)

Change in plan assets
Fair value of plan assets at beginning of period	$8,643	$7,837	$1,131	$1,157
Actual return on plan assets	1,176	1,381	112	126
Annuity purchase	(3)	(3)	—	—
Employer contributions	32	30	9	5
Plan participants’ contributions	—	—	15	11
Benefits paid	(731)	(602)	(211)	(168)

Fair value of plan assets at end of period	$9,117	$8,643	$1,056	$1,131

Funded status
Funded status at end of period	$2,327	$1,542	$(1,629)	$(1,728)
Unrecognized transition (asset) liability	—	(23)	5	6
Unrecognized prior service costs	144	164	(54)	(74)
Unrecognized actuarial losses, net	896	1,349	657	866
Effects of fourth quarter activity	8	6	3	1

Net amount recognized	$3,375	$3,038	$(1,018)	$(929)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,689	$3,328	$—	$—
Accrued benefit liability	(440)	(397)	(1,018)	(929)
Intangible asset	—	—	—	—
Accumulated other comprehensive income	126	107	—	—

Net amount recognized	$3,375	$3,038	$(1,018)	$(929)

Accumulated benefit obligation	$(6,556)	$(6,596)	$(2,685)	$(2,859)

The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $516 million, $448 million and $0 million, respectively, at September 30, 2004 and $508 million, $404 million and $0 million, respectively, at September 30, 2003.

In 2004 and 2003, the pension plan purchased annuity contracts from Prudential Insurance for $3 million and $3 million, respectively. The approximate future annual benefit payment for all annuity contracts was $23 million and $22 million in 2004 and 2003, respectively.

There were no material pension amendments in 2004. The benefit obligation for pensions increased by $10 million in 2003 related to non-qualified pension obligations transferred from a destacked subsidiary.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The benefit obligation for other postretirement benefits increased by $13 million for changes made in the substantive plan to medical, dental and life insurance benefits. There was an increase in cost of $11 million related to cost sharing changes for certain retirees for medical benefits. There was an increase in cost of $2 million associated with providing Prudential Financial benefits to employees of Cigna Life that were brought into Prudential Financial postretirement plans reflected at the January 1, 2004 remeasurement with credit for prior service. The benefit obligation for other postretirement benefits decreased by $73 million in 2003 for changes in the substantive plan made to medical, dental and life insurance benefits. There was a reduction in cost related to changes in the prescription drug program of $39 million and a reduction of $39 million for cost sharing shifts to certain retirees for medical and dental benefits. There was an increase in cost of $5 million associated with providing Prudential Financial benefits to former Prudential Securities Inc. (a destacked subsidiary) employees that transferred to Prudential Financial effective July 1, 2003.

The pension benefits were amended during the time period presented for 2002 to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits in the table below.

Employees were provided special termination benefits in conjunction with their termination of employment related to transactions in 2003 for certain destacked subsidiaries. These benefits include the cost of vesting plan participants, accruing benefits until year-end, crediting service for vesting purposes and certain early retirement subsidies. Costs related to these amendments are reflected in special termination benefits in the table below.

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2004	2003	2002	2004	2003	2002
	(in millions)
Components of net periodic (benefit) cost
Service cost	$118	$149	$138	$10	$13	$13
Interest cost	389	419	434	147	150	148
Expected return on plan assets	(824)	(833)	(908)	(81)	(84)	(115)
Amortization of transition amount	(23)	(107)	(107)	1	2	14
Amortization of prior service cost	19	29	30	(7)	—	—
Amortization of actuarial net (gain) loss	18	8	(47)	28	10	(8)
Curtailments	—	37	—	—	—	—
Contractual termination benefits	—	—	1	—	—	—
Special termination benefits	—	44	—	—	1	—

Net periodic (benefit) cost	$(303)	$(254)	$(459)	$98	$92	$52

The increase in the minimum liability included in “Accumulated other comprehensive income” as of September 30, 2004 and September 30, 2003 is as follows:

	Pension Benefits		Other Postretirement Benefits
	2004	2003	2004	2003
	(in millions)
Increase in minimum liability included in other comprehensive income	$19	$55	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The assumptions at September 30, used by the Company to calculate the domestic benefit obligations as of that date and to determine the benefit cost in the year are as follows:

	Pension Benefits			Other Postretirement Benefits
	2004	2003	2002	2004	2003	2002
Weighted-average assumptions
Discount rate (beginning of period)	5.75%	6.50%	7.25%	5.75%	6.50%	7.25%
Discount rate (end of period)	5.75%	5.75%	6.50%	5.50%	5.75%	6.50%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Expected return on plan assets (beginning of period)	8.75%	8.75%	9.50%	7.75%	7.75%	9.00%
Health care cost trend rates (beginning of period)				6.05–10.00%	6.40–10.00%	6.76–8.76%
Health care cost trend rates (end of period)	—	—	—	5.44–10.00%	6.05–10.00%	6.40–10.00%
For 2004, 2003 and 2002 the ultimate health care cost trend rate after gradual decrease until: 2009, 2007, 2007 (beginning of period)				5.00%	5.00%	5.00%
For 2004, 2003 and 2002 the ultimate health care cost trend rate after gradual decrease until: 2009, 2007, 2007 (end of period)	—	—	—	5.00%	5.00%	5.00%

The pension and postretirement expected long term rates of return for 2004 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2004. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. The expected returns by an asset class contemplate the risk free interest rate environment as of the measurement date and then add a risk premium. The risk premium is a range of percentages and is based upon historical information and other factors such as expected reinvestment returns and asset manager performance.

The Company applied the same approach to the determination of the expected long term rate of return in 2005. The expected long term rate of return for 2005 is 8.50% and 8.25%, respectively, for the pension and postretirement plans.

The Company, with respect to pension benefits, uses market related value to determine the components of net periodic benefit cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a five year period.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits 2004
(in millions)
One percentage point increase
Increase in total service and interest costs	$12
Increase in postretirement benefit obligation	208

One percentage point decrease
Decrease in total service and interest costs	$10
Decrease in postretirement benefit obligation	178

Pension and postretirement plan asset allocation as of September 30, 2004 and September 30, 2003, are as follows:

	Pension Percentage of Plan Assets as of September 30		Postretirement Percentage of Plan Assets as of September 30
	2004	2003	2004	2003
Asset category
U.S. Stocks	41%	49%	58%	52%
International Stocks	11%	9%	6%	5%
Bonds	40%	34%	22%	20%
Short-term Investments	0%	2%	3%	3%
Real Estate	6%	6%	0%	0%
Municipal Bonds	0%	0%	11%	20%
Other	2%	0%	0%	0%

Total	100%	100%	100%	100%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company, for its domestic pension and postretirement plans, has developed guidelines for asset allocations. As of the September 30, 2004 measurement date the range of target percentages are as follows:

	Pension Investment Policy Guidelines as of September 30, 2004		Postretirement Investment Policy Guidelines as of September 30, 2004
	Minimum	Maximum	Minimum	Maximum
Asset category
U.S. Stocks	30%	52%	28%	68%
International Stocks	5%	15%	1%	8%
Bonds	42%	68%	11%	50%
Short-term Investments	0%	21%	0%	29%
Real Estate	2%	7%	0%	3%
Municipal Bonds	0%	0%	12%	12%
Other	0%	10%	0%	0%

Management reviews its investment strategy on an annual basis.

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and real estate, while meeting the cash requirements for a pension obligation that includes a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, real estate, bonds and municipal bonds, while meeting the cash requirements for the postretirement obligations that includes a medical benefit including prescription drugs, a dental benefit and a life benefit. The postretirement equity is used to provide expected growth in assets deposited into the plan assets. Bonds provide liquidity and income. Real estate provides for capital growth and income. Short-term investments provide liquidity and allow for defensive asset mixes. Municipal bonds provide liquidity and tax efficient income, where appropriate. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

There were no investments in Prudential Financial Inc. common stock as of September 30, 2004 or 2003 for either the pension plan or postretirement plans. Pension plan assets of $7,161 million and $7,311 million are included in Separate Account assets and liabilities as of September 30, 2004 and 2003, respectively.

The expected benefit payments for the Company’s domestic pension and postretirement plans for the years indicated are as follows:

Expected Benefits Payments	Pension	Other Postretirement Benefits	Other Postretirement Benefits Subsidy Receipt
	(in millions)
2005	$412	$238	$—
2006	409	246	18
2007	410	253	19
2008	413	255	20
2009	414	255	21
2010-2014	2,173	1,265	121

Total	$4,231	$2,512	$199

The Company anticipates that it will make cash contributions in 2005 of $27 million to the pension plans and $10 million to the postretirement plans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Postemployment Benefits

The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2004 and 2003, was $62 million and $52 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $52 million, $54 million and $55 million for the years ended December 31, 2004, 2003 and 2002, respectively.

15. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2004	2003	2002
	(in millions)
Current tax expense (benefit)
U.S.	$517	$379	$231
State and local	(12)	2	18
Foreign	9	15	4

Total	514	396	253

Deferred tax expense (benefit)
U.S.	284	48	(221)
State and local	(3)	(16)	(22)
Foreign	—	(1)	—

Total	281	31	(243)

Total income tax expense	$795	$427	$10

The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

	2004	2003	2002
	(in millions)
Expected federal income tax expense	$958	$558	$1
Non-taxable investment income	(131)	(56)	(96)
Change in valuation allowance	—	(19)	22
Non-deductible expenses	(5)	(18)	67
State and local income taxes	(11)	(9)	(5)
Other	(16)	(29)	21

Total income tax expense	$795	$427	$10

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2004	2003
	(in millions)
Deferred tax assets
Insurance reserves	$1,133	$1,375
Policyholder dividends	1,287	1,136
Other	641	336

Deferred tax assets before valuation allowance	3,061	2,847
Valuation allowance	(24)	(28)

Deferred tax assets after valuation allowance	3,037	2,819

Deferred tax liabilities
Net unrealized investment gains	2,765	2,937
Deferred policy acquisition costs	1,069	1,168
Employee benefits	607	610
Other	361	33

Deferred tax liabilities	4,802	4,748

Net deferred tax liability	$(1,765)	$(1,929)

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. A valuation allowance has been recorded primarily related to tax benefits associated with federal net operating losses and state and local deferred tax assets. At December 31, 2004 and 2003, respectively, the Company had federal net operating and capital loss carryforwards of $66 million and $65 million, which expire between 2007 and 2018. At December 31, 2004 and 2003, respectively, the Company had state operating and capital loss carryforwards for tax purposes approximating $32 million and $2,490 million, which expire between 2005 and 2024.

The Internal Revenue Service (the “Service”) has completed all examinations of the consolidated federal income tax returns through 1996. Tax years 1997 through 2001 are currently under examination by the Service. Management believes sufficient provisions have been made for potential adjustments.

16. STOCKHOLDER’S EQUITY

Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. Unassigned surplus of Prudential Insurance was $3,327 million at December 31, 2004. There were applicable adjustments for unrealized capital gains of $824 million at December 31, 2004. In addition, Prudential Insurance must obtain non-disapproval from the New Jersey insurance regulator before paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance’s surplus as of the preceding December 31 ($8.4 billion as of December 31, 2004) or its net gain from operations for the twelve month period ending on the preceding December 31, excluding realized capital gains and losses ($1.5 billion for the year ended December 31, 2004). The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s.

Statutory Net Income and Surplus

Prudential Insurance is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $1,878 million, $1,231 million and $(490) million for the years ended December 31, 2004, 2003 and 2002, respectively. Statutory capital and surplus of Prudential Insurance amounted to $8,420 million and $7,472 million at December 31, 2004 and 2003, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

17. RELATED PARTY TRANSACTIONS

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include, PRUCO, Inc. (includes Prudential Securities Group, Inc. and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential Real Estate and Relocation Services, Inc., Prudential International Investments Corporation, Prudential International Investments, LLC, Skandia U.S., Inc. and Prudential Japan Holdings, LLC. Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $430 million, $501 million and $527 million for the years ended December 31, 2004, 2003, and 2002, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

Under these service agreements, the Company converts deposited funds denominated in foreign currencies into U.S. dollars for payment to other subsidiaries of Prudential Financial. At December 31, 2004 and 2003, the Company’s affiliated liability due to these deposits was $0 million and $187 million, respectively, and is included within “Due to parent and affiliates.”

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in “Other income” were $92 million, $214 million and $231 million for the years ended December 31, 2004, 2003 and 2002, respectively, related primarily to compensation for the sale of affiliates’ products through the Company’s distribution network.

The amounts due to the Company under all service agreements were $94 million and $166 million at December 31, 2004 and 2003, respectively, and are included in “Due from parent and affiliates.”

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries, distribution services from Prudential Securities Group, Inc. and consulting services from Prumerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $220 million, $200 million and $195 million in “Net investment income” and $127 million, $92 million and $101 million in “General and administrative expenses” for the years ended December 31, 2004, 2003 and 2002, respectively. The amounts due to Prudential Financial and certain of its subsidiaries under such agreements were $39 million and $35 million at December 31, 2004 and 2003, respectively, and are included in “Due to parent and affiliates.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

Description	Maturity Dates	Rate	2004	2003
			(in millions)
U.S. Dollar floating rate notes (a)	2004-2008	1.31% - 3.06%	$285	$1,150
U.S. Dollar fixed rate note (b)	2004-2010	4.56% - 5.37%	100	120
Japanese Yen fixed rate note	2008	2.17%	722	690
Great Britain Pound floating rate note	2004	4.49% -5.17%	—	95

Total long-term notes receivable – affiliated (c)			1,107	2,055
Short-term notes receivable – affiliated (d)			1,350	2,365

Total notes receivable - affiliated			$2,457	$4,420

(a)	On the date of demutualization, Prudential Financial made a contribution of capital to the Company amounting to $1,050 million that was financed with the proceeds from the purchase by Prudential Insurance of a series of notes issued by Prudential Financial with market rates of interest and maturities ranging from nineteen months to three years, which is included in floating rate notes. Included within floating rate notes is the current portion of long-term notes receivable, which was $150 million and $1,000 million at December 31, 2004 and 2003, respectively.
(b)	Included within fixed rate notes is the current portion of the long-term notes receivable, which was $0 million and $20 million at December 31, 2004 and 2003, respectively.
(c)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances, with the exception of the Prudential Financial notes described in (a) above.
(d)	Short-term notes receivable have variable rates, which averaged 2.56% at December 31, 2004 and 1.36% at December 31, 2003. Short-term notes receivable are payable on demand.

Accrued interest receivable related to these loans was $2 million and $3 million at December 31, 2004 and 2003, respectively, and is included in “Due from parent and affiliates.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $261 million and $228 million, associated with these transactions at December 31, 2004 and 2003, respectively.

Revenues related to lending activities to affiliates were $16 million, $24 million and $28 million in “Net investment income” and $53 million, $55 million and $82 million in “Other income” for the years ended December 31, 2004, 2003 and 2002, respectively.

Sales of Fixed Maturities between Affiliates

In June 2004, the Company sold fixed maturity investments to affiliates for $209 million, the fair value on the date of the transfer plus accrued interest. The affiliates recorded the investments at the historic amortized cost of the Company. The difference of $4 million between the historic amortized cost and the fair value, net of taxes was recorded as an increase to additional paid-in-capital.

In October 2003, the Company purchased fixed maturity investments from an affiliate for $595 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at the historic amortized cost of the affiliate. The difference of $29 million between the historic amortized cost and the fair value, net of taxes was recorded as a reduction to additional paid-in-capital. The fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $552 million and $370 million at December 31, 2004 and 2003, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $254 million and $263 million at December 31, 2004 and 2003, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Retail Medium Term Notes Program

During 2004, the Company began selling funding agreements (“agreements”) to Prudential Financial. As discussed in Note 8, “Policyholders’ account balances” include $483 million related to these agreements at December 31, 2004. The affiliated interest credited on these agreements was $9 million for the year ended December 31, 2004 and is included in “Interest credited to policyholders’ account balances.”

Reinsurance

As discussed in Note 11, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 12, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

18. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 19 for a discussion of derivative instruments.

Commercial Loans

The fair value of commercial loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

Policy Loans

The fair value of insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Notes Receivable - Affiliated

The fair value of affiliated notes receivable is derived by using discount rates based on the borrowing rates currently available to the Company for notes with similar terms and remaining maturities.

Investment Contracts

For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, carrying value approximates fair value.

Debt

The fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The carrying amount approximates or equals fair value for the following instruments: fixed maturities classified as available for sale, equity securities, short-term investments, cash and cash equivalents, restricted cash and securities, separate account assets and liabilities, trading account assets supporting insurance liabilities, other trading account assets, securities purchased under agreements to resell, securities sold under agreements to repurchase, cash collateral for loaned securities, and securities sold but not yet purchased. The following table discloses the Company’s financial instruments where the carrying amounts and fair values differ at December 31,

	2004		2003
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in millions)
Commercial loans	$20,842	$21,798	$15,659	$17,188
Policy loans	7,196	8,471	7,207	8,647
Notes receivable - affiliated	2,457	2,507	4,420	4,476
Investment contracts	50,787	51,327	30,739	31,508
Short-term and long-term debt	4,921	5,199	5,234	5,490

19. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be specifically attributed to specific assets or liabilities or may be based on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company’s exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. They are also used to hedge credit exposures in the Company’s investment portfolio. With credit derivatives the Company can sell or buy credit protection on an identified name or names in return for receiving or paying a quarterly premium. This premium generally corresponds to a referenced name’s credit spread at the time the agreement is executed. When selling protection, if there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced security. See Note 20 for a discussion of guarantees related to these credit derivatives.

Forward contracts are used by the Company to manage market risks relating to interest rates. The Company also uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

When the Company has cash flows that it has allocated for investment in equity securities or plans to sell investments in equity securities, it may enter into equity derivatives as a temporary hedge against an increase or decrease in the price of the securities it intends to purchase or sell. These hedges are intended to permit such investment transactions to be executed with less adverse market impacts. The Company also may use equity-based derivatives to hedge the equity risks embedded in some of its annuity products.

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. As noted above, these instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit or equity derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The ineffective portion of derivatives accounted for using hedge accounting in the years ended December 31, 2004, 2003 and 2002 was not material to the results of operations of the Company. In addition, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by SFAS No. 133.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2001	$8
Net deferred gains on cash flow hedges from January 1 to December 31, 2002	79
Amount reclassified into current period earnings	(30)

Balance, December 31, 2002	57

Net deferred losses on cash flow hedges from January 1 to December 31, 2003	(100)
Amount reclassified into current period earnings	(24)

Balance, December 31, 2003	(67)
Net deferred losses on cash flow hedges from January 1 to December 31, 2004	(140)
Amount reclassified into current period earnings	42

Balance, December 31, 2004	$(165)

It is anticipated that a pre-tax gain of approximately $27 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the year ended December 31, 2005, offset by amounts pertaining to the hedged items. As of December 31, 2004, the Company does not have any cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 19 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Stockholders’ Equity.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” were losses of $24 million, $33 million and $32 million in 2004, 2003 and 2002, respectively.

For the years ended December 31, 2004, 2003 and 2002, there were no derivative reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company’s over-the-counter derivative transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

20. COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2004, 2003 and 2002 was $73 million, $59 million and $62 million, respectively.

The following table presents, at December 31, 2004, the Company’s future commitments on long-term debt, as more fully described in Note 12, and future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

	Long-term Debt	Operating Leases	Sub-lease Income
	(in millions)
2005	$—	$119	$(29)
2006	63	104	(27)
2007	252	91	(27)
2008	602	52	(20)
2009	2	38	(19)
Beyond 2009	1,727	76	(24)

Total	$2,646	$480	$(146)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

For business reasons, the Company exits certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue the future rental expense and any sub-lease income immediately and release the reserve over the remaining commitment in the year that it is due. Of the $480 million in total non-cancelable operating leases and $146 million in total sub-lease income, $105 million and $103 million, respectively, has already been reserved toward future period rental expenses.

In connection with the Company’s commercial mortgage banking business, it originates commercial mortgage loans. At December 31, 2004, the Company had outstanding commercial mortgage loan commitments with borrowers of $669 million. In certain of these transactions, the Company prearranges that it will sell the loan to an investor after the Company funds the loan. As of December 31, 2004, $494 million of the Company’s commitments to originate commercial mortgage loans are subject to such arrangements.

The Company also has other commitments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparty. These other commitments amounted to $3,728 million at December 31, 2004 principally reflecting commitments to purchase or fund investments, including $2,932 million that the Company anticipates will be funded from the assets of its separate accounts.

In the course of the Company’s business, it provides certain guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future.

A number of guarantees provided by the Company relate to real estate investments, in which the investor has borrowed funds, and the Company has guaranteed their obligation to their lender. In some cases, the investor is an affiliate, and in other cases the unaffiliated investor purchases the real estate investment from the Company. The Company provides these guarantees to assist them in obtaining financing for the transaction on more beneficial terms. The Company’s maximum potential exposure under these guarantees was $1,315 million at December 31, 2004. Any payments that may become required of the Company under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the assets, or would provide the Company with rights to obtain the assets. These guarantees expire at various times over the next 10 years. At December 31, 2004, no amounts were accrued as a result of the Company’s assessment that it is unlikely payments will be required.

Certain contracts underwritten by the retirement services guaranteed products business include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives, at fair value, in accordance with SFAS No. 133. At December 31, 2004, such contracts in force carried a total guaranteed value of $1,798 million.

As discussed in Note 19, the Company writes credit default swaps requiring payment of principal due in exchange for the referenced credits, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company’s maximum amount at risk, assuming the value of the referenced credits become worthless, is $628 million at December 31, 2004. The credit default swaps generally have maturities of five years or less.

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. At December 31, 2004, the Company has accrued liabilities of $5 million associated with all other financial guarantees and indemnity arrangements.

Contingencies

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and proceedings that are typical of the businesses in which the Company operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

In 2004, the Company, along with a number of other insurance companies, received formal requests for information from the New York State Attorney General’s Office, the Securities and Exchange Commission, the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. The Company may receive additional requests from these and other regulators and governmental authorities concerning these and related subjects. The Company is cooperating fully with these inquiries. These matters are the subject of litigation brought by private plaintiffs, including putative class actions and shareholder derivative actions, and the California Department of Insurance and may be the subject of additional regulatory and private actions.

In August 2000, plaintiffs filed a purported national class action against Prudential Insurance in the District Court of Valencia County, New Mexico, Azar, et al. v. Prudential Insurance, based upon the alleged failure to disclose adequately the increased costs associated with payment of life insurance premiums on a “modal” basis, i.e., more frequently than once a year. Similar actions have been filed in New Mexico against over a dozen other insurance companies. The complaint includes allegations that Prudential Insurance should have disclosed to each policyholder who paid for coverage on a modal basis the dollar cost difference between the modal premium and the annual premium required for the policy, as well as the effective annual percentage rate of interest of such difference. Based on these allegations, plaintiffs assert statutory claims including violation of the New Mexico Unfair Practices Act, and common law claims for breach of the implied covenant of good faith and fair dealing, breach of fiduciary duty, unjust enrichment and fraudulent concealment. The complaint seeks injunctive relief, compensatory and punitive damages, both in unspecified amounts, restitution, treble damages, pre-judgment interest, costs and attorneys’ fees. In March 2001, the court entered an order granting partial summary judgment to plaintiffs as to liability. In January 2003, the New Mexico Court of Appeals reversed the finding of summary judgment in favor of plaintiffs and dismissed the counts in the complaint for breach of the covenant of good faith and fair dealing and breach of fiduciary duty. The case was remanded to the trial court to determine if the alleged nondisclosures were material to plaintiffs. In November 2004, the trial court issued an order holding that, as to the named plaintiffs, the non-disclosure was material and reliance had been established. Plaintiffs’ motion for class certification of a multi-state class is under consideration by the court.

In November 2003, an action was commenced in the United States Bankruptcy Court for the Southern District of New York, Enron Corp. v. J.P. Morgan Securities, Inc., et al., against approximately 100 defendants, including Prudential Insurance and other Prudential entities, who invested in Enron’s commercial paper. The complaint alleges that Enron’s October 2001 prepayment of its commercial paper is a voidable preference under the bankruptcy laws, constitutes a fraudulent conveyance and that the Company received prepayment of approximately $100 million. All defendants have moved to dismiss the complaint.

In 2000, a nationwide class action, Shane v. Humana, et al., was brought on behalf of provider physicians and physician groups in the United States District Court for the Southern District of Florida. The complaint alleges that Prudential Insurance and other health care companies engaged in an industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. An amended complaint, naming additional plaintiffs, including three state medical associations, and an additional defendant, was filed in March 2001, and alleges claims of breach of contract, quantum meruit, unjust enrichment, violations of the Racketeer Influenced and Corrupt Organizations Act, or RICO, conspiracy to violate RICO, aiding and abetting RICO violations, and violations of state prompt pay statutes and the California unfair business practices statute. The amended complaint seeks compensatory and punitive damages in unspecified amounts, treble damages pursuant to RICO, and attorneys’ fees. In September 2002, the District Court granted plaintiffs’ motion for class certification of a nationwide class of provider physicians.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In September 2004, the United States Court of Appeals for the Eleventh Circuit affirmed with respect only to the federal RICO claims. The trial is scheduled for September 2005.

The Company’s litigation is subject to many uncertainties, and given its complexity and scope, its outcome cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company’s financial position.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of

The Prudential Insurance Company of America:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the consolidated financial statements, the Company adopted American Institute of Certified Public Accountants Statement of Position 03-1 “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts” as of January 1, 2004, Financial Accounting Standards Board revised Interpretation No. 46, “Consolidation of Variable Interest Entities” as of December 31, 2003, and the fair value recognition provisions of Statement of Financial Accounting Standards No. 123, “Accounting for Stock Based Compensation as of January 1, 2003.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York

March 28, 2005